File No. 2-67464

811-3015

Securities and Exchange Commission

Washington, D.C. 20549

Form N-1A

Registration Under the Securities Act of 1933	☒
Pre-Effective Amendment Number	☐
Post Effective Amendment Number 58	☒

And/or

Registration Statement Under the Investment Company Act of 1940	☒
Amendment No. 59	☒

Ohio National Fund, Inc.

(Exact Name of Registrant)

One Financial Way

Montgomery, Ohio 45242

(Address of Principal Executive Offices)

(513) 794-6100]

(Registrant’s Telephone Number)

Kimberly A. Plante, Secretary

Ohio National Fund, Inc.

One Financial Way

Montgomery, Ohio 45242

(Name and Address of Agent for Service)

Copy to:

Richard T. Choi

Jorden Burt LLP

1025 Thomas Jefferson Street, NW, Suite 400 East

Washington, DC 20007-5208

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate space):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2011 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a) of Rule 485
☐	on (date) pursuant to paragraph (a) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Ohio National Fund, Inc.

One Financial Way — Montgomery, Ohio 45242 — Telephone 1-800-366-6654

Ohio National Fund, Inc. (“Fund”) is a mutual fund with 24 separate investment portfolios. The Fund’s investment adviser is Ohio National Investments, Inc. (the “Adviser”). Fund shares are offered only to separate accounts of The Ohio National Life Insurance Company (“ONLI”), Ohio National Life Assurance Corporation (together with ONLI referred to as “Ohio National Life”) and National Security Life and Annuity Company (“National Security”). The separate accounts use Fund shares as the underlying investments for variable annuities and variable life insurance contracts issued by Ohio National Life and National Security. Some variable contracts do not permit allocations to all the portfolios. Your variable contract prospectus identifies the portfolios available under your contract.

An investment in the portfolios through a variable contract is not a deposit of a bank and is not guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund’s portfolios are:

This prospectus sets forth concisely the information about the Fund you need to know before you purchase an Ohio National Life or National Security variable contract. Keep this prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

May 1, 2011

Equity Portfolio

Investment Objective

Seeks long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.79%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.08%

Total Annual Fund Operating Expenses	0.87%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$89	$278	$482	$1,073

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 50% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests at least 80% of its assets in equity securities. The Portfolio invests primarily in common stocks or securities that may be converted into, or carry the right to buy, common stocks. It may also invest in preferred stocks, debt securities and readily marketable mortgage notes. The Portfolio invests primarily in securities listed on national securities exchanges. From time to time it may also purchase securities traded in the over-the-counter market and foreign securities.

The Portfolio is managed by Legg Mason Capital Management, LLC (“Legg Mason”) under a subadvisory agreement with the Adviser. Legg Mason seeks long-term growth of capital using the “value” approach to investing. It purchases securities that appear to be under-priced and thus appear to offer above-average potential for capital appreciation. It then tends to hold those companies for a long time in order to reduce portfolio turnover and brokerage expenses.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Value Strategy Risk — Because the portfolio manager is assessing intrinsic value of companies, his assessment of value may be incorrect and the securities may be appropriately priced by the market. In such cases the expected return for such securities may be lower than expected.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

Convertible Securities Risk — In addition to being subject to the risks of investing in common stock, the value of convertible securities can be adversely affected by fixed income market forces such as interest rate risk, credit risk, call risk and prepayment risk.

Debt Securities Risk— Debt securities risk includes interest rate risk, credit risk and liquidity risk. With interest rate risk, prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. The Portfolio is subject to credit risk since it may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and the market value of the security. The Portfolio is also exposed to liquidity risk, which occurs if it may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Call Risk — During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.

Mortgage-Backed Securities Risks — Mortgage-backed securities represent interests in “pools” of mortgages. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 28.02%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -30.08%. That was the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2010	1 Year	5 Years	10 Years
Equity Portfolio	7.91%	-7.40%	-1.35%
S&P 500® Index	15.06%	2.29%	1.41%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by the sub-adviser of the Portfolio, Legg Mason Capital Management, LLC (“Legg Mason”). Mary Chris Gay, Senior Vice President, Portfolio Manager of Legg Mason, has been the portfolio manager of the Portfolio since 2001. Ms. Gay has always managed the Portfolio based upon a master portfolio managed by Bill Miller, the creator of Legg Mason’s investment process. Mr. Miller joined Legg Mason in 1981 and is currently the Chairman and Chief Investment Officer of Legg Mason Capital Management, Inc.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Money Market Portfolio

Investment Objective

Seeks maximum current income consistent with preservation of principal and liquidity.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.26%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.09%
Acquired Fund Fees and Expenses	0.03%

Total Annual Fund Operating Expenses	0.38%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$39	$122	$213	$480

Principal Investment Strategies

This Portfolio invests in high quality money market instruments, including:

•

obligations maturing in 13 months or less and issued or guaranteed as to principal and interest by the U.S. government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. government as authorized by Congress;

•

commercial paper, certificates of deposit and bankers’ acceptances that have received the highest rating by any two nationally recognized statistical rating organizations (“NRSRO’s”), or the highest rating by one NRSRO if that is the only NRSRO having rated the security, or whose issuer has received such a rating or ratings with respect to a class of short-term debt obligations that is now comparable in priority and security to those to be purchased;

•

commercial paper, certificates of deposit, bankers’ acceptances or other corporate obligations maturing in 13 months or less and which, although not rated by any NRSRO, the Board of Directors determines to be of a quality comparable to that of instruments receiving either of the two highest ratings, provided, that any security determined to be comparable in quality to the second highest rating shall be included in the 3% limitation below;

•	repurchase agreements with respect to any of these obligations;

•

as to no more than 3% of the portfolio’s assets, in commercial paper, certificates of deposit or bankers’ acceptances receiving the second highest rating by any two NRSRO’s (or by one NRSRO if (a) that is the only NRSRO having rated the security or (b) one other NRSRO has given the security its highest rating), or whose issuer has received such a rating or ratings with respect to a class of short-term debt obligations that is now comparable in priority and security to those to be purchased, provided, that no more than 0.5% of portfolio assets may be invested in such securities of any one issuer; and

•

up to 50% of its assets in the securities of foreign issuers (including private issuers and foreign governments or political subdivisions, agencies or instrumentalities of foreign governments), provided they meet the above quality standards and they are denominated in U.S. dollars and held in custody in the United States.

The Portfolio may only invest in instruments that the Board of Directors determines present minimal credit risks. The Portfolio will invest at least 10% of its assets in cash, U.S. Treasury securities and securities that mature within one day and at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less and securities that mature within one week. Generally, the Portfolio holds its money market securities until maturity. They are then redeemed. The Portfolio normally will not realize any gain or loss on these securities. There may be times when it is necessary or appropriate to sell securities before they mature in order to shorten the Portfolio’s average maturity. This might be necessary to meet redemptions or because of a reevaluation of an issuer’s credit-worthiness.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The principal risks of investing in the Portfolio are:

Money Market Risk — An investment in the Money Market Portfolio is not a deposit of any bank. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to maintain a stable value of $10 per share, it is possible to lose money by investing in the Portfolio.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities.

Repurchase Agreement Risk — If the seller of a repurchase agreement in which the Portfolio invests defaults on its obligations or declares bankruptcy, the Portfolio may experience delays in selling the securities underlying the repurchase agreement resulting in losses.

Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and the market value of the security.

Convertible Securities Risk — In addition to being subject to the risks of investing in common stock, the value of convertible securities can be adversely affected by fixed income market forces such as interest rate risk, credit risk, call risk and prepayment risk.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 1.34%. That was the quarter ended on March 31, 2001. The lowest return for a quarter was 0.00%. That was for each quarter in 2009 and 2010. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2010	1 Year	5 Years	10 Years
Money Market Portfolio	0.00%	2.27%	2.12%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. William Hilbert, Portfolio Manager of ONLI, has been the portfolio manager of the Portfolio since 2000.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Bond Portfolio

Investment Objective

Seeks high level of income and opportunity for capital appreciation consistent with preservation of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.57%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.10%

Total Annual Fund Operating Expenses	0.67%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$68	$214	$373	$835

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

Investments are primarily in intermediate-term and long-term fixed-income securities. These generally have a remaining maturity of 5 years or more when purchased. At least 80% of the Portfolio’s assets (other than cash and U.S. government securities) will be invested in:

•

publicly traded, investment grade, non-convertible corporate debt securities issued by United States corporations and assigned one of the four highest bond ratings by Moody’s or Standard and Poor’s (“S&P”); and

•	corporate debt securities used for short-term investment and limited to the top grade of these two rating services.

Up to 20% of the Portfolio’s assets may be invested in:

•	securities having high potential for capital appreciation;

•	preferred stocks, convertible securities and securities carrying warrants to purchase equity securities; and

•

debt securities issued by U.S. banks and savings and loan associations which at the date of investment have capital, surplus and undivided profits as of the date of their most recent financial statements in excess of $100 million.

This Portfolio does not invest in common stocks directly. It may retain for reasonable periods of time up to 10% of its total assets in common stocks acquired by converting debt securities or exercising warrants acquired with debt securities. This Portfolio normally includes debt securities with varying maturities selected from various industries, depending upon the Adviser’s evaluation of current and anticipated market conditions.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities.

Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and the market value of the security.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Convertible Securities Risk — In addition to being subject to the risks of investing in common stock, the value of convertible securities can be adversely affected by fixed income market forces such as interest rate risk, credit risk, call risk and prepayment risk.

Warrant Risk — Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do no necessarily move in tandem with the prices of the underlying securities, and therefore are highly volatile and speculative investments. They have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. If a warrant held by the fund is not exercised by the date of its expiration, the fund would lose the entire purchase price of the warrant.

Preferred Stock Risk — The prices of preferred stock typically respond to interest rate changes, decreasing in value if interest rates rise and increasing in value if interest rates fall. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move upwards more slowly than common stock prices.

Call Risk — During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.

Prepayment Risk — The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 11.45%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -7.59%. That was the quarter ended on September 30, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2010	1 Year	5 Years	10 Years
Bond Portfolio	7.84%	4.58%	5.64%

BofA Merrill Lynch U.S. Corporate Master Index	9.52%	5.95%	6.60%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Philip Byrde, Vice President, Fixed Income Securities of Ohio National Life, has been the portfolio manager of the Portfolio since 2002.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Omni Portfolio

Investment Objective

Seeks high level of long-term total return consistent with preservation of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.19%

Total Annual Fund Operating Expenses	0.79%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$81	$252	$439	$978

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 182% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests in stocks, bonds and money market instruments. The Adviser adjusts the mix of investments from time to time among the various market sectors (stocks, bonds and money market instruments) to capitalize on perceived variations in return potential of changing market and economic conditions. Sometimes the Portfolio may not be invested in all three of the market sectors.

The Portfolio’s principal investment objective is supplemented and limited by the investment objectives, policies and restrictions established for each of the market sectors. The stock sector is managed by Suffolk Capital Management, LLC (“Suffolk”) under a subadvisory agreement with the Adviser. Suffolk began managing the stock sector of the portfolio in May 2002. Suffolk is affiliated with the Adviser because Ohio National Financial Services, Inc. owns ONLI, the Adviser’s parent, and it also owns 83% of the voting securities of Suffolk. Within the stock sector, Suffolk seeks long-term growth of capital. Current income is a secondary goal for the stock sector. Within the bond sector, the Adviser seeks a high level of income. Capital appreciation, consistent with capital preservation is a secondary goal of the bond sector. Within the money market sector, the Adviser seeks maximum current income consistent with the preservation of principal and liquidity.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. Investment in this Portfolio involves all of the risks associated with investing in portfolios concentrating in each of the three sectors. There is also the risk that at any given time this Portfolio will invest too much or too little in each sector. On the other hand, since the risk factors affecting each sector are different, the risks of each sector often offset one another. As a result, this Portfolio is sometimes less volatile than a portfolio investing only in stocks or bonds. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities.

Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and the market value of the security.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

High Portfolio Turnover Risk — Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a portfolio with a high turnover rate will sell some securities before their market values reach full potential.

Asset Allocation Risk — The Portfolio’s ability to achieve its investment goal depends upon the manager’s skill in determining the Portfolio’s asset allocation mix (its allocation among the three market sectors). There is the possibility that the manager’s evaluations and assumptions regarding market sectors will not successfully achieve high long-term total return in view of actual market trends.

Call Risk — During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.

Prepayment Risk — The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 14.66%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -18.55%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2010	1 Year	5 Years	10 Years
Omni Portfolio	13.19%	4.60%	2.21%

S&P 500® Index	15.06%	2.29%	1.41%

70% S&P 500® Index/30% BofA Merrill Lynch U.S. Corporate Master Index	13.83%	3.66%	3.24%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Philip Byrde, Vice President, Fixed Income Securities of Ohio National Life, has been the portfolio manager of the fixed income component of the Portfolio since 2002. Donald Gilbert, President of Suffolk, has been the portfolio manager of the equity component of the Portfolio since 2002.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

International Portfolio

Investment Objective

Seeks total return on assets.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.82%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.21%

Total Annual Fund Operating Expenses	1.03%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$105	$328	$569	$1,259

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 67% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests at least 80% of its assets in securities of foreign companies. The Portfolio invests, under normal conditions, primarily in equity securities of foreign companies in developed and emerging foreign markets. The companies that the Portfolio invest in may include large-, mid- and small-cap companies. Equity securities include common stocks, depositary receipts, warrants, convertible bonds, convertible debentures and preferred stocks. Normally, most of its investments are in stocks denominated in foreign currencies. It may invest in investment grade fixed income securities and foreign government securities. It may enter into forward commitments and foreign currency transactions. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Portfolio’s exposure to currency risks. It may maintain cash reserves in foreign or U.S. money market instruments. The Portfolio may purchase shares of exchange-traded funds (“ETFs”). The Portfolio is managed by Federated Global Investment Management Corp. (“Federated Global”) under a subadvisory agreement with the Adviser.

In selecting portfolio securities, Federated Global focuses first on country selection. Federated Global seeks to identify countries whose stock markets are attractively valued relative to other countries, have better growth prospects, have attractive macroeconomic forces working in their favor, and evidence of other factors which Federated Global has identified as being correlated with market outperformance. Once a country’s stock market has been selected for investment, Federated Global uses its own quantitative process to rank the future performance potential of companies. As no single factor is consistently predictive of performance, the strategy uses value, growth, quality and technical indicators to select stocks.

Federated Global uses its proprietary country analysis methodology, analyzing each country’s aggregate macroeconomic, company fundamental, and market sentiment measures, to determine which foreign markets are likely to generate the highest returns. Federated Global believes that foreign markets most worthy of investment may have the following characteristics, among others:

•	rising earnings expectations;

•	lower valuation relative to growth;

•	favorable economic environments;

•	strong sovereign and corporate quality; and

•	positive technical factors.

Countries considered for investment must satisfy Federated Global’s criteria for political and economic stability, strength of financial systems, and credit quality. After identifying those countries it believes are worthy of investment, Federated Global uses a global equity optimization process to invest in companies across the industries driving economic growth in the selected countries. This sophisticated process is intended to enable Federated Global to develop a portfolio that captures substantially all of the combined top-ranked countries’ stock market movements with only a few companies per selected country. Each company must meet Federated Global’s standards for market and industry representation, financial condition, credit rating, and liquidity. A minimum of 50% is invested in developed markets. For purposes of this policy, any investment of the Portfolio which provides exposure to a developed market, including the holding of or exposure to currencies of developed markets, will be included as a developed market investment.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies. The laws of some foreign countries may limit the Portfolio’s ability to invest in securities of certain issuers organized under the laws of those countries.

ADRs and Domestically Traded Securities of Foreign Issuers Risk — Because the Portfolio may invest in American Depositary Receipts (“ADRs”) and other domestically traded securities of foreign companies, the Portfolio’s share price may be more affected by the risks of foreign investing.

Currency Risk — Exchange rates for currencies fluctuate daily. The Portfolio’s net asset value and returns may experience increased volatility as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings of non-U.S. dollar denominated securities.

Emerging Markets Risk — Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of business, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Smaller Capitalization Company Risk — Smaller capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Smaller companies are also sometimes more subject to failure.

Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and the market value of the security.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Derivatives Risk — Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index and the Portfolio could lose more than the principal amount invested. In addition to investing in derivatives to implement its strategy, the Portfolio may also use derivative instruments for hedging purposes, in an attempt to reduce the risk of loss from falling stock prices or lower foreign currency valuations, increased interest rates or other adverse market developments. There can be no assurance that a hedging technique will work as intended. Portfolio performance may be diminished by the added cost of the derivative instrument.

Leverage Risk — Leverage risk is created when an investment (such as a derivative transaction) exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio’s risk of loss and potential for gain.

Exchange-Traded Funds Risk — An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). Investing in an ETF may incur additional fees and/or expenses which would, therefore, be borne indirectly by the Portfolio in connection with any such investment.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 23.46%. That was the quarter ended on September 30, 2009. The lowest return for a quarter was -23.41%. That was for the quarter ended on September 30, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2010	1 Year	5 Years	10 Years
International Portfolio	16.75%	2.57%	0.39%

MSCI All Country World Ex-USA Index (Net-USD)	11.15%	4.82%	5.54%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which has been managed by the sub-adviser of the Portfolio, Federated Global, since 1999. Audrey H. Kaplan, Senior Vice President, Senior Portfolio Manager, and Co-Head of International Equities of Federated Global, and Geoffrey C. Pazzanese, Vice President and Portfolio Manager of Federated Global, have been portfolio managers of the Portfolio since 2009.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

International Small-Mid Company Portfolio

Investment Objective

Seeks long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.26%

Total Annual Fund Operating Expenses	1.26%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$128	$400	$692	$1,523

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 81% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests at least 80% of its assets in equity securities of foreign small and mid-cap companies. For purposes of this policy, small and mid capitalization companies will be defined as any company with a market capitalization within the total market capitalization of stocks included in the Portfolio’s benchmark index, the S&P Developed Ex-U.S. Small Cap Growth Index (which was approximately $17.0 million to $13.2 billion as of November 30, 2010). Any income received from investments is incidental. The Portfolio may invest in companies located throughout the world, in both developed economies and emerging markets. Foreign investments will normally be denominated in foreign currencies. Investments may also include interests in entities such as limited partnerships, limited liability companies and business trusts. These foreign entities often issue securities comparable to common stock (which may be in the form of depositary receipts) or preferred stock. The Portfolio may purchase shares of exchange-traded funds (“ETFs”), derivative contracts (such as options, swaps and futures contracts) and hybrid investments (such as notes linked to underlying securities or indices) in order to implement its investment strategy. The Portfolio is managed by Federated Global Investment Management Corp. (“Federated Global”) under a subadvisory agreement with the Adviser.

Investments in foreign small and mid-cap companies enable you to further diversify the investments you have in foreign markets. Price changes of small or mid-cap companies do not always follow those of larger companies.

Federated Global’s process for selecting investments is bottom-up and growth-oriented. In selecting portfolio securities, Federated Global uses its own quantitative process to rank the future performance potential of companies and then a fundamental research process to select which stocks in which the Portfolio’s assets will be invested. Federated Global evaluates each company’s earnings potential in light of its current valuation. It then evaluates management quality. It may examine a company’s suppliers, customers and competitors. It also reviews the company’s financial statements and earnings forecasts and evaluates the sustainability of the company’s current growth trends.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies. The laws of some foreign countries may limit the Portfolio’s ability to invest in securities of certain issuers organized under the laws of those countries.

ADRs and Domestically Traded Securities of Foreign Issuers Risk — Because the Portfolio may invest in American Depositary Receipts (“ADRs”) and other domestically traded securities of foreign companies, the Portfolio’s share price may be more affected by the risks of foreign investing.

Smaller Capitalization Company Risk — Smaller capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Smaller companies are also sometimes more subject to failure.

Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

Currency Risk — Exchange rates for currencies fluctuate daily. The Portfolio’s net asset value and returns may experience increased volatility as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings of non-U.S. dollar denominated securities.

Emerging Markets Risk — Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of business, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Derivatives Risk — Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index and the Portfolio could lose more than the principal amount invested. In addition to investing in derivatives to implement its strategy, the Portfolio may also use derivative instruments for hedging purposes, in an attempt to reduce the risk of loss from falling stock prices or lower foreign currency valuations, increased interest rates or other adverse market developments. There can be no assurance that a hedging technique will work as intended. Portfolio performance may be diminished by the added cost of the derivative instrument.

Leverage Risk — Leverage risk is created when an investment (such as a derivative transaction) exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio’s risk of loss and potential for gain.

Exchange-Traded Funds Risk — An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). Investing in an ETF may incur additional fees and/or expenses which would, therefore, be borne indirectly by the Portfolio in connection with any such investment.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and the market value of the security.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 27.49%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -29.55%. That was for the quarter ended on September 30, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2010	1 Year	5 Years	10 Years
International Small-Mid Company Portfolio	19.73%	4.80%	6.19%
S&P Developed ex-U.S. Small Cap Growth Index	22.04%	4.93%	6.99%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which has been managed by the sub-adviser of the Portfolio, Federated Global, since 1999. Leonardo A. Vila, Senior Vice President, Senior Portfolio Manager and Co-Head of International Equities of Federated Global, has been portfolio manager of the Portfolio since 1999.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Capital Appreciation Portfolio

Investment Objective

Seeks long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.79%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.11%

Total Annual Fund Operating Expenses	0.90%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$92	$287	$498	$1,108

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market. The Portfolio is managed by Jennison Associates LLC (“Jennison”) under a subadvisory agreement with the Adviser. Jennison seeks companies having an attractive trade-off between good earnings, growth prospects and low valuation characteristics.

The Portfolio has a multi-cap nature, which allows it to invest in companies regardless of market cap parameters. However, the smallest companies usually have a market capitalization of more than $1 billion. The Portfolio seeks to invest in companies with two distinct characteristics:

(1)	Stocks of companies out of favor with investors, but expected by Jennison to experience a dynamic earnings cycle over the next 12 to 18 months because of –

•	corporate restructuring;

•	new product development;

•	industry cycle turns;

•	management’s increased focus on shareholder value and/or

(2)	Companies currently delivering good growth characteristics but which are, in Jennison’s view, underpriced by the market because of –

•	short-term earnings disappointments relative to the market’s expectations and/or

•	market uncertainty that the company can sustain its current earnings growth.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Value Strategy Risk — Because the portfolio manager is assessing intrinsic value of companies, his assessment of value may be incorrect and the securities may be appropriately priced by the market. In such cases the expected return for such securities may be lower than expected.

Smaller Capitalization Company Risk — Smaller capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Smaller companies are also sometimes more subject to failure.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 23.03%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -24.36%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2010	1 Year	5 Years	10 Years
Capital Appreciation Portfolio	16.99%	4.25%	5.33%

S&P 500® Index	15.06%	2.29%	1.41%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by the sub-adviser of the Portfolio, Jennison. Brian M. Gillott, a Managing Director of Jennison, and Mark G. DeFranco, a Managing Director of Jennison, have been the portfolio managers of the Portfolio since 2000.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Millennium Portfolio

Investment Objective

Seeks capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.80%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.13%

Total Annual Fund Operating Expenses	0.93%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$95	$296	$515	$1,143

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 254% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in the common stocks of small sized companies. Under normal market conditions, at least 65% of the Portfolio’s assets are invested in common stocks of small-capitalization companies (that is, those with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000 Growth Index, which as of March 31, 2011, ranged from $5.6 billion to $7.7 million). However, it may also invest in larger companies if they appear to present better prospects for capital growth. This Portfolio may invest up to 30% of its assets in foreign securities. The Portfolio may also purchase initial public offerings and may concentrate its investments in particular sectors of the economy. The Portfolio is managed by Neuberger Berman Management LLC (“Neuberger Berman”) under a subadvisory agreement with the Adviser.

Investments in both the Portfolio and one or more portfolios investing primarily in larger companies enable you to diversify your investments. Price changes of small companies do not always follow those of larger companies.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Smaller Capitalization Company Risk — Smaller capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Smaller companies are also sometimes more subject to failure.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

High Portfolio Turnover Risk — Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a portfolio with a high turnover rate will sell some securities before their market values reach full potential.

Initial Public Offering Risk — There is no assurance that a portfolio’s investments in initial public offerings (“IPOs”) will have a positive effect on performance. The effect of IPOs on portfolio performance depends on such factors as the number of IPOs in a portfolio invested, whether and to what extent the IPOs appreciated in value, and the portfolio’s asset base.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 24.18%. That was the quarter ended on December 31, 2001. The lowest return for a quarter was -27.67%. That was for the quarter ended on September 30, 2001. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2010	1 Year	5 Years	10 Years
Millennium Portfolio	24.30%	3.15%	-0.21%

Russell 2000® Growth Index	29.09%	5.30%	3.78%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by Neuberger Berman, the sub-adviser of the Portfolio. David H. Burshtan, Managing Director of Neuberger Berman, has been the portfolio manager of the Portfolio since 2006.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Aggressive Growth Portfolio

Investment Objective

Seeks long-term capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.80%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.26%

Total Annual Fund Operating Expenses	1.06%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$108	$337	$585	$1,294

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is managed by Janus Capital Management LLC (“Janus”) under a subadvisory agreement with the Adviser. The Portfolio invests primarily in domestic and foreign equity securities (including common stock, preferred stock, warrants, and securities convertible into common or preferred stock) selected for growth potential. The Portfolio seeks to invest in dominant growth companies with sustainable competitive advantages. Securities are generally selected on a stock-by-stock basis in a multi-cap format without regard to any defined allocation among countries or geographic regions. The Portfolio normally concentrates its investments in a core group of 20-40 common stocks. Realization of income is not a significant consideration when choosing investments for the Portfolio. Income realized on the Portfolio’s investments will be incidental to its objective.

Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest, including emerging market countries; therefore, the Portfolio may at times have significant foreign exposure.

The Portfolio may invest without limit in foreign equity and may also invest in debt securities. In addition the Portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

The portfolio manager may also use derivatives (such as options and futures contracts) to try to increase returns, to try to hedge against changes in interest rates or market declines or to otherwise help achieve the Portfolio’s investment goal. The manager may use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

The portfolio manager applies a “bottom up” approach, selecting companies on an individual basis for their long-term growth potential. If the manager is unable to find such investments, a significant amount of the Portfolio’s assets may be in high quality short-term debt instruments including money market instruments and cash equivalents.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Smaller Capitalization Company Risk — Smaller capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Smaller companies are also sometimes more subject to failure.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and the market value of the security.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Derivatives Risk — Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index and the Portfolio could lose more than the principal amount invested. In addition to investing in derivatives to implement its strategy, the Portfolio may also use derivative instruments for hedging purposes, in an attempt to reduce the risk of loss from falling stock prices or lower foreign currency valuations, increased interest rates or other adverse market developments. There can be no assurance that a hedging technique will work as intended. Portfolio performance may be diminished by the added cost of the derivative instrument.

Leverage Risk — Leverage risk is created when an investment (such as a derivative transaction) exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio’s risk of loss and potential for gain.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities.

Call Risk — During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.

Lower-Rated Debt Securities — Bonds rated below investment grade (also called “junk bonds”) are subject to greater levels of credit and liquidity risks. They are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 21.63%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -26.35%. That was for the quarter ended on March 31, 2001. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2010	1 Year	5 Years	10 Years
Aggressive Growth Portfolio	9.96%	3.89%	-0.35%

S&P 500® Index	15.06%	2.29%	1.41%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by Janus, the sub-adviser of the Portfolio. Ron Sachs, a Portfolio Manager at Janus, has been the portfolio manager of the Portfolio since 2006.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York

Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Small Cap Growth Portfolio

Investment Objective

Seeks long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.24%

Total Annual Fund Operating Expenses	1.14%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$116	$362	$628	$1,386

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 94% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is managed by Janus Capital Management LLC (“Janus”) under a subadvisory agreement with the Adviser. Under normal circumstances the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of small capitalization companies (that is, those with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000 Growth Index, which as of March 31, 2011, ranged from $5.7 billion to $7.7 million).

Janus generally uses a “bottom up” approach in selecting investments for the Portfolio. Janus seeks to identify individual companies with earnings growth potential that may not yet be recognized by the market at large. The Portfolio may also invest in securities of emerging growth companies. These are companies that Janus expects to experience above-average earnings or cash-flow growth or meaningful changes in underlying asset values. Realization of income is not a significant consideration in choosing the Portfolio’s investments.

Within the parameters of its specific investment policies and restrictions, the Portfolio may use futures or options, individually or in combination, to “hedge” or protect the portfolio from adverse movements in securities prices and interest rates. The Portfolio may purchase or write such options individually or in combination. The Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies within the parameters of its specific investment policies and restrictions.

Unless otherwise stated within its specific investment policies, the Portfolio may invest 15% of its assets in foreign equity and debt securities (at time of purchase). The Portfolio may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary passive foreign investment companies. American Depositary Receipts and securities which are denominated in US dollars and traded in US markets are not subject to the 15% limitation.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Smaller Capitalization Company Risk — Smaller capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Smaller companies are also sometimes more subject to failure.

Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

Derivatives Risk — Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index and the Portfolio could lose more than the principal amount invested. In addition to investing in derivatives to implement its strategy, the Portfolio may also use derivative instruments for hedging purposes, in an attempt to reduce the risk of loss from falling stock prices or lower foreign currency valuations, increased interest rates or other adverse market developments. There can be no assurance that a hedging technique will work as intended. Portfolio performance may be diminished by the added cost of the derivative instrument.

Leverage Risk — Leverage risk is created when an investment (such as a derivative transaction) exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio’s risk of loss and potential for gain.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 26.69%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -39.48%. That was for the quarter ended on March 31, 2001. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2010	1 Year	5 Years	10 Years
Small Cap Growth Portfolio	30.03%	8.10%	0.88%

Russell 2000® Growth Index	29.09%	5.30%	3.78%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by Janus, the sub-adviser of the Portfolio. Chad Meade, a Co-Portfolio Manager at Janus, has co-managed the Portfolio since July 2010. Brian A. Schaub, CFA, a Co-Portfolio Manager at Janus, has co-managedthe Portfolio since July 2010.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Mid Cap Opportunity Portfolio

Investment Objective

Seeks long-term total return.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.85%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.13%

Total Annual Fund Operating Expenses	0.98%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$100	$312	$542	$1,201

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its assets in equity securities of mid-cap companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap® Growth Index at the time of investment. If the market capitalization of a company held by the portfolio moves outside this range, the portfolio may, but is not required to, sell the securities. As of March 31, 2011, the capitalization range of the Russell Midcap® Growth Index was between $24.0 billion and $1.9 billion. The Portfolio is managed by Goldman Sachs Asset Management, L.P. (“GSAM”) under a subadvisory agreement with the Adviser. The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by GSAM to be strategically positioned for long-term growth. Although the Portfolio invests primarily in publicly-traded U.S. securities, it may invest in foreign securities.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price.

Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Smaller Capitalization Company Risk — Smaller capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Smaller companies are also sometimes more subject to failure.

Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

Prior to December 18, 2009, this Portfolio was subadvised by RS Investment Management Co. LLC.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 21.03%. That was the quarter ended on December 31, 2001. The lowest return for a quarter was -27.85%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2010	1 Year	5 Years	10 Years
Mid Cap Opportunity Portfolio	19.60%	1.16%	2.29%

Russell Midcap® Growth Index	26.38%	4.88%	3.12%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by GSAM, the sub-adviser of the Portfolio. Steven M. Barry has been a Senior Portfolio Manager of the Portfolio since December 2009. Mr. Barry is a Managing Director; Chief Investment Officer, Fundamental Equity; and Co-Chief Investment Officer, Growth Equity, of GSAM. David G. Shell, CFA, has been a Senior Portfolio Manager of the Portfolio since December 2009. Mr. Shell is a Managing Director and Co-Chief Investment Officer, Growth Equity, of GSAM. Warren E. Fisher, CFA, has been a Portfolio Manager of the Portfolio since December 2009. Mr. Fisher is a Vice President of GSAM and a portfolio manager for its Growth Team.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Capital Growth Portfolio

Investment Objective

Seeks long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.14%

Total Annual Fund Operating Expenses	1.04%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$106	$331	$574	$1,271

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategies

This Portfolio invests primarily in an actively managed portfolio of equity securities (principally common stocks) of small cap growth companies. It is managed by Eagle Asset Management, Inc. (“Eagle”) under a subadvisory agreement with the Adviser. Small-cap companies are those that, at time of purchase, have a market capitalization equal to or less than the largest company in the Russell 2000® Growth Index (which as of March 31, 2011, ranged in market capitalization from $5.7 billion to $7.7 million) during the most recent 12-month period. The Russell 2000® Growth Index is an unmanaged index comprised of Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. These are companies that, in Eagle’s opinion, have the potential, based on superior products or services, operating characteristics, and financing capabilities, for more rapid growth than the over-all economy. Investments generally are held in companies in industry segments experiencing rapid growth or in companies with proprietary advantages. Up to 30% of this Portfolio’s assets may be invested in foreign securities. In evaluating potential investments, Eagle may consider a number of factors including the rate of earnings growth, the quality of management, the extent of proprietary operating advantage, the return on equity, the financial condition of the company, and/or the reasonableness of the valuation of the company. The portfolio manager utilizes a “bottom-up” approach to identify the companies in which it invests and performs proprietary investment research. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is on the individual companies rather than the industry in which that company operates or the economy as a whole.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Smaller Capitalization Company Risk — Smaller capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Smaller companies are also sometimes more subject to failure.

Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

The subadviser for this Portfolio was RS Investment Management Co. LLC until the end August 2003.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 30.94%. That was the quarter ended on December 31, 2001. The lowest return for a quarter was -30.46%. That was for the quarter ended on September 30, 2001. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2010	1 Year	5 Years	10 Years
Capital Growth Portfolio	36.42%	9.43%	2.96%

Russell 2000® Growth Index	29.09%	5.30%	3.78%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by Eagle, the sub-adviser of the Portfolio. Bert Boksen, a managing director and portfolio manager at Eagle, has been Portfolio Manager of the Portfolio since 2003. Eric Mintz, CFA and Senior Research Analyst at Eagle, has been Portfolio Co-Manager of the Portfolio since 2008.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

S&P 500® Index Portfolio

Investment Objective

Seeks total return approximating that of the Standard & Poor’s 500® Index (“S&P 500”) including reinvestment of dividends, at a risk level consistent with that of the S&P 500®.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.38%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.11%

Total Annual Fund Operating Expenses	0.49%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$50	$157	$274	$616

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in:

•	common stocks and other securities that may or may not be included among the 500 stocks in the S&P 500® and/or

•	SPDRs, an exchange traded fund (“ETF”) that mimics the holdings and returns of the S&P 500® Index.

This strategy is intended to replicate the performance of the S&P 500®. However, Portfolio expenses reduce the Portfolio’s ability to exactly track the S&P 500®. There can be no assurance that the Portfolio’s investments will have the desired effect.

The value of SPDRs is tied directly to the fluctuations of the S&P 500®. The Portfolio’s ability to use SPDRs as a substitute for maintaining a fully-invested market position in the 500 stocks comprising the S&P 500® allows the Portfolio to maintain a liquid type investment while still participating in the market. The market capitalization of the index as of March 31, 2011 ranged from $417.2 billion to $1.6 billion.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Exchange-Traded Funds Risk — An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). Investing in an ETF may incur additional fees and/or expenses which would, therefore, be borne indirectly by the Portfolio in connection with any such investment.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 15.77%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -22.14%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2010	1 Year	5 Years	10 Years
S&P 500® Index Portfolio	14.45%	1.81%	0.78%

S&P 500® Index	15.06%	2.29%	1.41%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. William Hilbert, Portfolio Manager of ONLI, has been the portfolio manager of the Portfolio since 2001.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

High Income Bond Portfolio

Investment Objective

Seeks high current income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.70%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.11%

Total Annual Fund Operating Expenses	0.81%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$83	$259	$450	$1,002

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets in lower-rated (BBB or lower) corporate debt obligations commonly referred to as “junk bonds.” Some of these fixed income securities may involve equity features. Capital growth will be considered, but only when consistent with the objective of seeking high current income. Normally, the Portfolio will not invest more than 10% of its assets in equity securities. Lower-rated debt securities are subject to a greater risk of loss of principal and interest than investments in higher rated bonds. The Portfolio is managed by Federated Investment Management Company (“Federated Investment”) under a subadvisory agreement with the Adviser.

Lower-rated debt securities have higher yields because of their greater risk of default. Federated Investment seeks to reduce this financial risk through careful security selection and diversification by both company and industry. Federated Investment looks for bonds believed to offer superior potential returns for the financial risk assumed. Federated Investment’s analysis focuses on the issuer’s financial condition, competitive position and management expertise. Federated Investment also considers current economic, market and industry factors affecting the issuer. Federated Investment typically does not consider interest rate risks because the prices of high yield bonds typically are influenced much more by financial risks, including potential default, than by changes in the general level of interest rates.

Fixed income securities in which the Portfolio invests may include preferred stocks, bonds, debentures, notes, zero-coupon securities, asset-backed securities, equipment lease certificates and equipment trust certificates. The Portfolio’s investments are generally rated BB or lower by S&P or Fitch, or Ba or lower by Moody’s, or are not rated but are determined by Federated Investment to be of comparable quality, and may include bonds in default. There is no lower limit with respect to rating categories for securities in which the Portfolio may invest. These lower-rated securities have speculative characteristics. Changes in economic conditions or other circumstances are likely to make it more difficult for the companies issuing the bonds to make principal and interest payments than is the case with companies issuing higher rated bonds.

The Portfolio may invest in various kinds of convertible securities that can be exchanged for or converted into common stock. Convertible securities are often rated below investment grade or not rated because they generally fall below debt obligations and just above common stock in order of preference on the issuer’s balance sheet. The Portfolio may invest its assets in foreign securities, including those not publicly traded in the United States. The Portfolio may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy.

The Portfolio may invest in loan (and loan-related) instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or groups of lenders known as lending syndicates (loans and loan participations). Such instruments may include loans made in connection with trade financing transactions. Typically, administration of the instrument, including the collection and allocation of principal and interest payments due from the borrower, is the responsibility of a single bank that is a member of the lending syndicate and referred to as the agent bank or mandated lead arranger.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities.

Lower-Rated Debt Securities — Bonds rated below investment grade (also called “junk bonds”) are subject to greater levels of credit and liquidity risks. They are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and the market value of the security.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

Derivatives Risk — Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index and the Portfolio could lose more than the principal amount invested. In addition to investing in derivatives to implement its strategy, the Portfolio may also use derivative instruments for hedging purposes, in an attempt to reduce the risk of loss from falling stock prices or lower foreign currency valuations, increased interest rates or other adverse market developments. There can be no assurance that a hedging technique will work as intended. Portfolio performance may be diminished by the added cost of the derivative instrument.

Loan Interest Risk — Loan instruments may be secured or unsecured. If secured, then the lenders have been granted rights to specific property (such as receivables, tangible goods, real property, or commodities), which is commonly referred to as collateral. The purpose of securing a loan is to allow the lenders to exercise their rights over the collateral if the loan is not repaid as required by the terms of lending agreement. The loan instruments in which the Portfolio may invest may involve borrowers, agent banks, co-lenders and collateral located both in the United States and outside of the United States (in both developed and emerging markets). The Portfolio treats loan instruments as a type of fixed-income security. (For purposes of the descriptions in this prospectus of these various risks, references to “issuer,” include borrowers in loan instruments.) Many loan instruments incorporate risk mitigation and insurance products into their structures, in an attempt to manage risks. There is no guarantee that these risk management techniques will work as intended.

Leverage Risk — Leverage risk is created when an investment (such as a derivative transaction) exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio’s risk of loss and potential for gain.

Convertible Securities Risk — In addition to being subject to the risks of investing in common stock, the value of convertible securities can be adversely affected by fixed income market forces such as interest rate risk, credit risk, call risk and prepayment risk.

Call Risk — During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.

Prepayment Risk — The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 19.22%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -18.90%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2010	1 Year	5 Years	10 Years
High Income Bond Portfolio	14.09%	7.71%	8.20%

Barclays Capital High Yield 2% Issuer Constrained Index	14.94%	8.91%	9.01%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by the sub-adviser of the Portfolio, Federated Investment. Mark Durbiano, a senior vice president of Federated Investment, has been the portfolio manager of the Portfolio since 2004.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Strategic Value Portfolio

Investment Objective

Seeks growth of capital and income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.21%

Total Annual Fund Operating Expenses	0.96%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$98	$306	$531	$1,178

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in high dividend yielding, undervalued common stocks with dividend growth potential. The Portfolio is managed by Federated Equity Management Company of Pennsylvania (“Federated Equity”) under a subadvisory agreement with the Adviser.

The strategy seeks to deliver a dividend yield that is substantially higher than the broad market and to pursue competitive performance in both up and down markets, while targeting significantly less risk. The Portfolio focuses on high dividend yielding companies that exhibit solid performance in periods of market weakness in an attempt to reduce risk. Federated Equity also attempts to manage risk through exposure to multiple sectors and industries. At the individual stock level, the Portfolio generally adheres to position size limits which may be adjusted over time in an attempt to further control portfolio risk. From a broad universe, stocks are screened and prioritized on criteria including: dividend yield, dividend and earnings growth, valuation, financial condition, and performance during periods of market weakness. Companies that rank as highly attractive in the screening process are scrutinized using bottom-up fundamental proprietary research. Broad macroeconomic trends that can influence the outlook of sectors and industries are also taken into account.

Federated Equity uses the “value” style of investing. It seeks to select securities that are trading at low valuation in relation to their historic market prices and projected growth. With this style of investing, the prices of Portfolio securities may not always increase as rapidly as stocks selected for their growth attributes.

The Portfolio may invest in common stocks (including smaller capitalization company stocks), American Depositary Receipts, real estate investment trusts, foreign securities and may use derivative contracts and/or hybrid instruments to implement its investment strategy.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Value Strategy Risk — Because the portfolio manager is assessing intrinsic value of companies, his assessment of value may be incorrect and the securities may be appropriately priced by the market. In such cases the expected return for such securities may be lower than expected.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Smaller Capitalization Company Risk — Smaller capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Smaller companies are also sometimes more subject to failure.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

Currency Risk — Exchange rates for currencies fluctuate daily. The Portfolio’s net asset value and returns may experience increased volatility as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings of non-U.S. dollar denominated securities.

Derivatives Risk — Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index and the Portfolio could lose more than the principal amount invested. In addition to investing in derivatives to implement its strategy, the Portfolio may also use derivative instruments for hedging purposes, in an attempt to reduce the risk of loss from falling stock prices or lower foreign currency valuations, increased interest rates or other adverse market developments. There can be no assurance that a hedging technique will work as intended. Portfolio performance may be diminished by the added cost of the derivative instrument.

Leverage Risk — Leverage risk is created when an investment (such as a derivative transaction) exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio’s risk of loss and potential for gain.

ADRs and Domestically Traded Securities of Foreign Issuers Risk — Because the Portfolio may invest in American Depositary Receipts (“ADRs”) and other domestically traded securities of foreign companies, the Portfolio’s share price may be more affected by the risks of foreign investing.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Real Estate Risk — Real estate securities may include the risks of direct ownership of real estate. These include declines in real estate values, changing economic conditions and increasing interest rates.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 16.18%. That was the quarter ended on June 30, 2003. The lowest return for a quarter was -18.73%. That was for the quarter ended on September 30, 2002. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2010	1 Year	5 Years	10 Years
Strategic Value Portfolio	11.98%	-0.99%	0.65%

Dow Jones U.S. Select Dividend Index	18.32%	0.58%	5.96%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by the sub-adviser of the Portfolio, Federated Equity. Walter Bean, Chartered Financial Analyst, has been a Portfolio Manager of the Portfolio since 2008. Mr. Bean is a Senior Vice President, Senior Portfolio Manager and the Head of Equity/Income Management Team of Federated Equity. Daniel Peris, Chartered Financial Analyst, has been a Senior Portfolio Manager of the Portfolio since 2008. Mr. Peris is a Vice President and Senior Portfolio Manager of Federated Equity.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Nasdaq-100® Index Portfolio

Investment Objective

Seeks long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.14%

Total Annual Fund Operating Expenses	0.54%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$55	$173	$302	$677

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in stocks that are included in the Nasdaq-100® Index. It may also invest in other securities whose performance is expected to correlate to that of the Nasdaq-100® Index, including Powershares QQQ which is an exchange-traded fund that is designed to track the performance of the Nasdaq-100® Index.

The Portfolio does not attempt to hold all of the stocks represented in the Nasdaq-100® Index. The Index is a modified capitalization-weighted index . That means the stocks of larger companies count for more in the Index than do the stocks of smaller companies. While it is composed of 100 of the largest non-financial companies listed on the national market tier of the Nasdaq Stock Market, its capitalization weighting gives a small number (less than 10) of the 100 stocks a majority of the market value of the Index. Thus, the Adviser believes the Portfolio can replicate the Index without owning all 100 stocks. The market capitalization of the Index as of March 31, 2010, ranged from $256.9 billion to $2.9 billion.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Non-Diversification Risk — The Portfolio is a non-diversified fund. This Portfolio is not limited by the diversification standards that restrict the other Portfolios (as to at least 75% of their assets) to not invest more than 5% of assets in the securities of any one issuer. Several individual stocks represented in the Nasdaq-100® Index each comprises substantially more than 5% of the market value of the Index. Changes in the prices of one or a few stocks can greatly affect the net asset value of the Portfolio, either up or down.

Exchange-Traded Funds Risk — An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). Investing in an ETF may incur additional fees and/or expenses which would, therefore, be borne indirectly by the Portfolio in connection with any such investment.

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Concentration Risk — The Portfolio’s concentration among relatively few companies and its concentration largely within a narrow range of related industries renders the Portfolio vulnerable to greater volatility than is likely to be experienced by less concentrated funds.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 33.99%. That was the quarter ended on December 31, 2001. The lowest return for a quarter was -35.31%. That was the quarter ended on September 30, 2001. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2010	1 Year	5 Years	10 Years
Nasdaq-100® Index Portfolio	19.38%	6.12%	-0.65%

Nasdaq-100® Index	20.14%	6.80%	-0.13%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. William Hilbert, Portfolio Manager of ONLI, has been the portfolio manager of the Portfolio since 2001.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Bristol Portfolio

Investment Objective

Seeks long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.76%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.11%

Total Annual Fund Operating Expenses	0.87%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$89	$278	$482	$1,073

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 253% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization. From time to time it might also have substantial positions in securities issued by smaller companies and in foreign companies. In addition, from time to time the Portfolio may also have substantial positions in a particular sector of the economy.

The Portfolio is managed by Suffolk Capital Management, LLC (“Suffolk”) under a subadvisory agreement with the Adviser. Suffolk’s investment approach is based on the premise that most stocks are priced efficiently, reflecting the market’s expectations of growth and perceptions of risk. Suffolk’s principals analyze companies’ revised earnings forecasts. Since investors often over-react to these revisions, Suffolk looks for those stocks having better long-term growth prospects than are reflected in current market prices.

Suffolk uses a proprietary blend of research and stock selection techniques. First, a stock’s expected returns are determined by a quantitative model incorporating growth, valuation and risk factors. Then, Suffolk analyzes the earnings estimates for those companies appearing to have the most potential for stock price appreciation to determine if those estimates are likely to be revised upward or downward. Finally, Suffolk performs a fundamental analysis of growth potential. The resulting mix of securities tends to have a blend of growth and value characteristics.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Smaller Capitalization Company Risk — Smaller capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Smaller companies are also sometimes more subject to failure.

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

High Portfolio Turnover Risk — Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a portfolio with a high turnover rate will sell some securities before their market values reach full potential.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each year since inception and the Portfolio’s average annual returns for the last one year, five years and since inception compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 17.70%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -26.88%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2010	1 Year	5 Years	Since 5/1/02
Bristol Portfolio	13.10%	2.76%	4.45%

S&P 500® Index	15.06%	2.29%	3.73%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by the sub-adviser of the Portfolio, Suffolk. Suffolk is affiliated with the Adviser because Ohio National Financial Services, Inc. owns ONLI, the Adviser’s parent, and it also owns 83% of the voting securities of Suffolk. Donald Gilbert, President of Suffolk, has been the portfolio manager of the Portfolio since 2002.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Bryton Growth Portfolio

Investment Objective

Seeks long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.83%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.11%

Total Annual Fund Operating Expenses	0.94%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$96	$300	$520	$1,155

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 118% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization. The Portfolio is managed by Suffolk Capital Management, LLC (“Suffolk”) under a subadvisory agreement with the Adviser.

Suffolk’s investment approach is based on the premise that most stocks are priced efficiently, reflecting the market’s expectations of growth and perceptions of risk. Suffolk’s principals analyze companies’ revised earnings forecasts. Since investors often over-react to these revisions, Suffolk looks for those stocks having better long-term growth prospects than are reflected in current market prices. Suffolk uses a proprietary blend of research and stock selection techniques. First, a stock’s expected returns are determined by a quantitative model incorporating growth, valuation and risk factors. Then, Suffolk analyzes the earnings estimates for those companies appearing to have the most potential for stock price appreciation to determine if those estimates are likely to be revised upward or downward. Finally, Suffolk performs a fundamental analysis of growth potential. The resulting mix of securities tends to have a growth orientation.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Smaller Capitalization Company Risk — Smaller capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Smaller companies are also sometimes more subject to failure.

Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

High Portfolio Turnover Risk — Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a portfolio with a high turnover rate will sell some securities before their market values reach full potential.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each year since inception and the Portfolio’s average annual returns for the last one year, five years and since inception compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 27.59%. That was the quarter ended on June 30, 2003. The lowest return for a quarter was -29.67%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2010	1 Year	5 Years	Since 5/1/02
Bryton Growth Portfolio	24.04%	5.48%	3.67%

Russell 2000® Growth Index	29.09%	5.30%	6.08%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by the sub-adviser of the Portfolio, Suffolk. Suffolk is affiliated with the Adviser because Ohio National Financial Services, Inc. owns ONLI, the Adviser’s parent, and it also owns 83% of the voting securities of Suffolk. Donald Gilbert, President of Suffolk, has been a portfolio manager of the Portfolio since 2002. Philip Zeng, a portfolio manager of Suffolk has been a portfolio manager of the Portfolio since 2004.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

U.S. Equity Portfolio

Investment Objective

Seeks capital appreciation with a secondary objective of capital preservation to provide long-term growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.27%

Total Annual Fund Operating Expenses	1.02%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$104	$325	$563	$1,248

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 98% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities traded in the United States. Equity securities in which the Portfolio may invest may be issued by companies of any market capitalization (including small- and mid-cap companies) and may include both common stocks and preferred stocks. The Portfolio’s positions may also include equity securities of foreign issuers that are traded in U.S. markets. This Portfolio is managed by ICON Advisers, Inc. (“ICON”) under a sub-advisory agreement with the Adviser.

The Portfolio seeks to achieve its investment objectives through a disciplined and objective quantitative methodology to identify sectors and industries that are under-priced relative to value. Investments in industries determined to be over-priced relative to current intrinsic value are sold and replaced by investments that are under-priced relative to intrinsic value. In addition to being under-priced, industries must have relative strength, meaning above-average performance or leadership against the current market.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Value Strategy Risk — Because the portfolio manager is assessing intrinsic value of companies, his assessment of value may be incorrect and the securities may be appropriately priced by the market. In such cases the expected return for such securities may be lower than expected.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Smaller Capitalization Company Risk — Smaller capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Smaller companies are also sometimes more subject to failure.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each year since inception and the Portfolio’s average annual returns for the last one year, five years and since inception compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 18.87%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -28.74%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2010	1 Year	5 Years	Since 5/1/04
U.S. Equity Portfolio	12.46%	-3.59%	0.88%

S&P® Composite 1500 Index	16.38%	2.65%	4.51%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by the sub-adviser of the Portfolio, ICON. Craig Callahan, ICON’s Founder, President and Chairman of the Investment Committee, has been the portfolio manager of the Portfolio since 2011.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Balanced Portfolio

Investment Objective

Seeks capital appreciation and income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.34%

Total Annual Fund Operating Expenses	0.99%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$315	$547	$1,213

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests in a balanced portfolio of U.S. and foreign common stocks, government securities, and a variety of fixed-income obligations. Normally, the Portfolio invests up to 75% of its total assets in equity securities of companies of any market capitalization, including common and preferred stocks, securities issued by dividend-paying companies, and convertible preferred securities. The Portfolio will maintain a minimum of 25% of its total assets in fixed-income securities although there is no maximum limit on the amount of debt securities in which the portfolio may invest. The debt securities in which the Portfolio invests are generally investment grade, although the Portfolio may invest up to 10% of its total assets in lower-rated securities, which are also called junk bonds. The Portfolio may invest up to 25% of its total assets in foreign securities. This Portfolio is managed by ICON Advisers, Inc. (“ICON”) under a sub-advisory agreement with the Adviser.

The Portfolio seeks its investment objectives through a disciplined and objective quantitative methodology to identify sectors and industries that are under-priced. Investments in industries determined to be over-priced relative to current intrinsic value are sold and replaced by investments that are under-priced relative to intrinsic value. In addition to being under-priced, industries must have relative strength, meaning above-average performance or leadership against the current market.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Value Strategy Risk — Because the portfolio manager is assessing intrinsic value of companies, his assessment of value may be incorrect and the securities may be appropriately priced by the market. In such cases the expected return for such securities may be lower than expected.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Smaller Capitalization Company Risk — Smaller capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Smaller companies are also sometimes more subject to failure.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and the market value of the security.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities.

Convertible Securities Risk — In addition to being subject to the risks of investing in common stock, the value of convertible securities can be adversely affected by fixed income market forces such as interest rate risk, credit risk, call risk and prepayment risk.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

Lower-Rated Debt Securities — Bonds rated below investment grade (also called “junk bonds”) are subject to greater levels of credit and liquidity risks. They are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Call Risk — During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.

Prepayment Risk — The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each year since inception and the Portfolio’s average annual returns for the last one year, five years and since inception compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 13.89%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -14.56%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2010	1 Year	5 Years	Since 5/1/04
Balanced Portfolio	7.78%	4.56%	5.89%

S&P® Composite 1500 Index	16.38%	2.65%	4.51%

60% S&P® Composite 1500 Index/40% Barclays Capital U.S. Universal Index	13.14%	4.32%	5.25%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by the sub-adviser of the Portfolio, ICON. Scott Callahan, Portfolio Manager at ICON, and Zach Jonson, Portfolio Manager at ICON, have been the portfolio managers of the Portfolio since 2011.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Income Opportunity Portfolio

Investment Objective

Seeks modest capital appreciation and to maximize realized gains.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.80%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.50%

Total Annual Fund Operating Expenses	1.30%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$133	$415	$718	$1,579

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 92% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio normally invests in equity securities traded in the United States. To manage the risk of holding equity securities, the Portfolio may write call options or purchase puts on the securities in the Portfolio or indexes. The Portfolio may also purchase exchange traded funds and other derivatives. Equity securities the Portfolio may invest in include common stocks and preferred stocks of companies of any market capitalization. The Portfolio’s positions may also include equity securities of foreign issuers traded in the United States. The Portfolio is managed by ICON Advisers, Inc. (“ICON”) under a sub-advisory agreement with the Adviser.

The Portfolio seeks to achieve its investment objective through a disciplined and objective quantitative methodology to identify industries that are under-priced. ICON then uses a combination of industry sector rotation and valuation of investments. Investments in industries determined to be over-priced relative to current intrinsic value are sold and replaced by investments that are under-priced relative to intrinsic value. In addition to being under-priced, industries must have relative strength, meaning above-average performance or leadership against the current market.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Options Risk — Risks specific to investments in call options include limited gains and lack of liquidity. By selling a call option, the Portfolio may forego the opportunity to participate in price increases for the underlying equities above the exercise price, while still bearing the risk of a decline in the value of the underlying equities or index. Although the Portfolio will receive a premium for writing the call option, the price the Portfolio realizes from the sale of the equities or the exposure to the underlying index upon exercise of the option could be substantially below their prevailing market price.

There may not be a liquid market for written options. If the Portfolio cannot locate a purchaser for the option transaction, the Portfolio will be unable to sell the underlying equities until the option expires or is exercised. The Portfolio’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Portfolio will generally hold the equities underlying a call option or exposure to the index underlying the option, the Portfolio may be less likely to sell the stocks it is holding to take advantage of new investment opportunities.

The Portfolio collects a premium from the option purchaser on each of the call options the Portfolio writes. Such premiums are additional income to the Portfolio. The amount of those premiums may decrease if interest rates decline, or if the market prices of the underlying equities or indices on which the call options are written become less volatile.

If the market price of the underlying equity securities or indices do not exceed the exercise price, the call option will expire without being exercised. The Portfolio will then keep the premium. At that point, the Portfolio may either continue to hold the underlying equity security, in which case it may write new call options on it, or the Portfolio may sell the equities.

Preferred Stock Risk — The prices of preferred stock typically respond to interest rate changes, decreasing in value if interest rates rise and increasing in value if interest rates fall. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move upwards more slowly than common stock prices.

Derivatives Risk — Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index and the Portfolio could lose more than the principal amount invested. In addition to investing in derivatives to implement its strategy, the Portfolio may also use derivative instruments for hedging purposes, in an attempt to reduce the risk of loss from falling stock prices or lower foreign currency valuations, increased interest rates or other adverse market developments. There can be no assurance that a hedging technique will work as intended. Portfolio performance may be diminished by the added cost of the derivative instrument.

Leverage Risk — Leverage risk is created when an investment (such as a derivative transaction) exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio’s risk of loss and potential for gain.

Exchange-Traded Funds Risk — An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). Investing in an ETF may incur additional fees and/or expenses which would, therefore, be borne indirectly by the Portfolio in connection with any such investment.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Smaller Capitalization Company Risk — Smaller capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Smaller companies are also sometimes more subject to failure.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each year since inception and the Portfolio’s average annual returns for the last one year, five years and since inception compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 11.42%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -9.93%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2010	1 Year	5 Years	Since 5/1/04
Income Opportunity Portfolio	7.15%	1.61%	2.76%

S&P® Composite 1500 Index	16.38%	2.65%	4.51%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by the sub-adviser of the Portfolio, ICON. Robert Straus, Portfolio Manager at ICON, has been the portfolio manager of the Portfolio since 2006.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Target VIP Portfolio

Investment Objective

Seeks to provide above average total return.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.22%

Total Annual Fund Operating Expenses	0.82%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$84	$262	$455	$1,014

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 92% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests in the common stocks of companies which are identified by a model which applies separate uniquely specialized strategies. This Portfolio is managed by First Trust Advisors L.P. (“First Trust”) under a sub-advisory agreement with the Adviser. The Portfolio is passively managed meaning that the stocks that are selected are held for one year until the next stock selection date. The investment strategy was developed by First Trust and may be altered from time to time, but only after notice is given to shareholders. Except in rare circumstances, the stocks selected by the model are those in which the Portfolio will invest. Each year, on or about the annual stock selection date of December 30, the Portfolio expects to invest in the securities determined by the model with an approximately equal amount invested in each strategy. First Trust reserves the right to overweight, underweight or exclude from the Portfolio certain companies identified by the model. Such underweighting or overweighting would be rare but may occur in instances where a security is selected by the model, but the portfolio manager is aware of matters that may make investment in the company ill-advised.

To the extent that the Portfolio receives new cash, from the additional purchase or premium payments from variable contract owners or otherwise, the cash is invested proportionally in the securities held by the Portfolio. First Trust reserves the right to hold cash until a sufficient amount is available to invest, so the investment of new cash may not be immediate. However, First Trust intends to invest the new cash as soon as possible after receipt.

During the year until the next stock selection date, the portfolio managers monitor the holdings. In the event an initial security ceases to be a publicly traded security or the shares are otherwise forced to be liquidated, the proceeds derived from the sale of the liquidated initial security will be invested proportionally in additional shares of the remaining securities.

The composition of the Portfolio on each annual stock selection date is expected to be as follows:

•

Approximately 1/6 common stocks which comprise The Dow® Dividend and Repurchase Target (“DART”) 5 Strategy — This Strategy selects five stocks from the Dow Jones Industrial Average (DJIASM) that have high dividend yields and/or high buyback ratios and high change in return on assets. By analyzing dividend yields, the Strategy seeks to uncover stocks that may be out of favor or undervalued. Companies which have reduced their shares through a share buyback program may provide a strong cash flow position and, in turn, high quality earnings. Buyback ratio is the ratio of a company’s shares of common stock outstanding 12 months prior to the stock selection date divided by a company’s shares outstanding as of the business day prior to the stock selection date, minus “1.”

•

Approximately 1/6 common stocks which comprise the European Target 20 Strategy — This Strategy invests in stocks with high dividend yields. By selecting stocks with the highest dividend yields, the Strategy seeks to uncover stocks that may be out of favor or undervalued.

•

Approximately 1/6 common stocks which comprise The Nasdaq® Target 15 Strategy — This Strategy selects a portfolio of the 15 Nasdaq-100 Index® stocks with the best overall ranking on both 12- and 6-month price appreciation, return on assets and price to cash flow. The stocks which comprise this Strategy are weighted by market capitalization subject to the restriction that only whole shares are purchased and that no stock will comprise less than 1% or 25% or more of this Strategy portion of the portfolio on the stock selection date. The securities will be adjusted on a proportionate basis to accommodate this constraint.

•

Approximately 1/6 common stocks which comprise The S&P Target 24 Strategy — This Strategy selects a portfolio of 24 common stocks from the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). First Trust selects three stocks from each of the eight largest sectors of the S&P 500 Index® based on trailing four quarters’ return on assets, buyback yield and bullish interest indicator. Each stock receives a weighting equivalent to its relative market value among the three stocks from the individual sector. The combined weight of the three stocks for a sector is equal to the sector’s equivalent weighting among the eight sectors being selected from.

•

Approximately 1/6 common stocks which comprise the Target Small-Cap Strategy — This Strategy invests in stocks with small market capitalizations which have recently exhibited certain positive financial attributes including positive three-year sales growth and positive most recent annual earnings.

•

Approximately 1/6 common stocks which comprise the Value Line® Target 25 Strategy — This Strategy invests in 25 of the 100 stocks that Value Line® gives a #1 ranking for Timeliness™ which have recently exhibited certain positive financial attributes. Value Line® ranks approximately 1,700 stocks of which only 100 are given their #1 ranking for Timeliness™, which measures Value Line’s view of their probable price performance during the next six to 12 months relative to the others. First Trust selects stocks among the 100 stocks (financial companies and those whose shares are not listed on a U.S. securities exchange are not eligible for the Portfolio) based on 12-month and 6-month price appreciation, return on assets, and price to cash flow. The stocks which comprise this Strategy are weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or 25% or more of this Strategy’s portion of the Portfolio on the stock selection date. The securities will be adjusted on a proportionate basis to accommodate this constraint.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling.

Smaller Capitalization Company Risk — Smaller capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Smaller companies are also sometimes more subject to failure.

Investment Model Risk — The Portfolio is also exposed to additional market risk due to its policy of investing in accordance with its investment strategy. As a result of this policy, securities held by the Portfolio will generally not be bought or sold in response to market fluctuations under normal circumstances. The Portfolio’s passive management style may subject investors to greater market risk than other mutual funds.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

License Risk — The termination of a license used by the Portfolio or its adviser/sub-adviser may have a significant effect on the operation of the Portfolio.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each year since inception and the Portfolio’s average annual returns for the last one year, five years and since inception compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 16.90%. That was the quarter ended on September 30, 2010. The lowest return for a quarter was -24.01%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2010	1 Year	5 Years	Since 11/2/05
Target VIP Portfolio	19.47%	-1.14%	-0.84%

Russell 3000 Index	16.93%	2.74%	3.27%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by the sub-adviser of the Portfolio, First Trust. The Investment Committee of First Trust is responsible for the day-to-day management of the Portfolio’s assets. The five current members of the Investment Committee are Daniel J. Lindquist, Senior Vice President of First Trust; Robert F. Carey, Chief Investment Officer and Senior Vice President of First Trust; David G. McGarel, Senior Vice President of First Trust; Jon C. Erickson, Senior Vice President of First Trust; and Roger F. Testin, Senior Vice President of First Trust. Mr. Lindquist has been a member of the Investment Committee since August 2005, while the other committee members have been members since April 2005.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Target Equity/Income Portfolio

Investment Objective

Seeks to provide above average total return.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.18%

Total Annual Fund Operating Expenses	0.78%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$80	$249	$433	$966

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 90% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio adheres to a disciplined, quantitative investment process that incorporates two distinct strategy methodologies. The Portfolio is managed by First Trust Advisors L.P. (“First Trust”) under a sub-advisory agreement with the Adviser. The Portfolio invests in the common stocks of companies which are identified by a model which applies separate uniquely specialized strategies. While each of the strategies included in the Portfolio also seeks to provide an above-average total return, each follows a different investment strategy. The Portfolio provides investors with exposure to both growth and value stocks, offering investors an opportunity for investment success regardless of which investment styles prevail in the market. The Portfolio is passively managed, meaning that the stocks that are selected are held for one year until the next stock selection date. The investment strategy was developed by First Trust and may be altered from time to time, but only after notice is given to shareholders. Except in rare circumstances, the stocks selected by the model are those in which the portfolio will invest. Each year, on or about the annual stock selection date of December 30, the Portfolio expects to invest in the securities determined by the model with an approximately equal amount invested in each strategy. First Trust reserves the right to overweight, underweight or exclude from the Portfolio, certain companies identified by the model. Such underweighting or overweighting would be rare but may occur in instances where a security is selected by the model, but the portfolio manager is aware of matters that may make investment in the company ill advised.

To the extent that the Portfolio receives new cash, from the additional purchase or premium payments from variable contract owners or otherwise, the cash is invested proportionally in the securities held by the portfolio. The subadviser reserves the right to hold cash until a sufficient amount is available to invest, so the investment of new cash may not be immediate. However, the sub-adviser intends to invest the new cash as soon as possible after receipt.

During the year until the next stock selection date, the portfolio managers monitor the holdings. In the event an initial security ceases to be a publicly traded security or the shares are otherwise forced to be liquidated, the proceeds derived from the sale of the liquidated initial security will be invested proportionally in additional shares of the remaining securities.

The composition of the Portfolio on each annual stock selection date is expected to be as follows:

•

Approximately 1/2 common stocks which comprise The Dow® Target Dividend Strategy — This Strategy selects a portfolio of the 20 stocks from the Dow Jones U.S. Select Dividend IndexSM with the best overall ranking on both the change in return on assets over the last 12 months and price-to-book. To select stocks, First Trust first ranks all 100 stocks contained in the Dow Jones U.S. Select Dividend IndexSM on or about the stock selection date (best [1] to worst [100]) by: (a) change in return on assets over the last 12 months (an increase in return on assets generally indicates improving business fundamentals) and (b) price-to-book (a lower, but positive, price-to-book ratio is generally used as an indication of value). First Trust then selects an equally-weighted portfolio of the 20 stocks with the best overall ranking on the two factors for the Strategy.

•

Approximately 1/2 common stocks which comprise the Value Line® Target 25 Strategy — This Strategy invests in 25 of the 100 stocks that Value Line® gives a #1 ranking for TimelinessTM which have recently exhibited certain positive financial attributes. Value Line® ranks approximately 1,700 stocks of which only 100 are given their #1 ranking for TimelinessTM, which measures Value Line’s view of their probable price performance during the next six to 12 months relative to the others. First Trust selects stocks among the 100 stocks (financial companies and those whose shares are not listed on a U.S. securities exchange are not eligible for the Portfolio) based on 12-month and 6-month price appreciation, return on assets, and price to cash flow. The stocks which comprise this Strategy are weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or 25% or more of this Strategy’s portion of the Portfolio on the stock selection date. The securities will be adjusted on a proportionate basis to accommodate this constraint.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling.

Smaller Capitalization Company Risk — Smaller capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Smaller companies are also sometimes more subject to failure.

Investment Model Risk — The Portfolio is also exposed to additional market risk due to its policy of investing in accordance with its investment strategy. As a result of this policy, securities held by the Portfolio will generally not be bought or sold in response to market fluctuations under normal circumstances. The Portfolio’s passive management style may subject investors to greater market risk than other mutual funds.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

License Risk — The termination of a license used by the Portfolio or its adviser/sub-adviser may have a significant effect on the operation of the Portfolio.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each year since inception and the Portfolio’s average annual returns for the last one year, five years and since inception compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 19.10%. That was the quarter ended on September 30, 2009. The lowest return for a quarter was -25.52%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2010	1 Year	5 Years	Since 11/2/05
Target Equity/Income Portfolio	23.23%	-1.69%	-1.39%

Russell 3000 Index	16.93%	2.74%	3.27%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by the sub-adviser of the Portfolio, First Trust. The Investment Committee of First Trust is responsible for the day-to-day management of the Portfolio’s assets. The five current members of the Investment Committee are Daniel J. Lindquist, Senior Vice President of First Trust; Robert F. Carey, Chief Investment Officer and Senior Vice President of First Trust; David G. McGarel, Senior Vice President of First Trust; Jon C. Erickson, Senior Vice President of First Trust; and Roger F. Testin, Senior Vice President of First Trust. Mr. Lindquist has been a member of the Investment Committee since August 2005, while the other committee members have been members since April 2005.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Bristol Growth Portfolio

Investment Objective

Seeks long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.80%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.14%

Total Annual Fund Operating Expenses	0.94%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$96	$300	$520	$1,155

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 268% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization. From time to time it might also have substantial positions in securities issued by smaller companies and in foreign companies. In addition, from time to time the Portfolio may also have substantial positions in a particular sector of the economy. The Portfolio will hold 80% or more of its assets in securities included in the Russell 1000 Growth Index. The market capitalization of the Russell 1000 Growth Index, as of March 31, 2011, ranged from $428.8 billion to $671.0 million. The Portfolio is managed by Suffolk Capital Management, LLC (“Suffolk”) under a subadvisory agreement with the Adviser.

At the portfolio manager’s discretion, the Portfolio may hold a smaller proportion of a particular stock than is held in the Russell 1000 Growth Index. Typically these are the larger weighted stocks of that index.

Suffolk’s investment approach is based on the premise that most stocks are priced efficiently, reflecting the market’s expectations of growth and perceptions of risk. Suffolk’s principals analyze companies’ revised earnings forecasts. Since investors often over-react to these revisions, Suffolk looks for those stocks having better long-term growth prospects than are reflected in current market prices. Suffolk uses a proprietary blend of research and stock selection techniques. First, a stock’s expected returns are determined by a quantitative model incorporating growth, valuation and risk factors. Then, Suffolk analyzes the earnings estimates for those companies appearing to have the most potential for stock price appreciation to determine if those estimates are likely to be revised upward or downward. Finally, Suffolk performs a fundamental analysis of growth potential.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

Smaller Capitalization Company Risk — Smaller capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Smaller companies are also sometimes more subject to failure.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

High Portfolio Turnover Risk — Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a portfolio with a high turnover rate will sell some securities before their market values reach full potential.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each year since inception and the Portfolio’s average annual returns for the last one year and since inception compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 16.59%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -27.22%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2010	1 Year	Since 5/1/07
Bristol Growth Portfolio	12.79%	-0.38%

Russell 1000 Growth Index	16.71%	1.00%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by the sub-adviser of the Portfolio, Suffolk. Suffolk is affiliated with the Adviser because Ohio National Financial Services, Inc. owns ONLI, the Adviser’s parent, and it also owns 83% of the voting securities of Suffolk. Donald Gilbert, President of Suffolk, has been a portfolio manager of the Portfolio since 2007. Christopher Liong, a portfolio manager of Suffolk has been a portfolio manager of the Portfolio since 2007.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

ADDITIONAL PORTFOLIO INFORMATION

Target VIP Portfolio

The following provides additional information about the strategies of the Target VIP Portfolio.

The Dow® Dividend and Repurchase Target (“DART”) 5 Strategy.

The Dow® DART 5 Strategy stocks are determined as follows:

Step 1: First Trust ranks all 30 stocks contained in the DJIASM by the sum of their dividend yield and buyback ratio as of the stock selection date.

Step 2: First Trust then selects the 10 stocks with the highest combined dividend yields and buyback ratios.

Step 3: First Trust ranks the 10 stocks selected in Step 2, based on the one year change in return on assets (from highest to lowest) with the top five being selected.

European Target 20 Strategy.

The European Target 20 Strategy is determined as follows:

Step 1: First Trust ranks the 120 largest companies based on market capitalization which are headquartered in Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom by dividend yield as of the business day prior to the stock selection date.

Step 2: First Trust selects the 20 highest dividend-yielding stocks and, for those stocks that are directly listed on a U.S. exchange or represented by ADRs and have sufficient liquidity, includes such directly listed stocks or ADRs in the European Target 20 Strategy. To the extent any of these 20 stocks are not directly listed on a U.S. exchange or represented by ADRs, the percentage that would have been allocated to such stock(s) is allocated on a pro rata basis to the remaining securities in the European Target 20 Strategy.

The Nasdaq® Target 15 Strategy.

The Nasdaq® Target 15 Strategy stocks are determined as follows:

Step 1: First Trust selects stocks which are components of the Nasdaq-100 Index® as of the business day prior to the stock selection date and numerically ranks them by 12-month price appreciation (best [1] to worst [100]).

Step 2: First Trust then numerically ranks the stocks by 6-month price appreciation.

Step 3: The stocks are then numerically ranked by return on assets ratio.

Step 4: First Trust then numerically ranks the stocks by the ratio of cash flow per share to stock price.

Step 5: First Trust adds up the numerical ranks achieved by each company in the above steps and selects the 15 stocks with the lowest sums for The Nasdaq® Target 15 Strategy.

The stocks which comprise The Nasdaq® Target 15 Strategy are weighted by market capitalization subject to the restriction that only whole shares are purchased and that no stock will comprise less than 1% or 25% or more of The Nasdaq® Target 15 Strategy portion of the portfolio on the stock selection date. The securities will be adjusted on a proportionate basis to accommodate this constraint.

The S&P Target 24 Strategy.

The S&P Target 24 Strategy selects a portfolio of 24 common stocks from the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) which are based on the following steps:

Step 1: All of the economic sectors in the S&P 500 Index® are ranked by market capitalization as of the business day prior to the stock selection date and the eight largest sectors are selected.

Step 2: The stocks in each of those eight sectors are then ranked among their peers based on three factors:

Factor 1: Trailing four quarters’ return on assets, which is net income divided by average assets. Those stocks with high return on assets achieve better rankings.

Factor 2: Buyback yield, which measures the percentage decrease in common stock outstanding versus one year earlier. Those stocks with greater percentage decreases receive better rankings.

Factor 3: Bullish interest indicator, which compares the number of shares traded in months in which the stock price rose to the number of shares traded in months in which the stock price declined. Those stocks with a high bullish interest indicator achieve better rankings.

Step 3: The three stocks from each of the eight sectors with the highest combined ranking on these three factors are selected for The S&P Target 24 Strategy. In the event of a tie within a sector, the stock with the higher market capitalization is selected.

Each stock receives a weighting equivalent to its relative market value among the three stocks from the individual sector. The combined weight of the three stocks for a sector is equal to the sector’s equivalent weighting among the eight sectors being selected from.

Target Small-Cap Strategy.

The Target Small-Cap Strategy stocks are determined as follows:

Step 1: First Trust selects the stocks of all U.S. corporations which trade on either the New York Stock Exchange, the NYSE Amex or The Nasdaq Stock Market (“Nasdaq”) (excluding limited partnerships, American Depositary Receipts and mineral and oil royalty trusts) as of the business day prior to the stock selection date.

Step 2: First Trust then selects companies which have a market capitalization of between $150 million and $1 billion and whose stock has an average daily dollar trading volume of at least $500,000.

Step 3: First Trust next selects stocks with positive three-year sales growth.

Step 4: From there First Trust selects those stocks whose most recent annual earnings are positive.

Step 5: First Trust eliminates any stock whose price has appreciated by more than 75% in the last 12 months.

Step 6: First Trust selects the 40 stocks with the greatest price appreciation in the last 12 months. The stocks are then weighted based on a relative market capitalization basis.

For purposes of applying the Target Small-Cap Strategy, market capitalization and average trading volume are based on 1996 dollars (the year in which the underlying data was gathered and the model created) which are periodically adjusted for inflation.

Value Line® Target 25 Strategy.

The Value Line® Target 25 Strategy is determined as follows:

Step 1: First Trust starts with the 100 stocks which Value Line® on or about the stock selection date gives their #1 ranking for TimelinessTM (stocks of financial companies and the stocks of companies whose shares are not listed on a U.S. securities exchange are not eligible for the Portfolio) and applies the following rankings as of two business days prior to the stock selection date. Value Line® bases its rankings on various factors, including long-term trend of earnings, prices, recent earnings, price momentum (the general direction of stock prices), and earnings surprise (companies reporting stronger results than expected).

Step 2: First Trust ranks these stocks based on 12-month price appreciation (best [1] to worst [100]).

Step 3: First Trust then numerically ranks the stocks by 6-month price appreciation.

Step 4: First Trust then ranks the stocks by their return on assets.

Step 5: Finally, First Trust ranks the stocks based on their price to cash flow.

Step 6: First Trust adds up the numerical ranks achieved by each company in the above steps and selects the 25 stocks with the lowest sums for the Value Line Target 25 Strategy.

The stocks which comprise the Value Line® Target 25 Strategy are weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or 25% or more of the Value Line® Target 25 Strategy portion of the Portfolio on the stock selection date. The securities will be adjusted on a proportionate basis to accommodate this constraint.

Licensing.

The “Dow Jones Industrial AverageSM”, “DJIASM”, “Dow Jones U.S. Select Dividend IndexSM”, and “The Dow®” are products of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”), and has been licensed for use. “Dow Jones®”, “Dow Jones Industrial AverageSM”, “DJIASM”, “Dow Jones U.S. Select Dividend IndexSM”, “The Dow®” and “Dow Jones Indexes” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been licensed to CME and have been licensed for use for certain purposes by First Trust (the “Licensee”). The Target VIP Portfolio and the Target Equity/Income Portfolio (collectively, the “Product”) is not sponsored, endorsed, sold or promoted by Dow Jones, CME or their respective affiliates. Dow Jones, CME and their respective affiliates make no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of trading in the Product. Dow Jones’, CME’s and their respective affiliates’ only relationship to the Licensee is the licensing of certain trademarks and trade names of Dow Jones and of the “Dow Jones Industrial AverageSM” which is determined, composed and calculated by CME without regard to the Licensee or the Product. Dow Jones and CME have no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the “Dow Jones Industrial AverageSM” or the “Dow Jones U.S. Select Dividend IndexSM”. Dow Jones, CME and their respective affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product to be sold or in the determination or calculation of the equation by which the Product are to be converted into cash. Dow Jones, CME and their respective affiliates have no obligation or liability in connection with the administration, marketing or trading of the Product. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the Product currently being issued by the Licensee, but which may be similar to and competitive with the Product. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the “Dow Jones Industrial AverageSM” or the “Dow Jones U.S. Select Dividend IndexSM”. It is possible that this trading activity will affect the value of the “Dow Jones Industrial AverageSM” or the “Dow Jones U.S. Select Dividend IndexSM” and Product.

DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE “DOW JONES INDUSTRIAL AVERAGESM”, THE “DOW JONES U.S. SELECT DIVIDEND INDEXSM” OR ANY DATA INCLUDED THEREIN AND DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE “DOW JONES INDUSTRIAL AVERAGESM”, THE “DOW JONES U.S. SELECT DIVIDEND INDEXSM” OR ANY DATA INCLUDED THEREIN. DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE “DOW JONES INDUSTRIAL AVERAGESM”, THE “DOW JONES U.S. SELECT DIVIDEND INDEXSM” OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES, CME OR THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN CME AND THE LICENSEE, OTHER THAN THE LICENSORS OF CME.

“Standard and Poor’s®”, “S&P®”, “S&P 500®”, “Standard and Poor’s 500”, and “500” are trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use by First Trust or us. The Target VIP Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor’s.

“Value Line Publishing, Inc.’s (“VLPI”) only relationship to First Trust is VLPI’s licensing to First Trust of certain VLPI trademarks and trade names and the Value Line Timeliness Ranking System (the “System”), which is composed by VLPI without regard to First Trust, the Target VIP Portfolio, the Fund or any investor. VLPI has no obligation to take the needs of First Trust or any investor in the Target VIP Portfolio or any other portfolios in the Fund, into consideration in composing the System. The Target VIP Portfolio results may differ from the hypothetical or published results of the Value Line Timeliness Ranking System. VLPI is not responsible for and has not participated in the determination of the prices and composition of the Target VIP Portfolio or the timing of the issuance for sale of the Target VIP Portfolio or in the calculation of the equations by which the Target VIP Portfolio or any other portfolios in the Fund is to be converted into cash. VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE TARGET VIP PORTFOLIO AND/OR THE FUND; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THE TARGET VIP PORTFOLIO AND/OR THE FUND, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE TARGET VIP PORTFOLIO AND/OR THE FUND.

“VALUE LINE®,” “THE VALUE LINE INVESTMENT SURVEY,” AND “VALUE LINE TIMELINESSTM RANKING SYSTEM” ARE REGISTERED TRADEMARKS OF VALUE LINE, INC. OR VALUE LINE PUBLISHING, INC. THAT HAVE BEEN LICENSED TO FIRST TRUST. THE TARGET VIP PORTFOLIO IS NOT SPONSORED, RECOMMENDED, SOLD OR PROMOTED BY VALUE LINE PUBLISHING, INC., VALUE LINE, INC. OR VALUE LINE SECURITIES, INC. FIRST TRUST IS NOT AFFILIATED WITH ANY VALUE LINE COMPANY.

The Target VIP Portfolio is not sponsored, endorsed, sold or promoted by The NASDAQ OMX® Group, Inc. (including its affiliates) (NASDAQ OMX®, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Target VIP Portfolio. The Corporations make no representation or warranty, express or implied to the owners of the Target VIP Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Target VIP Portfolio particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations’ only relationship to First Trust (Licensee) is in the licensing of the NASDAQ®, OMX®, Nasdaq-100®, and Nasdaq-100 Index® registered trademarks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by NASDAQ OMX® without regard to Licensee or the Target VIP Portfolio. NASDAQ OMX® has no obligation to take the needs of the Licensee or the record of beneficial shareholders of the Target VIP Portfolio into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Target VIP Portfolio to be issued or in the determination or calculation of the equation by which the Target VIP Portfolio is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Target VIP Portfolio.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, RECORD OF BENEFICIAL SHAREHOLDERS OF THE TARGET VIP PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Ohio National Fund is a sub-licensee under the foregoing licensing agreements.

Target Equity/Income Portfolio

The following provides additional information about the strategies of the Target Equity/Income Portfolio.

The Dow® Target Dividend Strategy.

Companies which, as of the selection date, Dow Jones has announced will be removed from the Dow Jones U.S. Select Dividend IndexSM, have been removed from the universe of securities from which The Dow® Target Dividend Strategy stocks are selected.

Value Line® Target 25 Strategy.

The Value Line® Target 25 Strategy is determined as follows:

Step 1: First Trust starts with the 100 stocks which Value Line® on or about the stock selection date gives their #1 ranking for TimelinessTM (stocks of financial companies and the stocks of companies whose shares are not listed on a U.S. securities exchange are not eligible for the Portfolio) and applies the following rankings as of two business days prior to the stock selection date. Value Line® bases its rankings on various factors, including long-term trend of earnings, prices, recent earnings, price momentum (the general direction of stock prices), and earnings surprise (companies reporting stronger results than expected).

Step 2: First Trust ranks these stocks based on 12-month price appreciation (best [1] to worst [100]).

Step 3: First Trust then numerically ranks the stocks by 6-month price appreciation.

Step 4: First Trust then ranks the stocks by their return on assets.

Step 5: Finally, First Trust ranks the stocks based on their price to cash flow.

Step 6: First Trust adds up the numerical ranks achieved by each company in the above steps and selects the 25 stocks with the lowest sums for the Value Line Target 25 Strategy.

The stocks which comprise the Value Line® Target 25 Strategy are weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or 25% or more of the Value Line® Target 25 Strategy portion of the Portfolio on the stock selection date. The securities will be adjusted on a proportionate basis to accommodate this constraint.

Licensing.

The “Dow Jones Industrial AverageSM”, “DJIASM”, “Dow Jones U.S. Select Dividend IndexSM”, and “The Dow®” are products of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”), and has been licensed for use. “Dow Jones®”, “Dow Jones Industrial AverageSM”, “DJIASM”, “Dow Jones U.S. Select Dividend IndexSM”, “The Dow®” and “Dow Jones Indexes” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been licensed to CME and have been licensed for use for certain purposes by First Trust (the “Licensee”). The Target VIP Portfolio and the Target Equity/Income Portfolio (collectively, the “Product”) is not sponsored, endorsed, sold or promoted by Dow Jones, CME or their respective affiliates. Dow Jones, CME and their respective affiliates make no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of trading in the Product. Dow Jones’, CME’s and their respective affiliates’ only relationship to the Licensee is the licensing of certain trademarks and trade names of Dow Jones and of the “Dow Jones Industrial AverageSM” which is determined, composed and calculated by CME without regard to the Licensee or the Product. Dow Jones and CME have no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the “Dow Jones Industrial AverageSM” or the “Dow Jones U.S. Select Dividend IndexSM”. Dow Jones, CME and their respective affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product to be sold or in the determination or calculation of the equation by which the Product are to be converted into cash. Dow Jones, CME and their respective affiliates have no obligation or liability in connection with the administration, marketing or trading of the Product. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the Product currently being issued by the Licensee, but which may be similar to and competitive with the Product. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the “Dow Jones Industrial AverageSM” or the “Dow Jones U.S. Select Dividend IndexSM”. It is possible that this trading activity will affect the value of the “Dow Jones Industrial AverageSM” or the “Dow Jones U.S. Select Dividend IndexSM” and Product.

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WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE “DOW JONES INDUSTRIAL AVERAGESM”, THE “DOW JONES U.S. SELECT DIVIDEND INDEXSM” OR ANY DATA INCLUDED THEREIN. DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE “DOW JONES INDUSTRIAL AVERAGESM”, THE “DOW JONES U.S. SELECT DIVIDEND INDEXSM” OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES, CME OR THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN CME AND THE LICENSEE, OTHER THAN THE LICENSORS OF CME.

“Value Line Publishing, Inc.’s (“VLPI”) only relationship to First Trust is VLPI’s licensing to First Trust of certain VLPI trademarks and trade names and the Value Line Timeliness Ranking System (the “System”), which is composed by VLPI without regard to First Trust, the Target Equity/Income Portfolio, the Fund or any investor. VLPI has no obligation to take the needs of First Trust or any investor in the Target Equity/Income Portfolio or any other portfolios in the Fund, into consideration in composing the System. The Target Equity/Income Portfolio results may differ from the hypothetical or published results of the Value Line Timeliness Ranking System. VLPI is not responsible for and has not participated in the determination of the prices and composition of the Target Equity/Income Portfolio or the timing of the issuance for sale of the Target Equity/Income Portfolio or in the calculation of the equations by which the Target Equity/Income Portfolio or any other portfolios in the Fund is to be converted into cash.

VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE TARGET EQUITY/INCOME PORTFOLIO AND/OR THE FUND; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THE TARGET EQUITY/INCOME PORTFOLIO AND/OR THE FUND, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE TARGET EQUITY/INCOME PORTFOLIO AND/OR THE FUND.

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CERTAIN INVESTMENTS AND RELATED RISKS

The kinds of investments described on the following pages can be made by most of the portfolios. These risk considerations and others are further explained in the Statement of Additional Information.

Defensive Measures

Each portfolio may invest in cash, short-term obligations and U.S. government securities for defensive purposes during times of unusual market or economic conditions or pending selection of securities in accordance with the portfolio’s policies. The U.S. Equity Portfolio, Balanced Portfolio and Income Opportunity Portfolio may invest up to 100% of assets in fixed income securities for temporary defensive positions. When investing for defensive purposes, the portfolio may not meet its investment objectives and may experience lower than expected returns. However, by maintaining defensive investment positions, the portfolio manager is attempting to minimize the losses that might be experienced if the portfolio were invested in accordance with its investment objectives and policies. Frequent portfolio turnover may result in lower investment returns based on increased brokerage expenses. Those portfolios that invest “primarily” in a particular kind of securities will, under normal circumstances, invest at least 80% of their net assets, plus any borrowings for investment purposes, in that kind of securities.

High Portfolio Turnover

High portfolio turnover is generally defined as more than 100% turnover of a portfolio’s securities in a given year. Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a portfolio with a high turnover rate will sell some securities before their market values reach full potential. Conversely, high portfolio turnover may frequently occur following a change of portfolio managers or a change in the portfolio’s investment strategy. In such cases, the high portfolio rate may only be temporary. Other portfolios may be managed in such a manner that high portfolio turnover rates will be expected every year.

The Omni Portfolio, Millennium Portfolio, Bristol Portfolio, Bryton Growth Portfolio and Bristol Growth Portfolio all have experienced portfolio turnover of 100% or greater.

Smaller Capitalization Companies

Small capitalization companies are variously defined to include all those publicly traded companies with a market capitalization of less than $2.5 billion, or having a market capitalization no greater than that of the 1,000 largest publicly traded U.S. companies. As to the International Small-Mid Company Portfolio, small and mid-cap companies are defined as any company with a market capitalization within the total market capitalization of stocks included in the portfolio’s benchmark index, the S&P Developed Ex-U.S. Small Cap Growth Index. As to the Small Cap Growth Portfolio and the Millennium Portfolio, small companies are considered to be those with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000® Growth Index. As to the Capital Growth Portfolio, small-cap companies are those that, at time of purchase, have a market capitalization equal to or less than the largest company in the Russell 2000® Growth Index during the most recent 12-month period. (Market capitalization is the number of shares outstanding for a company multiplied times the price per share.) These companies are often still in their developing stage. While the market capitalization of the companies may be defined as “small” at the time of purchase, portfolio managers will often hold the security if they deem the company to still have growth potential, despite the fact their market capitalizations may have grown to exceed the generally defined limits of small capitalization companies. Smaller companies are often selected for investment in a portfolio because the Adviser or subadviser believes the companies can achieve rapid growth in sales, earnings and share prices. They often do not pay dividends.

Smaller companies usually present more share price volatility and risk than do larger, more established companies. Smaller and newer companies often have unproven track records, limited product lines, markets and financial resources. Their management often depends on one or a few key people. These factors also increase risk and make these companies more likely to fail than companies with larger market capitalizations. Smaller cap companies’ securities may be subject to more abrupt or erratic price changes than those of larger companies or the market averages. Often, there is less publicly available information for smaller companies than for larger ones. Smaller company securities are sometimes less liquid than those of larger companies. This is because they have fewer shares outstanding and they trade less often. That might make it harder for a portfolio to buy or sell significant amounts of a smaller company’s shares, or those transactions might impact the shares’ market prices unfavorably.

All of the portfolios except the Money Market Portfolio can invest in smaller companies. The International Small-Mid Company Portfolio, Millennium Portfolio, Aggressive Growth Portfolio, Small Cap Growth Portfolio, Mid Cap Opportunity Portfolio, Capital Growth Portfolio, Bryton Growth Portfolio, U.S. Equity Portfolio, Balanced Portfolio and Income Opportunity Portfolio may concentrate their investments in these securities.

Foreign Investments

Foreign securities are securities of issuers based outside the United States. These include issuers:

•	that are organized under the laws of, or have a principal office in, another country; or

•	that have the principal trading market for their securities in another country; or

•	that derive, in their most current fiscal year, at least half of their total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Investments in foreign securities involve risks not normally associated with investing in domestic issuers. These include:

•	changes in currency rates;

•	currency exchange control regulations;

•	seizure or nationalization of companies or their assets;

•	political or economic instability;

•	unforeseen taxes, duties or tariffs;

•	difficulty in obtaining or interpreting financial information under foreign accounting standards;

•	trading in markets that are less efficient than in the U.S.;

•	lack of information regarding securities issuers;

•	imposition of legal restraints affecting investments (e.g. capital flow restrictions and repatriation restrictions);

•	reversion to closed markets or controlled economies;

•	national economies based on a few industries or dependent on revenue from certain commodities;

•	local economies and/or markets vulnerable to global conditions;

•	volatile inflation rates and debt burdens; and

•	less regulatory protection.

These factors may prevent a fund or its adviser from obtaining information concerning foreign issuers that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Many of these factors are more likely to occur in emerging or developing countries and may cause abrupt and severe price declines. These factors are generally less typical of the developed counties.

In selecting foreign investments, the Adviser and subadvisers seek to minimize these risks. They select investments in securities appearing to have characteristics and qualities comparable to the kinds of domestic securities in which the portfolio may invest.

Foreign securities markets are not always open on the same days or at the same times as U.S. markets. As a result, the values of foreign securities might change on days or at times when a portfolio’s shareholders cannot redeem shares.

Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. The inability of a portfolio to make intended securities purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities.

All of the portfolios can invest in foreign securities, although foreign securities purchased by the Money Market Portfolio must be denominated in U.S. dollars and held in custody in the United States. The International Portfolio and International Small-Mid Company Portfolio may be invested entirely in foreign securities.

Convertible Securities

Convertible securities can be exchanged for or converted into common stock, the cash value of common stock or some other equity security. These include convertible bonds or debentures, convertible preferred stock, units consisting of usable bonds and warrants, and securities that cap or otherwise limit returns to the security holder. Examples of these include dividend enhanced convertible stock or debt exchangeable for common stock (DECS), liquid yield option notes (LYONS), preferred equity redemption cumulative stock (PERCS), preferred redeemable increased dividend securities (PRIDES) and zero coupon convertible securities.

As with all fixed-income securities, various market forces influence the market value of convertible securities, including changes in the level of interest rates. As the level of interest rates increases, the market value of convertible securities may decline. Conversely, as interest rates decline, the market value of convertible securities may increase. The unique investment characteristic of convertible securities is the right to be exchanged for the issuer’s common stock. This causes the market value of convertible securities to increase when the underlying common stock increases. However, since securities prices fluctuate, there can be no assurance of capital appreciation. Most convertible securities will not reflect quite as much capital appreciation as their underlying common stocks. When the underlying common stock price goes down, the value of the convertible security tends to decline to about the level of straight nonconvertible debt of similar quality. This is often called “investment value.” The convertible security then may not experience the same decline as the underlying common stock.

Many convertible securities sell at a premium over their conversion values. The conversion value is the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock. This premium is the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. The premium may not be recovered if this appreciation potential is not realized.

Convertible securities typically offer high yields and potential for capital appreciation. They are often rated below investment grade, or not rated, because they fall below debt obligations and just above common equity in order of preference or priority on the issuer’s balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities below investment grade or not rated.

All of the portfolios other than the Money Market Portfolio can purchase convertible securities without regard to their rating. The Balanced Portfolio may concentrate its investments in convertible securities.

Hedging Techniques

Each portfolio (other than the Money Market Portfolio) may, primarily for hedging purposes, buy and sell various kinds of put and call options, financial futures contracts, index futures contracts, forward foreign currency contracts, foreign currency options and foreign currency futures contracts. The use for hedging purposes of options and futures contracts on securities and foreign currencies involves certain risks. These include:

•	whether the Adviser or subadviser can predict correctly the direction of changes in stock prices, interest rates, currency prices and other economic factors,

•	whether there is enough market liquidity to permit a portfolio to close out positions taken, and

•	whether price changes in portfolio securities subject to a hedge follow price changes in securities or currencies underlying options and futures contracts.

None of these can be assured. A more complete discussion of the risks involved with hedging techniques is contained in the Statement of Additional Information.

Options

The purchaser of an option pays the option writer a “premium” for the option. In the case of a covered call option written by a portfolio, if the purchaser does not exercise the call option, the premium will generate additional capital gain to the portfolio. If the market price of the underlying security declines, the premium received for the call option will reduce the amount of the loss the portfolio would otherwise incur. However, if the market price of the underlying security rises above the exercise price and the call option is exercised, the portfolio will lose its opportunity to profit from that portion of the rise which is in excess of the exercise price plus the option premium. Therefore, a portfolio may write call options when the Adviser or subadviser believes that the option premium will yield a greater return to the portfolio than might occur on the underlying security during the life of the option.

In the case of a put option purchased by a portfolio, if the market price of the underlying security remains or rises above the exercise price of the option, the portfolio will not exercise the option and the premium paid for that option will reduce the gain the portfolio would otherwise have earned. Conversely, if the market price of the underlying security falls below the exercise price, less the premium paid for the option, the portfolio will exercise the option. This will reduce the loss the portfolio would have otherwise suffered. Therefore, a portfolio may purchase put options when the Adviser or subadviser believes that the market price of the underlying security is more likely to decrease than increase or as a hedge against a decrease in the price of a security held by the portfolio.

Whenever a portfolio enters into a closing transaction, the portfolio will realize a gain (or loss) if the premium plus commission it pays for a closing call option is less (or greater) than the premium it received on the sale of the original call option. Conversely, the portfolio will realize a gain (or loss) if the premium it receives, less commission, for a closing put option is greater (or less) than the premium it paid for the original put option. The portfolio will realize a gain if a call option it has written lapses unexercised, and a loss if a put option it has purchased lapses unexercised.

The Income Opportunity Portfolio writes call options on equity securities and collects premiums from the purchasers of those options. Each portfolio (other than the Money Market Portfolio) may buy and sell various kinds of puts and call options, primarily for hedging purposes, and the International Small-Mid Company Portfolio and High Income Bond Portfolio may invest in such securities to implement their investment strategies.

Futures, Options on Futures and Options on Indexes

Each portfolio (other than the Money Market Portfolio) may, primarily for hedging purposes, buy and sell futures, options on futures and options on indexes. The International Small-Mid Company Portfolio and High Income Bond Portfolio may invest in such securities to implement their investment strategies. One risk of entering into financial futures contracts, buying options on such contracts and buying options on financial indexes is that there may not be enough buyers and sellers in the market to permit a portfolio to close a position when it wants to do so. Then, besides continuing to be subject to the margin requirements, the portfolio would have a gain or loss to the extent that the price change in the securities subject to the hedge differed from the position. To limit this risk, a portfolio will invest only where there is an established secondary market.

A risk applicable to both futures contracts and related options is that changes in the value of the contracts or option may not correlate with changes in the underlying financial index or with changes in the value of the securities subject to hedge or both. This failure may be partly due to temporary activity of speculators in the futures markets. To the extent there is not a perfect correlation, changes in the value of the portfolio’s assets would not be offset by a change in the value of the contracts and options it had bought.

When a portfolio buys an option on a futures contract or an option on a financial index, its risk of loss is limited to the amount of the premium paid. There is no such limit when a portfolio enters into a futures contract. However, the loss on an options contract would exceed that of a futures contract if the change in the value of the index is not more than the premium paid for the option.

The success of a hedge depends upon the Adviser’s or subadviser’s ability to predict increases or decreases in the relevant financial index. If this expectation proves incorrect, the portfolio could suffer a loss and it would be better off if those futures contracts or options had not been purchased. The skills involved in determining whether to enter into a futures contract or purchase or sell an option are different from those involved in determining whether to buy or sell a security. The Adviser has had only limited experience using financial futures contracts, options on financial futures and options on financial indexes.

Because of the low margin deposits required, futures trading involves a high degree of leverage. As a result, a relatively small price change in a futures contract may result in an immediate big gain or loss. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day. It does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices sometimes move to the daily limit for several consecutive trading days with little or no trading. When this happens, futures cannot be liquidated promptly and some futures traders have big losses.

Foreign Currency Transactions

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each portfolio, other than the Money Market Portfolio, may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. The International Portfolio, International Small-Mid Company Portfolio, Strategic Value Portfolio and High Income Bond Portfolio may engage in such transactions to implement their investment strategies. Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described for options and futures generally.

A forward contract involves an obligation to purchase or sell a specific currency at a future date. This may be any fixed number of days from the date of the contract as agreed upon by the parties. The price is set at the time of the contract. This way a portfolio may protect against a possible loss from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. These contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency. On the other hand, they tend to limit potential gains if the value of that currency increases.

When a forward contract’s delivery date arrives, the portfolio may either deliver the foreign currency or end its obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the portfolio has to deliver the foreign currency, it may have to obtain the currency by selling securities.

It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Therefore, the portfolio may have to buy more foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the portfolio is obligated to deliver. Conversely, the portfolio may have to sell some currency on the spot market when its hedged security is sold if the security’s market value exceeds the amount of foreign currency the portfolio is obligated to deliver.

Settlement of currency options and futures contracts for most currencies must occur at a bank in the issuing nation. The ability to establish and close out positions on such options requires a liquid market. That may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. The use of foreign currency hedging transactions might not successfully protect a portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. These methods of protecting the value of a portfolio’s securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. They simply establish a rate of exchange for a future time.

Lower-Rated Debt Securities

Each portfolio (other than the Money Market Portfolio) may purchase lower-rated debt securities, sometimes referred to as “junk bonds.” These are rated BB or lower by S&P or Fitch, or Ba or lower by Moody’s. As an example, the S&P lower bond ratings are described below. Other ratings are in the Appendix to the Statement of Additional Information. Only the High Income Bond Portfolio invests more than 35% of its assets in junk bonds. The Bond Portfolio, Capital Appreciation Portfolio, and Aggressive Growth Portfolio may invest more than 10% of their assets in these securities. The Balanced Portfolio may invest up to 10% of its assets in these securities.

When bonds have lower ratings it is more likely that adverse changes in the issuer’s financial condition and/or in general economic conditions, or an unanticipated rise in interest rates, may impair the issuer’s ability to pay the bond’s interest and principal. If an issuer cannot pay interest and principal on time, it is likely to make the bond’s values more volatile and it could limit the portfolio’s ability to sell its securities at prices approximating the values that portfolio had placed on such securities. If there is no liquid trading market for its securities, a portfolio may not be able to establish the fair market value of such securities. The rating assigned to a security by Moody’s, S&P or Fitch does not necessarily reflect an assessment of the volatility of the security’s market value or liquidity.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a portfolio’s fixed-income securities. Conversely, during periods of rising interest rates, the value of a portfolio’s fixed-income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and changes in the ability of an issuer to pay interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect the portfolio’s net asset value. A portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. The Adviser or subadviser will monitor the investment to determine if continuing to hold the security will meet the portfolio’s investment objective.

Issuers of lower-rated securities are often highly leveraged. During an economic downturn or during sustained periods of rising interest rates, issuers may be unable to service their debt obligations. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Sometimes lower-rated securities are issued to raise funds in connection with the acquisition of a company in a “leveraged buy-out” transaction. The highly leveraged capital structure of those issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or adverse changes in the issuer’s financial condition it may be harder for a portfolio to sell lower-rated securities or the portfolio may have to sell the securities at a loss. In many cases, such securities may be purchased in private placements. Then they are subject to restrictions on resale as a matter of contract or under securities laws. Then it may also be harder to determine the fair value of the securities or to compute a portfolio’s net asset value. In order to enforce its rights in the event of a default, a portfolio may have to take possession of and manage assets securing the issuer’s obligations on such securities. This might increase the portfolio’s operating expenses and adversely affect the portfolio’s net asset value. A portfolio may also be unable to enforce its rights and it may incur greater costs in enforcing its rights if an issuer enters bankruptcy. Trading opportunities are more limited for low rated securities. This may make it more difficult for a portfolio to sell or buy these securities at a favorable price or time. This lack of liquidity also increases the risk of price volatility.

A portfolio may hold securities that give the issuer the option to “call,” or redeem, its securities. If an issuer redeems securities held by a portfolio during a time of declining interest rates, the portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

S&P Lower Bond Ratings

Debt rated “BB,” “B,” “CC,” and “C,” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major exposures to adverse markets.

BB

Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

B

Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

CCC

Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

CC	The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

C

The rating “C” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC-” rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	The rating “CI” is reserved for income bonds on which no interest is being paid.

D

Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from “BB” to “CCC” may be modified by adding a plus (3) or minus (3) to show relative standing within the major rating categories.

Special Situations

Portfolios may invest in special situations. These arise when the portfolio manager believes the securities of a particular issuer are likely to appreciate in value because of a development that will give the issuer an advantage over its competitors. Developments creating a special situation might include a new product or new process, a technological breakthrough, a management change or other extraordinary corporate event, or difference in market supply of and demand for the security. The portfolio’s performance could suffer if the anticipated development in a special situation investment does not occur or if it does not attract the expected attention of later investors.

Short Sales

The Aggressive Growth Portfolio and High Income Bond Portfolio may engage in short sales. In these transactions, the portfolio sells a security it does not own because the subadviser expects the market value of that security to decline. To complete such a transaction, the portfolio must sell a security it does not own and borrow the security in order to make delivery to the buyer. The portfolio then has to replace the borrowed security by purchasing it at the current market price. The price may then be more or less than the price at which the portfolio sold the security. Until the security is replaced, the portfolio has to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. The portfolio also may have to pay a premium to borrow the security. This increases the cost of the security sold. The broker keeps the proceeds of the short sale to the extent necessary to meet margin requirements until the portfolio closes its short position.

The frequency of short sales that the portfolios engage in varies under different market conditions. No securities will be sold short if, after effect is given to that short sale, the total market value of all securities sold short would exceed 25% of the value of a portfolio’s net assets. This is a nonfundamental operating policy and it may be changed without shareholder approval.

A portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. Conversely, a portfolio will realize a gain if the security declines in price between those dates. There is no assurance that securities will decline in value during the period of the short sale and make a profit for a fund. This result is the opposite of what you would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest a portfolio may have to pay in a short sale. A fund may also have difficulties replacing borrowed securities if a liquid market for the securities does not exist. Borrowed securities also may be recalled at any time. The lender from where a fund has borrowed money may go bankrupt and a fund may lose any collateral it has deposited with the lender. A fund may adhere to controls and limits that are intended to seek to offset the risk by short-selling only securities believed to be liquid and by limiting the amount of exposure to short sales.

Real Estate Securities

The High Income Bond Portfolio may have significant amounts of real estate investments at times. The Strategic Value Portfolio, Target VIP Portfolio and Target Equity/Income Portfolio may also invest in real estate investments. The real estate investments are limited to securities secured by real estate or interests therein and securities issued by companies that invest in real estate or interests therein. These investments may have risks associated with direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions and increases in interest rates.

Real estate investment trusts (REITs) are pooled investment vehicles that invest primarily in income producing real estate, or real estate related loans or interests. REITs may lease, operate and finance commercial real estate. REITs are often not diversified. They are subject to the risk of financing projects. They may also be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. REIT’s often depend upon the skills of property managers.

REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. A REIT is not taxed on income distributed to owners if the REIT complies with Internal Revenue Code requirements.

REITs may subject a portfolio to certain risks associated with the direct ownership of real estate. These risks include:

•	possible declines in the value of real estate;

•	possible lack of availability of mortgage funds;

•	extended vacancies of properties;

•	risks related to general and local economic conditions;

•	overbuilding;

•	increases in competition, property taxes and operating expenses;

•	changes in zoning laws;

•	costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;

•	casualty or condemnation losses;

•	uninsured damages from floods, earthquakes or other natural disasters;

•	limitations on and variations in rents; and

•	changes in interest rates.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended or changes in interest rates.

REITS generally are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements may limit a REIT’s ability to respond to changes in the commercial real estate market.

OTHER INVESTMENT RISKS

Some portfolios might engage in the following types of investments. To that extent, they will incur the risks described below.

Repurchase Agreements

Under a repurchase agreement, a portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at a mutually agreed upon price and date. The seller is a member bank of the Federal Reserve System or a government securities dealer recognized by the Federal Reserve Board. This may also be viewed as a loan of money by the portfolio to the seller. The resale price is normally greater than the purchase price and reflects an agreed upon interest rate. The rate is effective for the period of time the portfolio is invested in the agreement. It is not related to the coupon rate on the purchased security.

Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund enters into repurchase agreements only with financial institutions believed by the Adviser or subadviser to present minimal credit risks in accordance with criteria established by the Fund’s Board of Directors. The Adviser and subadvisers review and monitor the creditworthiness of sellers under the Board’s general supervision. The Fund only enters into repurchase agreements under master repurchase agreements that require that all transactions are fully collateralized and that the Fund have possession of the collateral. These agreements must also provide that the Fund will always receive, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the amount invested in each agreement. The portfolio only pays for such securities upon physical delivery or evidence of book entry transfer to the account of the Fund’s custodian.

If the seller were to default, the portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines. A portfolio might also incur disposition costs when liquidating the collateral. If the seller goes bankrupt, the portfolio might have a delay in obtaining its collateral. The portfolio would then have a loss if the collateral declines in value.

All of the portfolios may invest in repurchase agreements. The period of these repurchase agreements is usually short, from overnight to one week. At no time will a portfolio invest in repurchase agreements for more than one year. These transactions enable a portfolio to earn a return on temporarily available cash.

Warrants

Warrants are options to purchase common stock at a specific price. They are valid for a specific period of time. They usually sell at a premium above the market value of the optioned common stock. Warrants may have a life ranging from less than a year to twenty years or they may even be perpetual. However, after they expire they are worthless. If the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire as worthless. This increases the market risks of warrants as compared to the underlying security. Warrants have no voting rights, pay no dividends, and have no rights in the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

All of the portfolios other than the Money Market Portfolio can purchase warrants.

Restricted and Illiquid Securities

Restricted securities are subject to restrictions on resale under federal securities law. Each of the Money Market Portfolio, Bond Portfolio and Omni Portfolio may invest up to 10% of its assets in illiquid securities. Each of the other portfolios may invest up to 15% in illiquid securities. Under criteria established by the Board of Directors, certain restricted securities are deemed to be liquid. The Directors consider the following criteria in determining the liquidity of restricted securities:

•	the frequency of trades and quotes for the security;

•	the number of dealers willing to purchase or sell the security, and the number of other potential buyers;

•	dealer undertakings to make a market in the security; and

•	the nature of the security and the nature of the marketplace trades.

Zero-Coupon and Pay-in-kind Debt Securities

Zero-coupon securities (or “step-ups”) in which a portfolio may invest are debt obligations. They are generally issued at a discount and payable in full at maturity. They generally do not provide for current payments of interest prior to maturity. Pay-in-kind securities make periodic interest payments in the form of additional securities (as opposed to cash). Zero-coupon and pay-in-kind securities usually trade at a deep discount from their face or par value. They are subject to greater market value fluctuations from changing interest rates than interest-paying debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of a portfolio investing in zero-coupon and pay-in-kind securities may fluctuate more than shares of other mutual funds investing in interest-paying securities with similar maturities.

All of the portfolios other than the Money Market Portfolio can invest in these securities. The Capital Appreciation Portfolio and High Income Bond Portfolio may invest more than 10% of their assets in these.

Reverse Repurchase Agreements

Under a reverse repurchase agreement, a portfolio sells a debt security to a bank or broker-dealer. The portfolio agrees to repurchase it at a mutually agreed upon time and price. The portfolio retains record ownership of the security and the right to receive its interest and principal payments on the security. At the agreed upon future date, the portfolio repurchases the security by paying back the proceeds previously received, plus interest. The difference between the amount the portfolio receives for the security and the amount it pays on repurchase is deemed to be payment of interest. Until the portfolio pays back the full amount, it maintains in a segregated custodial account assets with a value equal to the amount of the commitment to repurchase, including interest. In some agreements, there is no agreed-upon repurchase date and interest payments are calculated daily. These are often based on the prevailing overnight repurchase rate. The Securities and Exchange Commission views these transactions as collateralized borrowings by the portfolio. The portfolios must abide by their investment restrictions for borrowing money.

All of the portfolios other than the Money Market Portfolio may invest in reverse repurchase agreements. Only the International Portfolio, International Small-Mid Company Portfolio, Capital Appreciation Portfolio, Aggressive Growth Portfolio, High Income Bond Portfolio and Strategic Value Portfolio may invest more than 10% of their assets in reverse repurchase agreements.

Leveraging (Borrowing for Investment Purposes)

The Capital Appreciation Portfolio, Aggressive Growth Portfolio, Mid Cap Opportunity Portfolio, Capital Growth Portfolio, High Income Bond Portfolio, Strategic Value Portfolio, U.S. Equity Portfolio, Balanced Portfolio and Income Opportunity Portfolio may borrow for investment purposes. This is generally unsecured, except to the extent the portfolios enter into reverse repurchase agreements. The Investment Company Act of 1940, as amended, requires these portfolios to maintain continuous asset coverage equal to three times the amount borrowed. Asset coverage means total assets including borrowings less liabilities exclusive of borrowings. If the asset coverage declines as a result of market fluctuations or other reasons, a portfolio may have to sell some of its holdings within three days to reduce the debt and restore the asset coverage to the required three times. From an investment standpoint, it may hurt the portfolio to sell securities then.

Borrowing may increase a portfolio’s net income. However, it also adds risk. For example it may exaggerate the effect on net asset value of any increase or decrease in the market value of a portfolio’s securities. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a portfolio will have to pay, that portfolio’s net income will be greater than if it had not borrowed. Conversely, if the income from the assets retained with borrowed funds does not cover the cost of borrowing, the net income of that portfolio will be less than if borrowing were not used. Therefore, the amount available for distribution as dividends will be reduced. The portfolios also may have to maintain minimum average balances in connection with borrowing or they may have to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

Securities Lending

A portfolio (other than the Money Market Portfolio) may increase its total return by lending its securities. It may do this if:

•

the loan is secured by collateral consisting of U.S. government securities, cash or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned;

•	the portfolio may at any time call the loan and regain the securities loaned;

•	the portfolio will receive any interest or dividend paid on the loaned securities; and

•	the aggregate market value of any securities loaned never exceeds one-third (or such other limit as the Board of Directors may establish) of the total assets of the portfolio.

The risks in lending portfolio securities include the possible delay in recovering the securities or possible loss of rights in the collateral if the borrower fails financially. Before a portfolio enters into a loan, the Adviser or subadviser considers all relevant facts and circumstances. These include the creditworthiness of the borrower. Voting rights on the loaned securities pass to the borrower. However, the portfolio retains the right to call the loans at any time on reasonable notice. The portfolio will do so if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment.

Initial Public Offerings

The Millennium Portfolio, Aggressive Growth Portfolio, Small Cap Growth Portfolio, International Portfolio, International Small-Mid Company Portfolio, Mid Cap Opportunity Portfolio and Capital Growth Portfolio may invest more than 5% of their assets in initial public offerings (“IPOs”) at times. The historical performance of these portfolios has been affected by their investments in IPOs. The effect of IPOs on portfolio performance depends on such factors as the number of IPOs in which a portfolio invested, whether and to what extent the IPOs appreciated in value, and the portfolio’s asset base. There is no assurance that a portfolio’s investments in IPOs, if any, will have a positive effect on performance.

Mixed and Shared Funding

In the future, it could possibly be disadvantageous for both variable life and variable annuity separate accounts to invest in the Fund. Ohio National Life, National Security and the Fund do not currently foresee any such disadvantage. The Board of Directors will monitor events to identify any material conflict between variable life and variable annuity contract owners. If that happens, the Board will determine what action, if any, should be taken. This action could include the withdrawal of a separate account from participation in the Fund. Material conflicts could result from such things as:

•	changes in state insurance law;

•	changes in federal income tax law;

•	changes in the investment management of any portfolio; or

•	differences between voting instructions given by variable life and variable annuity contract owners.

The Fund may be used in the future to support benefits under other types of contracts or for other purposes. Fund shares are not now, and without a change in applicable law will never be, offered directly to the public. Ohio National Life’s and National Security’s separate accounts are the sole Fund shareholders. Ohio National Life and National Security will vote the Fund shares attributable to your contracts as you direct.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

FUND MANAGEMENT

The Adviser is a wholly-owned subsidiary of The Ohio National Life Insurance Company (“ONLI”). The Adviser uses ONLI’s investment personnel and administrative systems. That is to say the personnel of the Adviser are employees of ONLI who provide investment services to the Adviser. The Adviser has no employees of its own. It is located at One Financial Way, Montgomery, Ohio 45242. It has served as the Fund’s investment adviser since May 1996. Before that, the Fund’s investment adviser was O.N. Investment Management Company, an indirect wholly-owned subsidiary of ONLI.

ONLI provides its investment personnel, systems and related services to the Adviser at cost. This is done under a service agreement among ONLI, the Adviser and the Fund. These services are paid for by the Adviser, not the Fund. The Adviser provides portfolio management, investment advice and administrative services to the Fund. This is done under an investment advisory agreement.

A discussion regarding the basis for the Board of Directors approving the advisory agreement will be made available in the Fund’s Annual Report. Details of the approval are discussed in the Annual Report following the approval.

Investment Advisory Fees

As compensation for its services to the Fund, the Adviser receives monthly fees from the Fund at annual rates on the basis of each portfolio’s average daily net assets during the month for which the fees are paid.

In 2010, the Fund paid the Adviser at the following effective annualized rates on the average daily net assets:

Equity Portfolio	0.79%
Money Market Portfolio*	0.25%
Bond Portfolio	0.57%
Omni Portfolio	0.60%
International Portfolio	0.82%
International Small-Mid Company Portfolio	1.00%
Capital Appreciation Portfolio	0.79%
Millennium Portfolio	0.80%
Aggressive Growth Portfolio	0.80%
Small Cap Growth Portfolio	0.90%
Mid Cap Opportunity Portfolio	0.85%
Capital Growth Portfolio	0.90%

S&P 500® Index Portfolio	0.38%
High Income Bond Portfolio	0.70%
Strategic Value Portfolio	0.75%
Nasdaq-100® Index Portfolio	0.40%
Bristol Portfolio	0.76%
Bryton Growth Portfolio	0.83%
U.S. Equity Portfolio	0.75%
Balanced Portfolio	0.65%
Income Opportunity Portfolio	0.80%
Target VIP Portfolio	0.60%
Target Equity/Income Portfolio	0.60%
Bristol Growth Portfolio	0.80%

*

The Adviser is waiving its fees for the Money Market Portfolio in excess of 0.25% of the first $100 million of average daily net assets. Without the fee waiver, the effective net annualized rate would have been 0.26% of average daily net assets.

Management of Portfolios

The Fund’s SAI provides information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of the Fund’s shares.

The Adviser’s president is Christopher Carlson. He is Senior Vice President and Chief Investment Officer of Ohio National Life. He oversees the management of the Money Market Portfolio, Bond Portfolio, S&P 500® Index Portfolio and Nasdaq-100® Index Portfolio and the fixed-income component of the Omni Portfolio. Mr. Carlson has a bachelor’s degree in psychology from the University of Richmond and a master of business administration degree in finance from the University of Cincinnati. He has been an investment officer of Ohio National Life since 1993 and Chief Investment Officer since 2004. For twelve years before that he was involved in developing commercial real estate.

The portfolio manager of the Bond Portfolio and the fixed-income component of the Omni Portfolio is Philip Byrde. Philip Byrde has been Vice President, Fixed Income Securities, for Ohio National Life since 2004. Mr. Byrde has earned the chartered financial analyst and certified public accountant designations. He has a bachelor of science degree in accounting and a master of business administration degree, both from Indiana University.

The portfolio manager for the Money Market Portfolio, S&P 500® Index Portfolio and Nasdaq-100® Index Portfolio is William Hilbert. He joined the Adviser in 1996 as an investment accountant. From 1997 to 2000 he was the compliance officer and assistant treasurer of the Adviser. He began managing the Money Market Portfolio in 2000 and the S&P 500® Index Portfolio and Nasdaq-100® Index Portfolio in 2001. Mr. Hilbert has a bachelor of business administration degree with a concentration in finance from Xavier University and a master of business administration degree from the University of Cincinnati.

The Adviser uses other investment adviser firms as subadvisers to direct the investments of certain portfolios. The subadvisers are:

Legg Mason Capital Management, LLC (“Legg Mason”) has managed the Equity Portfolio since August 1999. Legg Mason is located at 100 International Drive, Baltimore, Maryland 21202. It was founded in 1982 to manage equity mutual funds. Legg Mason is wholly owned by Legg Mason, Inc. Before August 1999, the Equity Portfolio was managed by the Adviser.

The portfolio managers of the Equity Portfolio is Mary Chris Gay. Ms. Gay manages the Equity Portfolio based upon a master portfolio managed by Bill Miller, the creator of Legg Mason’s investment process. Mr. Miller is Legg Mason’s Chairman and Chief Investment Officer. He is a chartered financial analyst with an economics degree from Washington and Lee University and graduate studies in the Ph.D. program at John Hopkins University.

Mr. Miller has been the portfolio manager of the Legg Mason Value Trust, Inc. since 1990. Until then, he served as that fund’s co-manager from its inception in 1982.

Mary Chris Gay has been a portfolio manager of the Equity Portfolio since 2001. Ms. Gay implements in the portfolio the investment decisions and strategies implemented by Mr. Miller in the model portfolio, subject to the portfolio’s investment objectives, restrictions, cash flows and other considerations. She has been responsible for research, industry analyses, and management of institutional pooled accounts and funds for Equity Portfolio since 1988. Ms. Gay has a bachelor of arts degree in finance from Towson University and a master of science degree in finance from Loyola College.

Federated Global Investment Management Corp. (“Federated Global”) has managed the International Portfolio and International Small-Mid Company Portfolio since January 1999. Federated Global is located at 450 Lexington Avenue, Suite 3700, New York, New York 10017. It is an indirect subsidiary of with Federated Investors, Inc. Federated Global was formed in 1995 to manage mutual funds and other pooled investment accounts consisting primarily of foreign securities. It also currently manages a variety of separately managed accounts and accounts for other clients. Before 1999, Societe Generale Asset Management Corp. managed the International Portfolio and International Small-Mid Company Portfolio. The International Small-Mid Company Portfolio then had different investment objectives and its name was the Global Contrarian portfolio. Together with other Federated affiliates, Federated Global manages the Federated group of mutual funds.

Audrey H. Kaplan has been a portfolio manager of the International Portfolio since January 2009. Ms. Kaplan has managed Federated InterContinental Fund since August 2007. Prior to joining Federated, Ms. Kaplan was employed with Rochdale Investment Management LLC where she served as a Portfolio Manager for several portfolios including the Rochdale Investment Trust Atlas Portfolio and Senior Vice President of Research from February 2004 to August 2007. Prior to joining Rochdale, Ms. Kaplan was a Quantitative Analyst Consultant with the Hedge Fund Expansion Strategy of BlueCrest Capital Management from December 2002 to December 2003, Vice President and European Quantitative Strategist with Merrill Lynch International from August 2000 to December 2002, and Project Manager of Global Emerging Markets Research with Robert Fleming & Co., Ltd. from February 1998 to December 1999. Ms. Kaplan has 22 years of experience in portfolio strategy, investment research and quantitative analysis. Ms. Kaplan earned her B.S. in Computer and Systems Engineering from Rensselaer Polytechnic Institute and her Masters in Finance from London Business School.

Geoffrey C. Pazzanese has been a portfolio manager of the International Portfolio since January 2009. Mr. Pazzanese has managed Federated InterContinental Fund since August 2007. Prior to joining Federated, Mr. Pazzanese was employed with Rochdale Investment Management LLC where he served as a Quantitative Analyst and Senior Quantitative Analyst for several portfolios including the Rochdale Investment Trust Atlas Portfolio from February 2001 to August 2007. He was promoted to Portfolio Manager of the Rochdale Investment Trust Atlas Portfolio in January 2007. Prior to joining Rochdale, Mr. Pazzanese worked as a Quantitative Research Associate with Merrill Lynch in New York from April 2000 to January 2001 and Area Sales Manager for AXIS SpA from April 1992 to July 1998. Mr. Pazzanese has 11 years of experience in International Investment Management and research plus seven years of global industrial experience. Mr. Pazzanese received his B.S. in both Physics and Italian from the University of Wisconsin-Madison and his Master’s degree in International Management from Thunderbird School of Global Management.

The portfolio manager of the International Small-Mid Company Portfolio is Leonardo A. Vila. Mr. Vila is Senior Vice President and Senior Portfolio Manager and Co-Head of International Equities and has been with Federated Global since

1995. He held earlier positions as a systems analyst for Kemper Group, a senior programming analyst for Manufactures Hanover Trust, an associate of J.P. Morgan & Co., and an equity research manager for the American Stock Exchange. Mr. Vila has a bachelor of science degree from Arizona State University and a master of business administration degree emphasizing quantitative research from St. John’s University.

Jennison Associates LLC (“Jennison”) has managed the Capital Appreciation Portfolio since January 2000. Jennison is located at 466 Lexington Avenue, New York, New York 10017. It is an investment adviser that has managed large pools of assets for tax-free institutions since 1969. Its ultimate owner is Prudential Financial, Inc. Before 2000, T. Rowe Price Associates, Inc. managed the Capital Appreciation Portfolio.

The portfolio managers of the Capital Appreciation Portfolio are Brian M. Gillott and Mark G. DeFranco. Both the portfolio managers jointly make investment decisions for the portfolio. Brian Gillott is a Managing Director of Jennison. Mr. Gillott joined Jennison in September 1998 from Soros Fund Management, where he was an equity analyst following a variety of industries for the company’s global hedge fund, seeking both long and short ideas. Mr. Gillott is a ten-year veteran of Jennison Associates’ Opportunistic Equity team and co-manages over $2 billion in assets. As part of his portfolio management responsibilities, Mr. Gillott researches many areas including industrials, media, aerospace, basic materials and various generalist opportunities. Prior to Soros Fund, he was an analyst at Goldman Sachs & Co. in the private client asset management group. He received a B.S. with honors from Penn State University. During his four years at Penn State, he worked at Trinity Investment Management as a financial analyst. Barron’s Magazine named Mr. Gillott as one of the top 100 mutual fund managers 2005, 2006, 2007 and 2008.

Mark DeFranco is a Managing Director of Jennison. Mr. DeFranco joined Jennison Associates in 1998 and has over 20 years of experience in the investment industry. As a member of Jennison Associates’ Opportunistic Equity team, Mr. DeFranco co-manages over $2 billion in assets. In addition to his portfolio management responsibilities, Mr. DeFranco researches many areas including financial services, specialty chemicals, natural resources, and generalist opportunities. Before joining Jennison, Mr. DeFranco was a precious metals equity analyst and portfolio manager at Pomboy Capital from 1995 until 1998. Prior to Pomboy Capital, Mr. DeFranco spent six years as a research analyst at Comstock Partners, responsible for following value equity securities as well as fixed income investments. He was also a member of the equity research sales division of Salomon Brothers from 1987 to 1989. Mr. DeFranco graduated with an M.B.A. in finance from Columbia University and received a B.A. in economics from Bates College. Barron’s Magazine named Mr. DeFranco as one of the top 100 mutual fund managers 2005, 2006, 2007 and 2008.

Neuberger Berman Management LLC (“Neuberger Berman”) has managed the Millennium Portfolio since May 2006. Neuberger Berman is located at 605 Third Avenue, New York, New York 10158.

The portfolio manager is David H. Burshtan, a Managing Director of Neuberger Berman Management LLC and a Managing Director of Neuberger Berman, LLC. Mr. Burshtan has managed two equity mutual funds and other equity portfolios for another investment manager from 1999-2002.

Prior to 1999, he managed small-cap portfolios for another manager.

Janus Capital Management LLC (“Janus”) has managed the Aggressive Growth Portfolio since January 2000 and the Small Cap Growth Portfolio since November 2005. Janus is located at 151 Detroit Street, Denver, Colorado 80206. Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser, or sub-adviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Janus is a direct subsidiary of Janus Capital Group, Inc. (“JCGI”), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. JCGI had approximately $169.5 billion in assets under management as of December 31, 2010.

The Portfolio Manager of the Aggressive Growth Portfolio is Ron Sachs. He also serves as the Portfolio Manager for other Janus accounts. Mr. Sachs joined Janus in 1996 as a research analyst and has acted as Portfolio Manager of other Janus-advised mutual funds since 2000. Mr. Sachs has earned a Bachelor’s degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs has also earned the right to use the Chartered Financial Analyst designation.

Chad Meade has been a Co-Portfolio Manager of the Small Cap Growth Portfolio since July 2010. Mr. Meade is Co-Portfolio Manager and Executive Vice President of Janus Triton Fund, a position he has held since July 2006. He is also an equity research analyst, focusing on small- and mid-capitalization stocks in the industrials and health care sectors. Prior to joining Janus as a research analyst in August 2001, Mr. Meade worked as a financial analyst for Goldman Sachs’ global investment research team. He received his bachelor of science degree in finance from Virginia Tech, where he graduated summa cum laude, and was a member of the Omicron Delta Kappa Honor Society. He has 11 years of financial industry experience.

Brian Schaub has been a Co-Portfolio Manager of the Small Cap Growth Portfolio since July 2010. Mr. Schaub is Co-Portfolio Manager and Executive Vice President of Janus Triton Fund, a position he has held since July 2006. He is also an equity research analyst, primarily focusing on the communications sector and small- and mid-cap equities. Mr. Schaub joined Janus as a research analyst in June 2000. He received his bachelor of arts degree in economics from Williams College, where he graduated cum laude and won the Arthur B. Graves, Class of 1858, Essay Prize in Economics for his work on Dell Computer. He holds the Chartered Financial Analyst designation and has 10 years of financial industry experience.

Goldman Sachs Asset Management, L.P. (“GSAM”) has managed the Mid Cap Opportunity Portfolio since December 2009. GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2010, GSAM, including its investment advisory affiliates, had assets under management of over $717.1 billion. Founded in 1869, Goldman Sachs is a leading global investment banking, securities and investment management firm.

Steven M. Barry has been a Senior Portfolio Manager of the Mid Cap Opportunity Portfolio since December 2009. Mr. Barry is a Managing Director; Chief Investment Officer, Fundamental Equity; and Co-Chief Investment Officer, Growth Equity, of GSAM. Mr. Barry joined GSAM as a portfolio manager in 1999. Mr. Barry became Chief Investment Officer of Fundamental Equity in 2009. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

David G. Shell, CFA, has been a Senior Portfolio Manager of the Mid Cap Opportunity Portfolio since December 2009. Mr. Shell is a Managing Director and Co-Chief Investment Officer, Growth Equity, of GSAM. Mr. Shell joined GSAM as a portfolio manager in January 1997 when GSAM acquired Liberty Investment Management. He was a senior portfolio manager at Liberty prior to the acquisition. He joined Liberty’s predecessor firm, Eagle Asset Management, in 1987.

Warren E. Fisher, CFA, has been a Portfolio Manager of the Mid Cap Opportunity Portfolio since December 2009. Mr. Fisher is a Vice President of GSAM and a portfolio manager for its Growth Team. Mr. Fisher joined GSAM in June of 1994. Prior to joining the Growth Team in January 1999, he was an analyst in GSAM’s Finance Group.

Federated Investment Management Company (“Federated Investment”) has managed the High Income Bond Portfolio since January 2004. Prior to that, the portfolio’s subadviser was Federated Investment Counseling, an affiliate of Federated Investment. Federated Investment is located at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222. Federated Investment has been an investment adviser since 2003. It is an indirect subsidiary of Federated Investors, Inc.

The portfolio manager of the High Income Bond Portfolio is Mark Durbiano. Mark Durbiano is a senior vice president of Federated Investment. He has also been a senior vice president of Federated Investment Counseling since 1996 and he was a vice president for 8 years before that. He has been with Federated Investment and its affiliates since 1982. He is a chartered financial analyst. He has a bachelor’s degree in economics from Dickinson College and a master of business administration in finance from the University of Pittsburgh.

Federated Equity Management Company of Pennsylvania (“Federated Equity”) has managed the Strategic Value Portfolio since January 2004. Prior to that the portfolio’s subadviser was Federated Investment Counseling an affiliate of Federated Equity. Federated Equity is located at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222. Federated Equity has been an investment adviser since 2003. It is an indirect subsidiary of Federated Investors, Inc. Together with other Federated affiliates, Federated Equity manages the Federated group of mutual funds.

Walter C. Bean, Chartered Financial Analyst, has been the Portfolio Manager of the Strategic Value Portfolio since January 2008. Mr. Bean is a Senior Vice President, Senior Portfolio Manager and the Head of the Equity/Income Management Team of Federated Equity. Mr. Bean joined Federated in 2000. His previous associations included: various investment management and research positions with C.S. McKee & Company, First Chicago Investment Advisors, CIGNA Investment Advisors and Mellon Bank. Mr. Bean earned a Bachelors Degree in Business Administration from Ohio University and an M.B.A. from the Pennsylvania State University. Mr. Bean has 40 years of investment experience.

The other Senior Portfolio Manager of the Strategic Value Portfolio is Daniel Peris. Daniel Peris, Chartered Financial Analyst, has been a Senior Portfolio Manager of the portfolio since January 2008. Mr. Peris is a Vice President and Senior Portfolio Manager of Federated Equity. Mr. Peris joined Federated in August 2002. His previous associations include: Director of Small Cap Research at Argus Research Corp. and Director of Equity Research at Absolut Invest, Moscow. Mr. Peris earned his B.A. from Williams College, his M. Phil. from Oxford University and his Ph.D. from the University of Illinois. Mr. Peris has 11 years of investment experience.

Suffolk Capital Management, LLC (“Suffolk”) has managed the Bristol Portfolio and Bryton Growth Portfolio since their inception in May 2002, it has managed the equity component of the Omni Portfolio since May 2002 and has managed the Bristol Growth Portfolio since May 2007. Suffolk is located at 810 Seventh Ave, Suite 3600, New York,

New York 10019. It is an investment adviser that has managed equity assets for institutional investors and tax-exempt clients such as pension funds, endowments, public funds and labor unions since 1991. ONLI’s parent, Ohio National Financial Services, Inc., owns 81% of the voting securities of Suffolk.

The portfolio manager of the Bristol Portfolio and the equity component of the Omni Portfolio is Donald Gilbert. Mr. Gilbert is also a portfolio manager of the Bristol Growth Portfolio and the Bryton Growth Portfolio. He co-founded Suffolk in 1991 and is its president and head of equity investments. Prior to 1991, Mr. Gilbert was director of equity investments at Home Insurance Company. Before that, he had been managing director and director of equity research of Marinvest (a subsidiary of Marine Midland Bank) and had been a consultant at Booze, Allen & Hamilton.

Mr. Gilbert has a bachelor of science degree in electrical engineering from the University of Pennsylvania and a master of business administration degree from the Wharton School of the University of Pennsylvania.

The other portfolio manager of the Bryton Growth Portfolio is Philip Zheng. He has been a portfolio manager since 2004. Mr. Zheng has a bachelor of science degree from Idaho State University, a master of science in industrial administration from Purdue University and a master of arts in statistics from Columbia University.

The other portfolio manager of the Bristol Growth Portfolio is Christopher Liong. He joined Suffolk in May, 1996 as a Research Analyst covering the technology and telecom sectors. Mr. Liong became the firm’s first Director of Research in 1999. Two years later, he began to assist Mr. Gilbert in managing the Mid/Large Cap Core Equity Fund. In 2002, he began the firm’s Large Cap Growth Fund. Mr. Liong has a BS degree in engineering from Cornell University.

Eagle Asset Management, Inc. (“Eagle”) has managed the Capital Growth Portfolio since September 2003. Eagle is located at 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc.

The portfolio manager of the Capital Growth Portfolio is Bert Boksen. He is managing director and portfolio manager at Eagle and has been responsible for portfolio management of small cap growth equity accounts since joining Eagle in 1995. For 16 years before that, he was employed by Raymond James & Associates, Inc. in its institutional research and sales department where he was co-head of research, chief investment officer and chairman of the focus list committee. Mr. Boksen is a chartered financial analyst. He has a bachelor of arts degree from City College of New York and a master of business administration degree from St. John’s University.

Eric Mintz, CFA, has been Portfolio Co-Manager of the Capital Growth Portfolio since 2008 and Senior Research Analyst at Eagle since 2005. Mr. Mintz assists Mr. Boksen in the responsibilities of managing the fund. Mr Mintz does not have individual discretion over the assets of the fund. Previously, Mr. Mintz served as Vice President of equity research for the Oakmont Corporation from 1999 to 2005.

ICON Advisers, Inc. (“ICON”) has managed the U.S. Equity Portfolio, Balanced Portfolio and Income Opportunity Portfolio since their inception in May 2004. ICON is located at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111. Prior to 2004, ICON was called Meridian Investment Management Company (“Meridian”). ICON and its predecessor company have operated as investment advisers since 1986. ICON also serves as investment adviser or sub-adviser to a number of other mutual funds, investment advisers, pension and profit sharing plans, public retirement systems and private accounts.

The U.S. Equity Portfolio is managed by Craig Callahan. Mr. Callahan is the company Founder, President and Chairman of ICON’s Investment Committee. Mr. Callahan received his doctorate of business administration in finance and statistics from Kent State University in 1979 and a Bachelor of Science degree from The Ohio State University in 1973. From 1986 to 2005, he served as ICON’s Chief Investment Officer.

The Balanced Portfolio is co-managed by Scott Callahan and Zach Jonson. Mr. Callahan is a member of ICON’s Investment Committee. Mr. Callahan joined ICON in 2005 as a Research Analyst and was promoted to Assistant Portfolio Manager in January 2006. He left ICON in August 2006 to pursue his MBA which he received from New York University’s Leonard N. Stern School of Business in 2008. Mr. Callahan became a Portfolio Manager in 2008. While pursuing his MBA, Mr. Callahan was an intern for the United Nations Development Programme in its Department of Finance. He previously received a bachelor’s degree in psychology from the University of Colorado.

Mr. Jonson is a member of ICON’s Investment Committee. Mr. Jonson joined ICON in 2003 in Commissions and in 2004 became a Reconciliation and Performance Specialist. He became a Research Analyst in 2006 and became a Portfolio Manager in 2007. Mr. Jonson received a B.A. in Economics from the University of Colorado and an MBA from the University of Denver. Mr. Jonson is also a CFA Level 2 Candidate.

The Income Opportunity Portfolio is managed by Robert Straus. Mr. Straus was previously employed by ICON as its Head Trader from 1996 to 1999 and rejoined ICON in 2001 as a Portfolio Manager. In 2003, he was named a senior member of the Investment Committee. Mr. Straus earned a master’s degree in business administration from the

University of Denver and bachelor of arts degree in journalism from New York University. He has earned the right to use the Chartered Financial Analyst designation and is a Chartered Market Technician. Prior to joining ICON, Mr. Straus was a senior equity trader with Charles Schwab & Co., Inc. in 2000 and a partner with Integral Asset Management LLC from 1999 to 2000.

First Trust Advisors L.P. (“First Trust”) has managed the Target VIP Portfolio and Target Equity/Income Portfolio since their inception in 2005. First Trust is located at 120 E. Liberty Drive in Wheaton, Illinois 60187.

The Investment Committee of First Trust is responsible for the day-to-day management of the portfolios’ assets. The five current members of the Investment Committee are Daniel J. Lindquist, Robert F. Carey, David G. McGarel, Jon C. Erickson and Roger F. Testin. Mr. Lindquist re-joined First Trust as a Vice President in April 2004 and has been a Senior Vice President of First Trust and First Trust Portfolios L.P. since September 2005. Mr. Carey has been with First Trust since 1991 and is the Chief Investment Officer and a Senior Vice President of First Trust and of First Trust Portfolios L.P. Mr. Erickson has been with First Trust since 1994 and is a Senior Vice President of First Trust and First Trust Portfolios L.P. Mr. McGarel has been with First Trust since 1997 and is a Senior Vice President of First Trust and First Trust Portfolios L.P. Mr. Testin has been with First Trust since August 2001 and is a Senior Vice President of First Trust and First Trust Portfolios L.P. Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. As the head of First Trust’s Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follow such strategies. As the head of First Trust’s Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies. As the head of First Trust’s Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group in the funds’ portfolios. As First Trust’s Chief Investment Officer, Mr. Carey consults with the Investment Committee on market conditions and First Trust’s general investment philosophy. The Fund’s SAI provides information about the Investment Committee members’ compensation, other accounts managed by them and their ownership of Fund shares.

Sub-advisory Fees

As compensation for sub-advisory services, the Adviser pays fees to the sub-advisers. These fees are paid from the Adviser’s assets and do not affect any portfolio’s expenses. The sub-advisory fees are calculated as a percentage of the portfolio assets managed by the sub-advisers. In 2010, the Adviser paid the sub-advisers at the following effective annualized rates on the average daily net assets:

Equity Portfolio	0.40%
Omni Portfolio	0.30%
International Portfolio	0.40%
International Small-Mid Company Portfolio	0.75%
Capital Appreciation Portfolio	0.37%
Millennium Portfolio	0.55%
Aggressive Growth Portfolio	0.55%
Small Cap Growth Portfolio	0.03%
Mid Cap Opportunity Portfolio	0.60%
Capital Growth Portfolio	0.59%

High Income Bond Portfolio	0.30%
Strategic Value Portfolio	0.50%
Bristol Portfolio	0.43%
Bryton Growth Portfolio	0.49%
U.S. Equity Portfolio	0.50%
Balanced Portfolio	0.40%
Income Opportunity Portfolio	0.55%
Target VIP Portfolio	0.35%
Target Equity/Income Portfolio	0.35%
Bristol Growth Portfolio	0.45%

SELECTION OF SUB-ADVISERS

The Adviser selects sub-advisers for portfolios, subject to the approval of the Fund’s Board of Directors, including a majority of those directors who are not otherwise affiliated with the Fund or Adviser. All sub-advisory agreements entered into before May 1, 2002 were also approved by the shareholders of the affected portfolios.

A discussion regarding the basis for the Board of Directors approving the sub-advisory agreements is available in the Fund’s Annual Report. Details of the approval are discussed in the Annual Report following the approval.

The Securities and Exchange Commission has issued an order to the Fund and Adviser permitting the Adviser, subject to the Fund Board’s oversight and approval, to enter into, materially amend and terminate sub-advisory agreements (other than subadvisory agreements with affiliated sub-advisers) without shareholder approval. If a new sub-adviser is hired, shareholders will receive information about that sub-adviser within 90 days of the change. The shareholders of each portfolio operating before May 1, 2002, have voted to approve this arrangement.

The Adviser monitors the compliance of sub-advisers with the investment objectives and policies of each portfolio. The Adviser reviews the performance of each sub-adviser to assure continuing quality of performance. At least once each calendar quarter, the Adviser reports to the Fund Board regarding the performance and compliance of each sub-adviser.

PURCHASE AND REDEMPTION OF FUND SHARES

Fund shares are offered only to separate accounts of Ohio National Life and National Security in connection with their variable annuities and variable life insurance contracts. You may select Fund portfolios as described in your variable contract prospectus. The value of your variable benefits will vary with the investment experience of the portfolios you select.

The net asset value of each portfolio is computed by dividing the total market value of the securities in that portfolio, plus any cash or other assets less all liabilities of the portfolio, by the number of shares outstanding for that portfolio. The Fund’s assets are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available or do not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the market in which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value. A security’s valuation may differ depending on the method used for determining value. The effect of using such alternative methods for determining fair value is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but by another method the Board of Directors believes reflects their fair value. This is intended to assure that a portfolio’s net asset value fairly reflects security values as of the time of pricing.

The separate accounts of Ohio National Life and National Security purchase and redeem Fund shares at their net asset value next computed, with no sales or redemption charges. The net asset value of the Fund’s shares is determined as of 4:00 p.m. eastern time on each day the New York Stock Exchange is open for unrestricted trading. However, net asset value may be calculated earlier if trading on that exchange is restricted or as permitted by the SEC. If a portfolio’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the portfolio’s investments may change on days when portfolio shares cannot be purchased or redeemed.

FREQUENT PURCHASES AND REDEMPTION OF FUND SHARES

The Fund, Ohio National Life and National Security discourage excessive trading and market timing of Fund shares within variable contracts. Excessive trading into and out of the portfolios can disrupt portfolio investment strategies and increase the portfolios’ operating expenses. In addition, excessive trading can lower overall portfolio performance for long term investors, prevent portfolio manager from taking timely advantage of investment opportunities, and create liquidity risks for the portfolios. Certain portfolios may be more susceptible to attempted market timing and excessive trading. Typically, portfolios holding securities priced on foreign exchanges are subject to attempts to take advantage of time-zone arbitrage. However, the Fund has a fair value pricing policy that seeks to eliminate the pricing inefficiencies market timers and excessive traders attempt to exploit. The portfolios are not designed to accommodate excessive trading practices. The Fund, Ohio National Life and National Security reserve the right, in their sole discretion, to restrict, or cancel purchase and exchange orders which we believe represent excessive or disruptive trading. We will contact you the next business day by telephone to inform you that your requested transaction has been restricted or otherwise not honored by the insurance company. If we are unable to contact you by telephone, we will contact you or your registered representative in writing to inform you of the restricted transaction. Listed below are some, but not necessarily all the steps we may take to discourage excessive trading and market timing. The Fund’s Board of Directors has adopted these policies and procedures with respect to frequent purchases and redemptions.

The first time the contract owner is determined to have traded excessively, Ohio National Life or National Security will notify the contract owner in writing that his or her variable contract will be monitored for additional transactions in excess of the established limits and such subsequent activity may result in suspension of electronic transfer privileges and/or suspension of all transfer privileges. The established limits are determined internally as a protection against frequent trading and are not disclosed in the prospectus or other otherwise made public.

Upon the second instance of excessive trading, the contract owner will be advised that his or her electronic transfer privileges have been suspended and that all transfer requests must be submitted in writing and delivered via U.S. mail.

Upon the third instance of excessive trading, Ohio National Life or National Security will only permit transfer of contract values to the Money Market portfolio and all transfer privileges will be suspended. The contract owner will be informed in writing of the denial of future transfer privileges. If a contract owner decides to surrender the variable contract following suspension of transfer privileges, the contract owner will incur the resulting surrender charge applicable to the insurance contract.

Either Ohio National Life or National Security may, in its sole discretion, take any contract off of the list of monitored contracts, or restore suspended transfer privileges if it determines that the transactions were inadvertent or were not done with the intent to market time. Otherwise, all of the policies related to excessive trading and market timing as described in this Section will be applied to all contract owners uniformly and without exception. Other trading activities may be detrimental to the portfolios. Therefore, contracts may be placed on the list of monitored contracts despite the fact the contract owner has not exceeded the established transfer limits.

Some of the factors that may be considered when determining whether or not to place a contract on the list of monitored contracts may include, but not be limited to:

•	The number of transfers made in a defined period;

•	The dollar amount of the transfer;

•	The total assets of the portfolios involved in the transfer;

•	The investment objectives of the particular portfolios involved in the transfers; and/or

•	Whether the transfer appears to be a part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies

The various contracts issued by Ohio National Life and National Security provide a transfer privilege among all of the products’ investment options, including the Fund. Such transfer privileges may involve a number of free transfers and/or a transfer fee per transfer. See your product prospectus for more information on transfer fees.

Contract owners who have not engaged in market timing or excessive trading may also be prevented from transferring contract values if Ohio National Life, National Security or the Fund, believes that an intermediary associated with the contract owner’s account has otherwise been involved in market timing or excessive trading on behalf of other contract owners. Likewise, contract owners who have not engaged in intentional market timing or engaged in intentional disruptive or excessive trading may have their transfers rejected or their transfer privileges suspended if their trading activity generates an exception report in our transfer monitoring systems.

Contract owners seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund, Ohio National Life or National Security will be able to identify such contract owners or curtail their trading practices. However, the Fund’s portfolios are not designed to accommodate frequent purchase or redemption requests. The ability of Ohio National Life and National Security and the ability of the Fund to detect and curtail excessive trading practices may also be limited by operational systems and technology limitations. In addition, because the Fund receives orders from omnibus accounts, which is common among funds offering portfolios to insurance companies offering variable products, the Fund may not be able to detect an individual’s excessive trading practices through these omnibus accounts. If we are unable to detect those contract owners engaging in market timing and/or excessive trading, the previously mentioned harms associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur.

We may alter or amend this policy as required to comply with state or federal regulations and such regulations may impose stricter standards than currently adopted Ohio National Life, National Security or the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each portfolio seeks to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. It is the Fund’s policy to comply with the provisions of the Code regarding distribution of investment income and net realized capital gains so that the Fund will not be subject to federal income tax. Each year the Fund distributes to its shareholders substantially all of its net investment income and net realized capital gains (if any). For the Money Market Portfolio, all of the undistributed net investment income is determined and paid as a dividend immediately before each daily computation of the portfolio’s net asset value. Dividends and distributions are reinvested in additional portfolio shares (at net asset value without a sales charge).

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract. Income distributions from those contracts are taxed at ordinary income tax rates. Any distributions made to an owner younger than 59 1/2 may also be subject to a 10% penalty tax.

Ask your tax adviser for more information on your tax situation. The Statement of Additional Information also has more information regarding the tax status of the portfolios.

INDEX DESCRIPTIONS

Provided below are descriptions of the indices used for comparative purposes with the performance of the Portfolios. The performance of each index does not reflect deductions for fees, expenses or taxes. An investor cannot invest directly in an index or average.

The publishers of any securities index are not affiliated with the Fund, the Adviser or any sub-adviser and have not participated in creating the portfolios or selecting the securities for the portfolios. Except as noted herein, none of the index publishers have approved of any of the information in this prospectus.

S&P 500® Index — The S&P 500® Index is a capitalization weighted index designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

BofA Merrill Lynch U.S. Corporate Master Index — The BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

MSCI All Country World Ex-USA Index (Net-USD) — The MSCI All Country World Ex-USA Index (Net-USD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of May 2010, the MSCI All Country World Ex-USA Index (Net-USD) consisted of 24 developed and 21 emerging market country indices.

S&P Developed ex-U.S. Small Cap Growth Index — The S&P Developed ex-U.S. Small Cap Growth Index is a subset of the S&P Global Broad Market Index (BMI), a broad index including all publicly listed equities with float-adjusted market values of US$100 million or more and annual dollar value traded of at least US$50 million in all included countries. The Developed Small Cap component of the BMI includes the equities in the bottom 15% of the market capitalization within each “developed” local market. Ex-U.S. denotes the use of all developed markets excluding the United States. The “Growth” subset includes those countries in each local market that exhibit the characteristics of growth.

Russell 1000 Growth Index — The Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Growth Index — The Russell 2000® Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price to book ratios and higher forecasted growth values. The Russell 2000® Growth Index includes the 2,000 firms from the Russell 3000 Index with the smallest market capitalizations.

Russell 3000 Index — The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell Midcap® Growth Index — The Russell Midcap® Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap® Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates.

Barclays Capital High Yield 2% Issuer Constrained Index — The Barclays Capital High Yield 2% Issuer Constrained Index is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Bond Index. The Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and a least 1 year to maturity. The 2% Issuer Cap component limits an issuer to 2% of the aggregate market capitalization.

Dow Jones U.S. Select Dividend Index — The Dow Jones U.S. Select Dividend Index is comprised of all dividend-paying companies in the Dow Jones U.S. Index that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend to earnings-per-share ratio of less than or equal to 60%, and a three-month average daily trading volume of 200,000 shares. Current index components are included in the universe regardless of their dividend payout ratio. The Dow Jones U.S. Index aims to consistently represent the top 95% of U.S. companies based on float-adjusted market capitalization, excluding the very smallest and least-liquid stocks.

Nasdaq-100® Index — The Nasdaq-100® Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the National Market tier of the NASDAQ stock market.

S&P® Composite 1500 Index — The S&P® Composite 1500 Index is a broad-based capitalization-weighted Index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994.

Barclays Capital U.S. Universal Index — The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index and the CMBS High-Yield Index. All securities in this market value weighted index have at least one year remaining to maturity and meet certain minimum issue size criteria.

VOTING

Since shares of the Fund are only sold to the separate accounts of insurance companies to fund variable products, the insurance companies will seek voting instructions from the underlying contract owners for any Fund votes. There is no minimum number of contract owners required to form a quorum. As a result, a small number of contract owners may determine the outcome of a vote submitted to the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the portfolios’ financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables reflect the rates an investment in each portfolio would have earned (or lost), assuming reinvestment of all dividends and distributions. The performance information provided in the Financial Statements does not include variable contract fees and expenses. If variable contract fees and expenses were included, performance would be lower. The following information has been derived from information audited by KPMG LLP, independent registered public accounting firm. It is an integral part of the Fund’s audited financial statements included in the Fund’s Annual Report to members and incorporated by reference into the Statement of Additional Information. This should be read in conjunction with those financial statements.

FINANCIAL HIGHLIGHTS OF OHIO NATIONAL FUND, INC.

For the Five Years Ended December 31, 2010

Financial Highlights

	Equity Portfolio					Money Market Portfolio
	Years Ended December 31,					Years Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Selected per-share data:
Net asset value, beginning of year	$18.31	$13.19	$29.65	$31.52	$29.55	$10.00	$10.00	$10.00	$10.00	$10.00

Operations:
Net investment income (loss)	0.04	0.05	0.22	0.02	(0.01)	—	—	0.17	0.48	0.47
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	1.41	5.11	(16.48)	(1.88)	1.98	—	—	—	—	—

Total from operations	1.45	5.16	(16.26)	(1.86)	1.97	—	—	0.17	0.48	0.47

Distributions:
Distributions from net investment Income	(0.04)	(0.04)	(0.20)	(0.01)	—	—	—	(0.17)	(0.48)	(0.47)

Net asset value, end of year	$19.72	$18.31	$13.19	$29.65	$31.52	$10.00	$10.00	$10.00	$10.00	$10.00

Total return	7.91%	39.11%	-54.81%	-5.89%	6.67%	0.00%	0.00%	1.77%	4.92%	4.79%

Ratios and supplemental data:
Net assets at end of year (millions)	$219.40	$226.50	$187.50	$505.10	$550.06	$293.40	$341.20	$402.50	$336.20	$254.40
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.87%	0.88%	0.84%	0.84%	0.86%	0.17%	0.19%	0.32%	0.31%	0.32%
Net investment income (loss)	0.21%	0.27%	0.89%	0.05%	-0.04%	0.00%	0.00%	1.72%	4.79%	4.72%
Ratios assuming no expensesreduced or reimbursed by adviser:
Expenses	0.87%	0.88%	0.84%	0.84%	0.86%	0.35%	0.36%	0.35%	0.32%	0.35%
Net investment income (loss)	0.21%	0.27%	0.89%	0.05%	-0.04%	-0.18%	-0.17%	1.68%	4.77%	4.70%
Portfolio turnover rate	50%	24%	39%	23%	13%	0%	0%	0%	0%	0%

Financial Highlights

	Bond Portfolio					Omni Portfolio
	Years Ended December 31,					Years Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Selected per-share data:
Net asset value, beginning of year	$12.25	$10.13	$11.44	$11.03	$10.96	$14.42	$11.02	$16.60	$15.79	$14.11

Operations:
Net investment income (loss)	0.52	0.49	1.04	0.58	0.55 (a)	0.28	0.29	0.40	0.34	0.27
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	0.44	1.63	(2.35)	(0.17)	(0.06)	1.62	3.36	(5.63)	0.76	1.61

Total from operations	0.96	2.12	(1.31)	0.41	0.49	1.90	3.65	(5.23)	1.10	1.88

Distributions:
Distributions from net investment income	—	—	—	—	(0.42)	(0.24)	(0.25)	(0.35)	(0.29)	(0.20)

Net asset value, end of year	$13.21	$12.25	$10.13	$11.44	$11.03	$16.08	$14.42	$11.02	$16.60	$15.79

Total return	7.84%	20.93%	-11.45%	3.72%	4.44%	13.19%	33.15%	-31.46%	6.99%	13.32%

Ratios and supplemental data:
Net assets at end of year (millions)	$148.20	$137.90	$107.80	$177.70	$171.10	$41.20	$41.50	$34.90	$61.80	$67.10
Ratios to average net assets:
Expenses	0.67%	0.69%	0.66%	0.63%	0.65%	0.78%	0.79%	0.74%	0.71%	0.71%
Net investment income (loss)	3.91%	5.06%	5.35%	4.99%	4.99%	1.71%	2.18%	2.43%	1.85%	1.69%
Portfolio turnover rate	22%	27%	15%	13%	25%	182%	157%	128%	143%	178%

(a)	Calculated using the average daily shares method.

Financial Highlights

	International Portfolio					Capital Appreciation Portfolio
	Years Ended December 31,					Years Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Selected per-share data:
Net asset value, beginning of year	$10.45	$7.56	$14.02	$12.81	$10.76	$17.45	$12.35	$20.45	$19.79	$17.08

Operations:
Net investment income (loss)	0.14	0.14	0.13	0.09	0.05	0.06	0.22	0.14	0.11	0.12
Net realized and unrealized gain (loss)on investments, futures contracts, foreign currency contracts, and otherforeign currency related transactions	1.61	2.75	(6.59)	1.12	2.02	2.90	5.07	(8.12)	0.65	2.68

Total from operations	1.75	2.89	(6.46)	1.21	2.07	2.96	5.29	(7.98)	0.76	2.80

Distributions:
Distributions from net investment Income	—	—	—	—	(0.02)	(0.04)	(0.19)	(0.12)	(0.10)	(0.09)

Net asset value, end of year	$12.20	$10.45	$7.56	$14.02	$12.81	$20.37	$17.45	$12.35	$20.45	$19.79

Total return	16.75%	38.23%	-46.08%	9.45%	19.23%	16.99%	42.84%	-39.01%	3.82%	16.37%

Ratios and supplemental data:
Net assets at end of year (millions)	$213.10	$210.00	$179.70	$389.20	$333.00	$129.80	$126.30	$103.60	$197.60	$222.50
Ratios to average net assets:
Expenses	1.03%	1.07%	0.91%	0.99%	1.03%	0.89%	0.90%	0.87%	0.84%	0.85%
Net investment income (loss)	1.15%	1.47%	1.03%	0.66%	0.58%	0.31%	1.38%	0.71%	0.46%	0.64%
Portfolio turnover rate	67%	168%	214%	123%	72%	58%	84%	79%	69%	80%

Financial Highlights

	Millennium Portfolio					International Small-Mid Company Portfolio
	Years Ended December 31,					Years Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Selected per-share data:
Net asset value, beginning of year	$17.45	$14.44	$25.13	$19.94	$18.57	$19.41	$13.29	$27.29	$23.23	$18.87

Operations:
Net investment income (loss)	(0.27)	(0.07)	(0.16)	(0.16)	(0.13)	0.07	0.07	0.08	0.07	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	4.51	3.08	(10.53)	5.35	1.50	3.76	6.05	(14.08)	3.99	4.98

Total from operations	4.24	3.01	(10.69)	5.19	1.37	3.83	6.12	(14.00)	4.06	4.97

Distributions:
Distributions from net investment income	—	—	—	—	—	—	—	—	—	(0.03)
Distributions of net realized capital Gains	—	—	—	—	—	—	—	—	—	(0.58)

Total distributions	—	—	—	—	—	—	—	—	—	(0.61)

Net asset value, end of year	$21.69	$17.45	$14.44	$25.13	$19.94	$23.24	$19.41	$13.29	$27.29	$23.23

Total return	24.30%	20.84%	-42.54%	26.03%	7.38%	19.73%	46.05%	-51.30%	17.48%	26.35%

Ratios and supplemental data:
Net assets at end of year (millions)	$42.10	$110.30	$34.20	$71.10	$62.60	$78.60	$71.10	$52.70	$113.00	$75.40
Ratios to average net assets:
Expenses	0.92%	0.93%	0.92%	0.89%	0.89%	1.25%	1.28%	1.19%	1.29%	1.34%
Net investment income (loss)	-0.69%	-0.67%	-0.70%	-0.70%	-0.59%	0.32%	0.47%	0.36%	0.27%	-0.01%
Portfolio turnover rate	254%	248%	224%	156%	219%	81%	125%	75%	53%	69%

Financial Highlights

	Aggressive Growth Portfolio					Small Cap Growth Portfolio
	Years Ended December 31,					Years Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Selected per-share data:
Net asset value, beginning of year	$7.43	$5.21	$9.25	$7.14	$6.75	$9.89	$6.56	$12.54	$10.94	$8.71

Operations:
Net investment income (loss)	0.01	(0.02)	(0.01)	0.02	0.02	(0.07)	(0.06)	(0.08)	(0.09)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	0.73	2.24	(4.03)	2.09	0.37	3.04	3.39	(5.90)	1.69	2.32

Total from operations	0.74	2.22	(4.04)	2.11	0.39	2.97	3.33	(5.98)	1.60	2.23

Net asset value, end of year	$8.17	$7.43	$5.21	$9.25	$7.14	$12.86	$9.89	$6.56	$12.54	$10.94

Total return	9.96%	42.61%	-43.68%	29.55%	5.78%	30.03%	50.76%	-47.69%	14.63%	25.60%

Ratios and supplemental data:
Net assets at end of year (millions)	$29.80	$27.20	$18.00	$28.80	$17.80	$32.10	$22.80	$13.20	$27.00	$20.80
Ratios to average net assets:
Expenses	1.05%	1.04%	0.98%	0.97%	1.06%	1.13%	1.21%	1.18%	1.15%	1.16%
Net investment income (loss)	0.17%	-0.23%	-0.04%	0.34%	0.22%	-0.70%	-0.77%	-0.84%	-0.77%	-0.92%
Portfolio turnover rate	37%	28%	43%	29%	105%	94%	50%	37%	74%	93%

Financial Highlights

	Mid Cap Opportunity Portfolio					S &P 500® Index Portfolio
	Years Ended December 31,					Years Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Selected per-share data:
Net asset value, beginning of year	$15.41	$10.96	$22.50	$19.09	$17.40	$11.69	$9.41	$15.36	$14.82	$12.99

Operations:
Net investment income (loss)	(0.06)	(0.05)	(0.07)	(0.09)	(0.09)	0.19	0.17	0.24	0.24	0.22
Net realized and unrealized gain (loss) on investments	3.08	4.50	(11.47)	3.50	1.78	1.50	2.26	(5.98)	0.51	1.77

Total from operations	3.02	4.45	(11.54)	3.41	1.69	1.69	2.43	(5.74)	0.75	1.99

Distributions:
Distributions from net investment income	—	—	—	—	—	(0.17)	(0.15)	(0.21)	(0.21)	(0.16)

Net asset value, end of year	$18.43	$15.41	$10.96	$22.50	$19.09	$13.21	$11.69	$9.41	$15.36	$14.82

Total return	19.60%	40.60%	-51.29%	17.86%	9.71%	14.45%	25.83%	-37.30%	5.06%	15.30%

Ratios and supplemental data:
Net assets at end of year (millions)	$70.40	$63.50	$79.60	$115.40	$86.60	$176.20	$160.70	$106.20	$179.40	$182.10
Ratios to average net assets:
Expenses	0.98%	0.97%	0.94%	0.93%	0.94%	0.49%	0.51%	0.48%	0.45%	0.47%
Net investment income (loss)	-0.35%	-0.27%	-0.53%	-0.45%	-0.45%	1.59%	1.85%	1.85%	1.50%	1.45%
Portfolio turnover rate	56%	276%	297%	267%	209%	8%	21%	12%	7%	7%

Financial Highlights

	Strategic Value Portfolio					High Income Bond Portfolio
	Years Ended December 31,					Years Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Selected per-share data:
Net asset value, beginning of year	$8.64	$7.97	$11.81	$13.10	$11.36	$10.79	$7.21	$9.68	$9.35	$8.49

Operations:
Net investment income (loss)	0.35	0.27	0.56	0.17	0.16	0.58	0.46	0.68	0.59	0.47
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	0.68	0.65	(3.91)	(1.31)	1.70	0.94	3.12	(3.15)	(0.26)	0.39

Total from operations	1.03	0.92	(3.35)	(1.14)	1.86	1.52	3.58	(2.47)	0.33	0.86

Distributions:
Distributions from net investment income	(0.24)	(0.25)	(0.49)	(0.15)	(0.12)	—	—	—	—	—
Return of capital distributions	(0.07)	—	—	—	—	—	—	—	—	—
Total distributions	(0.31)	(0.25)	(0.49)	(0.15)	(0.12)	—	—	—	—	—

Net asset value, end of year	$9.36	$8.64	$7.97	$11.81	$13.10	$12.31	$10.79	$7.21	$9.68	$9.35

Total return	11.98%	11.52%	-28.27%	-8.74%	16.35%	14.09%	49.65%	-25.52%	3.53%	10.13%

Ratios and supplemental data:
Net assets at end of year (millions)	$24.30	$19.80	$13.30	$28.40	$34.80	$269.80	$159.90	$71.30	$89.00	$74.30
Ratios to average net assets:
Expenses	0.96%	1.02%	0.96%	0.87%	0.88%	0.81%	0.88%	0.88%	0.87%	0.91%
Net investment income (loss)	4.11%	4.31%	4.68%	1.18%	1.38%	8.03%	9.14%	8.77%	7.05%	7.12%
Portfolio turnover rate	31%	42%	162%	63%	65%	33%	20%	18%	32%	32%

Financial Highlights

	Capital Growth Portfolio					Nasdaq-100® Index Portfolio
	Years Ended December 31,					Years Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Selected per-share data:
Net asset value, beginning of year	$20.29	$15.00	$23.57	$21.19	$17.64	$4.78	$3.11	$5.36	$4.52	$4.24

Operations:
Net investment income (loss)	(0.11)	—	(0.12)	(0.16)	(0.16)	0.02	0.01	—	—	—
Net realized and unrealized gain (loss) on investments	7.50	5.29	(8.45)	2.54	3.71	0.91	1.66	(2.25)	0.84	0.28

Total from operations	7.39	5.29	(8.57)	2.38	3.55	0.93	1.67	(2.25)	0.84	0.28

Distributions:
Distributions from net investment income	—	—	—	—	—	(0.02)	—	—	—	—

Net asset value, end of year	$27.68	$20.29	$15.00	$23.57	$21.19	$5.69	$4.78	$3.11	$5.36	$4.52

Total return	36.42%	35.27%	-36.36%	11.23%	20.12%	19.38%	53.70%	-41.98%	18.58%	6.60%

Ratios and supplemental data:
Net assets at end of year (millions)	$52.40	$36.80	$27.10	$38.20	$32.90	$54.90	$47.60	$28.10	$48.60	$45.70
Ratios to average net assets:
Expenses	1.04%	1.07%	1.04%	1.02%	1.03%	0.54%	0.56%	0.54%	0.51%	0.53%
Net investment income (loss)	-0.50%	0.02%	-0.66%	-0.70%	-0.81%	0.39%	0.19%	0.01%	-0.01%	0.00%
Portfolio turnover rate	56%	67%	63%	63%	69%	30%	29%	27%	13%	36%

Financial Highlights

	Bristol Portfolio					Bryton Growth Portfolio
	Years Ended December 31,					Years Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Selected per-share data:
Net asset value, beginning of year	$11.12	$8.23	$14.02	$13.08	$11.27	$10.94	$8.06	$13.33	$12.13	$10.46

Operations:
Net investment income (loss)	0.07	0.06	0.11	0.08	0.04	(0.06)	(0.05)	(0.05)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	1.39	2.89	(5.80)	0.93	1.81	2.69	2.93	(5.22)	1.25	1.78

Total from operations	1.46	2.95	(5.69)	1.01	1.85	2.63	2.88	(5.27)	1.20	1.75

Distributions:
Distributions from net investment income	(0.07)	(0.06)	(0.10)	(0.07)	(0.04)	—	—	—	—	(0.08)

Net asset value, end of year	$12.51	$11.12	$8.23	$14.02	$13.08	$13.57	$10.94	$8.06	$13.33	$12.13

Total return	13.10%	35.83%	-40.54%	7.75%	16.42%	24.04%	35.73%	-39.53%	9.89%	16.74%

Ratios and supplemental data:
Net assets at end of year (millions)	$182.60	$142.80	$81.50	$97.10	$62.40	$137.40	$113.40	$59.00	$65.20	$29.30
Ratios to average net assets:
Expenses	0.86%	0.89%	0.90%	0.89%	0.92%	0.93%	0.96%	0.96%	0.96%	1.04%
Net investment income (loss)	0.70%	0.79%	1.13%	0.69%	0.56%	-0.49%	-0.64%	-0.62%	-0.54%	-0.67%
Portfolio turnover rate	253%	223%	184%	176%	216%	118%	82%	54%	55%	99%

Financial Highlights

	U.S. Equity Portfolio					Balanced Portfolio
	Y ears Ended December 31,					Years Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Selected per-share data:
Net asset value, beginning of year	$9.16	$7.91	$15.45	$13.70	$12.73	$13.13	$10.74	$14.70	$13.09	$11.70

Operations:
Net investment income (loss)	0.08	0.07	0.14	0.06	0.05	0.32	0.29	0.25	0.20	0.17
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	1.06	1.24	(7.56)	1.74	0.96	0.70	2.39	(4.21)	1.41	1.37

Total from operations	1.14	1.31	(7.42)	1.80	1.01	1.02	2.68	(3.96)	1.61	1.54

Distributions:
Distributions from net investment income	(0.07)	(0.06)	(0.12)	(0.05)	(0.04)	(0.28)	(0.29)	—	—	(0.15)

Net asset value, end of year	$10.23	$9.16	$7.91	$15.45	$13.70	$13.87	$13.13	$10.74	$14.70	$13.09

Total return	12.46%	16.57%	-47.98%	13.17%	7.93%	7.78%	24.92%	-26.94%	12.30%	13.12%

Ratios and supplemental data:
Net assets at end of year (millions)	$14.50	$14.60	$13.00	$24.80	$21.70	$14.50	$13.60	$9.60	$11.00	$7.60
Ratios to average net assets:
Expenses	1.01%	1.04%	0.96%	0.91%	0.96%	0.99%	1.08%	1.09%	1.13%	1.31%
Net investment income (loss)	0.86%	0.90%	1.19%	0.41%	0.47%	2.48%	2.99%	2.29%	1.77%	1.95%
Portfolio turnover rate	98%	173%	216%	128%	139%	56%	72%	80%	81%	105%

Financial Highlights

	Income Opportunity Portfolio					Target VIP Portfolio
	Years Ended December 31,					Years Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Selected per-share data:
Net asset value, beginning of year	$11.19	$9.89	$12.49	$11.53	$11.07	$7.72	$6.81	$12.23	$11.23	$10.14

Operations:
Net investment income (loss)	0.08	0.01	0.10	0.00	0.01	0.13	0.11	0.12	0.09	0.02
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and written Options	0.72	1.29	(2.70)	0.96	0.45	1.37	0.90	(5.42)	1.00	1.07

Total from operations	0.80	1.30	(2.60)	0.96	0.46	1.50	1.01	(5.30)	1.09	1.09

Distributions:
Distributions from net investment income	—	—	—	—	—	(0.11)	(0.10)	(0.12)	(0.09)	—

Net asset value, end of year	$11.99	$11.19	$9.89	$12.49	$11.53	$9.11	$7.72	$6.81	$12.23	$11.23

Total return	7.15%	13.14%	-20.82%	8.33%	4.16%	19.47%	14.77%	-43.34%	9.74%	10.76%

Ratios and supplemental data:
Net assets at end of year (millions)	$9.60	$6.70	$4.51	$5.20	$5.70	$21.90	$20.60	$18.20	$23.10	$10.60
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	1.27%	1.56%	1.62%	1.46%	1.52%	0.82%	0.83%	0.80%	0.83%	1.26%
Net investment income (loss)	0.89%	0.40%	0.98%	-0.04%	0.12%	1.50%	1.53%	1.45%	1.22%	0.53%
Ratios assuming no expensesreduced or reimbursed by adviser:
Expenses	1.30%	1.56%	1.62%	1.46%	1.52%	0.82%	0.83%	0.80%	0.83%	1.30%
Net investment income (loss)	0.87%	0.40%	0.98%	-0.04%	0.12%	1.50%	1.53%	1.45%	1.22%	0.48%
Portfolio turnover rate	92%	200%	203%	159%	140%	92%	91%	79%	52%	24%

Financial Highlights

	Target Equity/Income Portfolio					Bristol Growth Portfolio
	Years Ended December 31,					Years Ended December 31,			Period from May 1, 2007* to December 31, 2007
	2010	2009	2008	2007	2006	2010	2009	2008
Selected per-share data:
Net asset value, beginning of period	$7.07	$6.41	$12.00	$11.01	$10.13	$8.75	$6.15	$10.35	$10.00

Operations:
Net investment income (loss)	0.12	0.15	0.19	0.16	0.08	0.02	0.01	0.01	0.01
Net realized and unrealized gain (loss) on investments	1.52	0.64	(5.61)	0.99	0.87	1.10	2.59	(4.21)	0.34

Total from operations	1.64	0.79	(5.42)	1.15	0.95	1.12	2.60	(4.20)	0.35

Distributions:
Distributions from net investment income	(0.10)	(0.13)	(0.17)	(0.16)	(0.07)	(0.03)	—	—	—

Net asset value, end of period	$8.61	$7.07	$6.41	$12.00	$11.01	$9.84	$8.75	$6.15	$10.35

Total return	23.23%	12.33%	-45.07%	10.42%	9.36%	12.79%	42.28%	-40.58%	3.50	%(b)

Ratios and supplemental data:
Net assets at end of period (millions)	$26.60	$22.60	$24.10	$40.40	$20.90	$85.30	$10.50	$4.80	$7.30
Ratios to average net assets:
Expenses	0.78%	0.79%	0.74%	0.73%	0.88%	0.93%	1.29%	1.26%	1.30	%(a)
Net investment income (loss)	1.56%	2.03%	2.05%	1.83%	1.28%	0.63%	0.26%	0.18%	0.10	%(a)
Portfolio turnover rate	90%	95%	105%	54%	52%	268%	218%	175%	107%

(a)	Annualized.
(b)	Not annualized.
*	Represents date of commencement of operations.

ADDITIONAL INFORMATION

Additional information about Ohio National Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information (“SAI”), dated May 1, 2011, which is incorporated herein by reference.

In addition, information about the Fund’s investments is available in the annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

The SAI, annual reports, and semi-annual reports are available upon request and without charge by calling 1-800-366-6654 or writing to the Fund at One Financial Way, Montgomery, Ohio 45242. You can review the SAI, annual reports, semi-annual reports and the current prospectus by logging onto our website at www.ohionational.-com. You may also obtain copies of these documents by contacting the registered representative or broker-dealer who sold you your variable contract.

Information about the Fund can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information about the SEC’s Public Reference Room is available at 1-202-551-8090. Reports and other information are also available in the Securities Exchange Commission’s Internet Site at http://www.sec.gov, and copies of the information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-1580 or by electronic request at the following e-mail address: publicinfo@sec.gov.

Ohio National Fund, Inc.

Investment Company Act file number: 811-3015

1933 Act file number: 2-67464

Ohio National Fund, Inc.

One Financial Way

Montgomery, Ohio 45242

Telephone 1-800-366-6654

Statement of Additional Information

May 1, 2011

This Statement of Additional Information is not a prospectus It should be read in conjunction with the prospectus of Ohio National Fund, Inc. (the “Fund”) dated May 1, 2011.

The audited financial statements and the independent registered public accounting firm’s report in the Fund’s Annual Report to Shareholders, for the fiscal year ended December 31, 2010 are incorporated by reference (are legally part of this SAI).

To obtain a free copy of the Fund’s prospectus, write or call the Fund at the above address, or log onto our website at www.ohionational.com.

Fund History

The Fund is an open-end management investment company which currently consists of 24 separate portfolios — the Equity Portfolio, the Money Market Portfolio, the Bond Portfolio, the Omni Portfolio, the International Portfolio, the Capital Appreciation Portfolio, the Millennium Portfolio (formerly Discovery Portfolio), International Small-Mid Company Portfolio (formerly called International Small Company Portfolio), the Aggressive Growth Portfolio, the Small Cap Growth Portfolio (formerly called Core Growth Portfolio), the Mid Cap Opportunity Portfolio (formerly called Growth & Income Portfolio), the S&P 500® Index Portfolio, the Capital Growth Portfolio, the High Income Bond Portfolio, the Strategic Value Portfolio (formerly called Blue Chip Portfolio), the Nasdaq-100® Index Portfolio, the Bristol Portfolio, the Bryton Growth Portfolio, the U.S. Equity Portfolio, the Balanced Portfolio, the Income Opportunity Portfolio (formerly called Covered Call Portfolio), the Target VIP Portfolio and the Target Equity/Income Portfolio and the Bristol Growth Portfolio. Each portfolio, except the Nasdaq-100® Index Portfolio, is diversified. At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company (“ONLI”), Ohio National Life Assurance Corporation (“ONLAC”) and National Security Life and Annuity Company (“NSLAC”) to support certain benefits under variable contracts issued by ONLI, ONLAC and NSLAC. In the future, Fund shares may be used for other purposes, but unless there is a change in applicable law, they will not be sold directly to the public.

The Fund is a Maryland corporation. It was created on November 2, 1982 when O.N. Fund, Inc. was merged into O.N. Market Yield Fund, Inc. The shares of O.N. Fund, Inc. were converted to an equal number of shares of the Equity Portfolio, all shares of O.N. Market Yield Fund, Inc. were converted into an equal number of shares of the Money Market Portfolio, and the Bond Portfolio was created. The remaining portfolios were added later. The Fund’s portfolios began at the following times:

Equity Portfolio	1/14/1971
Money Market Portfolio	3/20/1980
Bond Portfolio	11/2/1982
Omni Portfolio	9/10/1984
International Portfolio	5/3/1993
Capital Appreciation Portfolio	5/1/1994
Millennium Portfolio	5/1/1994
International Small-Mid Company Portfolio	3/31/1995
Aggressive Growth Portfolio	3/31/1995
Small Cap Growth Portfolio	1/3/1997
Mid Cap Opportunity Portfolio	1/3/1997
S&P 500® Index Portfolio	1/3/1997
Capital Growth Portfolio	5/1/1998
High Income Bond Portfolio	5/1/1998
Strategic Value Portfolio	5/1/1998
Nasdaq-100® Index Portfolio	5/1/2000
Bristol Portfolio	5/1/2002
Bryton Growth Portfolio	5/1/2002
U.S. Equity Portfolio	4/30/2004
Balanced Portfolio	4/30/2004
Income Opportunity Portfolio	4/30/2004
Target VIP Portfolio	11/1/2005
Target Equity/Income Portfolio	11/1/2005
Bristol Growth Portfolio	5/1/2007

The investment and reinvestment of the assets of the Money Market Portfolio, Bond Portfolio, S&P 500® Index Portfolio and Nasdaq-100® Index Portfolio, and the fixed-income component of the Omni Portfolio, are directed by the Fund’s investment adviser, Ohio National Investments, Inc. (the “Adviser”), a wholly-owned subsidiary of ONLI. The principal business address of ONLI, ONLAC and the Adviser is One Financial Way, Montgomery, Ohio 45242. That is also the address of the NSLAC administrative office. NSLAC’s home office is at 100 Court Street, Binghamton, New York 13902.

The investment and reinvestment of Equity Portfolio assets is managed by Legg Mason Capital Management, LLC (“Legg Mason”) as sub-adviser. The principal business address of Legg Mason is 100 International Drive, Baltimore, Maryland 21202.

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The investment and reinvestment of International Portfolio and International Small-Mid Company Portfolio assets is managed by Federated Global Investment Management Corp. (“Federated Global”) as sub-adviser. The principal business address of Federated Global is 450 Lexington Avenue New York, New York 10017-3943.

The investment and reinvestment of Capital Appreciation Portfolio assets is managed by Jennison Associates LLC (“Jennison”) as sub-adviser. The principal business address of Jennison is 466 Lexington Avenue, New York, New York 10017.

The investment and reinvestment of Millennium Portfolio assets is managed by Neuberger Berman Management LLC (“Neuberger Berman”) as sub-adviser. The principal business address of Neuberger Berman is 605 Third Avenue, New York, NY 10158.

The investment and reinvestment of the Aggressive Growth Portfolio and Small Cap Growth Portfolio assets are managed by Janus Capital Management LLC (“Janus”) as sub-adviser. The principal business address of Janus is 151 Detroit Street, Denver, Colorado 80206.

The investment and reinvestment of Mid Cap Opportunity Portfolio assets is managed by Goldman Sachs Asset Management, L.P. (“GSAM”) as sub-adviser. The principal business address of GSAM is 200 West Street, New York, New York 10282-2198.

The investment and reinvestment of Capital Growth Portfolio assets is managed by Eagle Asset Management, Inc. (“Eagle”) as sub-adviser. The principal business address of Eagle is 880 Carillon Parkway, St. Petersburg, Florida 33716.

The investment and reinvestment of Bristol Portfolio, Bryton Growth Portfolio and Bristol Growth Portfolio assets and the equity component of the Omni Portfolio are managed by Suffolk Capital Management, LLC (“Suffolk”) as sub-adviser. The principal business address of Suffolk is 810 Seventh Ave., Suite 3600, New York, New York 10019. Suffolk is 83% owned by ONLI’s parent, Ohio National Financial Services, Inc.

The investment and reinvestment of High Income Bond Portfolio assets is managed by Federated Investment Management Company (“Federated Investment”) as sub-adviser. The principal business address of Federated Investment is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222.

The investment and reinvestment of Strategic Value Portfolio assets is managed by Federated Equity Management Company of Pennsylvania (“Federated Equity”) as sub-adviser. The principal business address of Federated Equity is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222.

The investment and reinvestment of U.S. Equity Portfolio, Balanced Portfolio and Income Opportunity Portfolio assets is managed by ICON Advisers, Inc. (“ICON”) as sub-adviser. The principal business address of ICON is 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111.

The investment and reinvestment of Target VIP Portfolio and Target Equity/Income Portfolio assets is managed by First Trust Advisors L.P. (“First Trust”) as sub-adviser. The principal business address of First Trust is 120 E. Liberty Drive in Wheaton, Illinois 60187.

Interests in each portfolio are represented by a separate class of the Fund’s capital stock, par value $1. Each class represents an undivided interest in the assets of the portfolio corresponding to that class. All shares of each portfolio have one vote per share and are freely transferable. When matters arise that affect only one portfolio, shares of just that portfolio are entitled to vote on those matters. Approval of certain matters by a vote of all Fund shareholders may not bind a portfolio whose shareholders did not approve that matter.

Each share of each portfolio may participate equally in the portfolio’s dividends, distributions and net assets. The shares of each portfolio, when issued, will be fully paid and non-assessable, have no preemptive, conversion, cumulative dividend or similar rights, and are freely transferable. Fund shares do not have cumulative voting rights. This means the holders of more than half of the Fund shares voting to elect directors can elect all the directors if they so choose. In that event, the holders of the remaining shares could not elect any directors.

All of the outstanding Fund shares are owned of record by ONLI, ONLAC and NSLAC and are held in their various separate accounts. The shares held in connection with those separate accounts are voted by ONLI, ONLAC or NSLAC in accordance with instructions received from the owners of variable contracts issued in connection with such separate accounts and persons receiving payments under the variable contracts. Fund shares attributable to contracts owned by ONLI and ONLAC, and Fund shares not attributable to variable contracts, will be voted in proportion to instructions received from all variable contract owners.

U.S. Bancorp Fund Services, LLC is the Fund’s accounting agent for portfolios other than the International Portfolio and International Small-Mid Company Portfolio. It is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. U.S. Bank, N.A. is custodian for those portfolios other than the International Portfolio and International Small-Mid

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Company Portfolio. It is located at 425 Walnut Street, Cincinnati, Ohio 45202. The custodian and accounting agent for the International Portfolio and International Small-Mid Company Portfolio is State Street Bank and Trust Company. It is located at 801 Pennsylvania Street, Kansas City, Missouri 64105. For assets held outside the United States, the custodians enter into subcustodial agreements. The Board of Directors approves all these relationships.

Fund Performance

From time to time, our affiliates may advertise the current yield, average annual total return and cumulative total returns for the portfolios. Our affiliates might compare the results to other similar mutual funds or unmanaged indices. Management’s discussion and analysis of the Fund’s performance is included in the Fund’s most-recent annual report and is available free upon request.

Total return for a portfolio reflects the sum of all of its earnings plus any changes in the value of its assets, reduced by all expenses accrued during a measurement period. For this purpose, it is assumed that all dividends and capital gains distributions are reinvested. The average annual total return is expressed as a percentage of an amount invested for a one-year period. Each portfolio’s average return is computed by a formula in which a hypothetical initial investment of $1,000 is equated to an ending redeemable value from the inception of the portfolio for one-, five- and ten-year periods or from the portfolio’s inception. Cumulative total return reflects a portfolio’s aggregate performance, expressed as a dollar amount change, from the beginning to the end of the period.

Percentage changes in net asset value per share and total returns quoted for a portfolio include the effect of deducting that portfolio’s expenses, but do not include charges and expenses attributable to any particular insurance product. The amount by which variable annuity separate account charges and expenses would reduce the Fund’s total return may be demonstrated by comparing the Fund’s total return to that of the variable annuity separate account for the same period. Variable life insurance separate account charges vary significantly, depending upon a variety of demographic factors (such as age, sex and health status) and several contract-specific factors (such as stated amount of death benefit), but in all cases would have the result of lowering the total return from the Fund.

From time to time the annualized yield and “effective” yield will be quoted for the Money Market Portfolio. The Money Market Portfolio’s yield refers to the income generated by an investment in the portfolio over the seven-day period indicated. This income is then “annualized” by assuming that the same amount of income generated by the portfolio that week is generated over a 52-week period and is shown as a percentage of the investment. “Effective” yield is calculated similarly but, when annualized, the income earned by an investment in the portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

All performance quotations are based on historical investment performance and are not intended to indicate future performance.

The Fund’s affiliates may distribute sales literature comparing the performance of its portfolios against the Consumer Price Index or such established market indices as the Dow Jones Industrial Average, the Standard & Poor’s 500, 400, 600 or 1500 Indices, Barra Value Index, one or more of Barclay’s Capital Bond Indices, Merrill Lynch Bond Indices, the Morgan Stanley Capital International Europe, Australia and Far East Index, the Morgan Stanley Capital International World Index, the Russell 2000, 2500 or 3000 Indices, the New York Stock Exchange Composite Index, the American Stock Exchange Index, the NASDAQ Composite Index, the Nasdaq-100 Index, the Value Line Composite Index, the Investors Business Daily 6000 Index, the Wilshire 5000 Index, IBC’s Money Fund Reports, or other management investment companies having investment objectives similar to the portfolio being compared. These comparisons may include graphs, charts, tables or examples. The average annual total return and cumulative total returns for each portfolio may also be advertised.

The Fund’s affiliates may also advertise the performance ratings or rankings assigned to certain portfolios or their subadvisers by various statistical services, including Morningstar, Inc. and Lipper Analytical Services, Inc., or as they appear in various publications including, but not limited to, The Wall Street Journal, Investors Business Daily, The New York Times, Barron’s, Forbes, Fortune, Business Week, Financial Services Week, Financial World, Kiplinger’s Personal Finance and Money Magazine.

The prospectus sets forth in tabular form, under the caption “Financial Highlights,” certain information concerning the Fund and its individual portfolios. The following discussion describes the methods of calculating the current yield of the Money Market Portfolio and states the Fund’s policy with respect to each portfolio’s turnover rate.

Current Yield of Money Market Portfolio

Current annualized yield quotations for the Money Market Portfolio are based on the portfolio’s net investment income for a seven-day period and exclude any realized or unrealized gains or losses on portfolio securities. Current annualized

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yield is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period, and annualizing this quotient on a 365-day basis. The net change in account value reflects the value of any additional shares purchased with dividends from the original share in the account during the seven-day period, any dividends declared on such original share and any such additional shares during the period, and expenses accrued during the period. The Fund may also disclose the effective yield of the Money Market Portfolio for a seven-day period for which the current annualized yield is computed by expressing the unannualized return on a compounded, annualized basis.

Portfolio Turnover

Each portfolio has a different expected rate of portfolio turnover. However, the rate of portfolio turnover will not be a limiting factor when the management of the Fund deems it appropriate to purchase or sell securities for a portfolio. The Small Cap Growth Portfolio and Aggressive Growth Portfolio may engage in the purchase and sale of securities close to the ex-dividend date in order to receive the anticipated dividend and then sell the securities after the ex-dividend date. This practice could substantially increase the portfolio’s turnover rate. Higher turnover rates are often reflected in higher portfolio brokerage expenses. The Fund’s policy with respect to each portfolio is as follows:

Equity Portfolio - Although this portfolio will not normally purchase securities with the intention of obtaining short-term capital appreciation, purchases and sales will be made whenever deemed prudent and consistent with the investment objectives of the portfolio. During periods of relatively stable market and economic conditions, it is anticipated that the annual portfolio turnover rate of the portfolio will be low. During periods when changing market or economic conditions are foreseen, shifts in portfolio emphasis may cause the rate of portfolio turnover to increase. During 2010, the turnover rate for this portfolio was 50%.

Money Market Portfolio - Since the assets of this portfolio consist of short-term instruments, replacement of portfolio securities occurs frequently. However, since purchases are generally made through dealers or issuers on a net basis, the portfolio does not normally incur significant brokerage commissions.

Bond Portfolio - This portfolio will engage in transactions when the Adviser believes that they will help to achieve the overall objectives of the portfolio. Portfolio securities may or may not be held to maturity. The portfolio turnover rate will vary from time to time but is not expected to exceed 50% annually. The turnover rate for this portfolio was 22% in 2010.

Omni Portfolio - The portfolio turnover rate will vary from time to time but can normally be expected to exceed 100% annually. The turnover rate for this portfolio was 182% in 2010.

International Portfolio - Federated Global will not attempt to set or meet a portfolio turnover rate because turnover is incidental to transactions made in an attempt to achieve the portfolio’s investment objective. Securities will be sold whenever Federated Global believes it is appropriate, regardless of how long they have been held. The turnover rate for this portfolio was 67% in 2010, as opposed to 168% for 2009. The turnover rate for 2009, 168%, was primarily due to the management team transition of the Portfolio.

Capital Appreciation Portfolio - Although Jennison generally seeks less volatile securities for this portfolio, the portfolio may be traded fairly aggressively. Its portfolio turnover rate is normally expected to be 50% to 150% annually. The turnover rate for this portfolio was 58% in 2010.

Millennium Portfolio - While this portfolio purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever Neuberger Berman believes they are advisable, usually without reference to the length of time a security has been held. The engagement in a substantial number of short-term transactions is expected to result in annual portfolio turnover rates of 100% to 300%. The turnover rate for this portfolio was 254% in 2010.

International Small-Mid Company Portfolio - Federated Global will not attempt to set or meet a portfolio turnover rate because turnover is incidental to transactions made in an attempt to achieve the portfolio’s investment objective. Securities will be sold whenever Federated Global believes it is appropriate, regardless of how long they have been held. The turnover rate for this portfolio was 81% in 2010, as opposed to 125% for 2009. Market conditions and new investment opportunities were presented with the economic recovery underway and improving in late 2009 setting the stage for good returns in 2010. Thus, Federated Global bought and held more often in 2010 with higher conviction in its investment theses.

Aggressive Growth Portfolio - The turnover rate for this portfolio can generally be expected to be 30% to 50% annually. The turnover rate for this portfolio was 37% in 2010.

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Small Cap Growth Portfolio - The annual turnover rate for this portfolio may exceed 100%. The turnover rate for this portfolio was 94% in 2010, as opposed to 50% for 2009. The turnover rate for this portfolio was higher in 2010 due to a change in the portfolio manager in July 2010.

Mid Cap Opportunity Portfolio - Throughout the GSAM Growth team’s history, GSAM has consistently applied the same sell discipline: GSAM will generally sell or trim a position for any of the following reasons: 1) If a company’s long-term fundamentals deteriorate or if GSAM had initially assessed those fundamentals incorrectly. 2) When the price of a stock substantially exceeds what GSAM deems to be the worth of the business. 3) If a holding grows beyond a weight with which GSAM is comfortable from a risk management standpoint. 4) If a company pursues a strategy that in GSAM’s view does not maximize shareholder value, such as a questionable acquisition or a lack of discipline with regard to capital allocation. 5) In GSAM’s desire to maintain purity, if a company’s market cap and character no longer fit GSAM’s definition of a mid cap company.

The Growth strategy has a long-term investment horizon. Thus, GSAM expects the Portfolio’s turnover to be relatively low and will usually range between 60%-70%. GSAM estimates that half of the Portfolio’s turnover will be a result of trimming back existing positions that have grown beyond GSAM’s desired weight or adding to existing positions in which a change in fundamentals or valuation give GSAM higher conviction. The portfolio changed its sub-adviser to GSAM in December 2009. The turnover rate for this portfolio was 56% in 2010, as opposed to 276% for 2009. The turnover was substantially higher in 2009 because of the investment strategy of the portfolio’s previous sub-adviser.

S&P 500¢ Index Portfolio - Securities held in this portfolio generally will not be actively traded. Although it will often purchase fixed-income securities with relatively short maturities, those transactions are not expected to generate substantial brokerage commissions. The annual turnover rate is not normally expected to exceed 100%. The turnover rate for this portfolio was 8% in 2010.

Capital Growth Portfolio - Securities held in this portfolio tend to be actively traded. Its portfolio turnover rate is normally expected to exceed 100%. The turnover rate was 56% in 2010.

High Income Bond Portfolio - The portfolio turnover rate will vary from time to time, but it is not normally expected to exceed 100% for this portfolio. The turnover rate was 33% in 2010.

Strategic Value Portfolio - The portfolio will not engage in short-term trading, but it may dispose of securities held for a short period if, after examination of their value, the sub-adviser believes such disposition to be advisable in seeking to attain the portfolio’s investment objective. The annual turnover rate is not normally expected to exceed 100%. The turnover rate was 31% in 2010.

Nasdaq-100® Index Portfolio - Securities held in this portfolio are generally only replaced when changes occur in the make-up of the Index or in order to more closely replicate the Index. The annual turnover rate is not normally expected to exceed 100%. The turnover rate was 30% in 2010.

Bristol Portfolio - The portfolio turnover rate for this portfolio is normally expected to exceed 100% annually. The turnover rate was 253% in 2010.

Bryton Growth Portfolio - The portfolio turnover rate for this portfolio is normally expected to be between 50–150% annually. The turnover rate was 118% in 2010.

U.S. Equity Portfolio - This portfolio does not have any limitations regarding portfolio turnover. It may engage in short-term trading to try to achieve its objective and it may have portfolio turnover rates in excess of 100%. For 2010, the turnover rate was 98%, as opposed to 173% for 2009. The reduction in turnover from 2009 to 2010 was the result of a rotation in 2009. After the market turned around in mid-March of 2009, the portfolio was repositioned toward more economically sensitive industries. Once this rotation was completed, turnover decreased in 2010.

Balanced Portfolio - This portfolio does not have any limitations regarding portfolio turnover. It may engage in short-term trading to try to achieve its objective and it may have portfolio turnover rates in excess of 100%. For 2010, the turnover rate was 56%.

Income Opportunity Portfolio - This portfolio does not have any limitations regarding portfolio turnover. It may engage in short-term trading to try to achieve its objective and it may have portfolio turnover rates in excess of 100%. For 2010, the turnover rate was 92%, as opposed to 200% for 2009. The reduction in turnover from 2009 to 2010 was the result of a rotation in 2009. After the market turned around in mid-March of 2009, the portfolio was repositioned toward more economically sensitive industries. Once this rotation was completed, turnover decreased in 2010.

Target VIP Portfolio - Due to the passive investment strategy of the portfolio, the rate of portfolio turnover may vary based on redemption requests. Normally the portfolio turnover rate is not expected to exceed 100%. For 2010, the turnover rate was 92%.

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Target Equity/Income Portfolio - Due to the passive investment strategy of the portfolio, the rate of portfolio turnover may vary based on redemption requests. Normally the portfolio turnover rate is not expected to exceed 100%. For 2010, the turnover rate was 90%.

Bristol Growth Portfolio - Portfolio turnover will normally exceed 100% annually. The turnover rate was 268% in 2010.

Investment Objectives and Policies

The following descriptions of money market instruments supplement the “Investment Objectives and Policies” set forth for each portfolio in the prospectus. The Money Market Portfolio and the Omni Portfolio, to the extent it invests in the money market sector, will invest extensively in these instruments. The other portfolios may invest in such instruments to a limited extent (to invest otherwise idle cash) or on a temporary basis for defensive purposes. The debt security ratings referred to in the prospectus in connection with the investment policies of the portfolios are defined in the Appendix to this Statement of Additional Information.

Money Market Instruments

U.S. Government Obligations - Bills, notes, bonds and other debt securities issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, and Federal Home Loan Banks. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; and others only by the credit of the issuer. Certain of the foregoing may be purchased on a “when issued” basis at which time the rate of return will not have been set.

Certificates of Deposit - Certificates issued against funds deposited in a bank for a definite period of time, at a specified rate of return. Normally they are negotiable.

Bankers’ Acceptances - Short-term credit instruments issued by corporations to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

Commercial Paper - Promissory notes issued by corporations to finance their short-term credit needs. Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts by the portfolio at varying rates of interest pursuant to direct arrangements between the portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a master demand note arrangement, the Adviser will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the issuer, and the borrower’s ability to pay principal and interest on demand. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the portfolio may invest in them only if at the time of an investment the issuer meets the criteria set forth above for all other commercial paper issuers. Such notes will be considered to have a maturity of the longer of the demand period or the period of the interest guarantee.

Corporate Obligations - Bonds and notes issued by corporations in order to finance longer-term credit needs.

Repurchase Agreements - Agreements by which the portfolio purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or a government securities dealer recognized by the Federal Reserve Board) to repurchase the security at a mutually agreed upon price and date. It may also be viewed as a loan of money by the portfolio to the seller. The resale price is normally in excess of the purchase price and reflects an agreed upon market rate. The term of these repurchase agreements will generally be short, from overnight to one week, and at no time more than one year.

Money Market Funds - Open-end management investment companies registered under the Act that are regulated as money market funds under Rule 270.2a-7 of the Investment Company Act of 1940.

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Investment Restrictions

The prospectus lists the most significant investment restrictions to which the Fund is subject. The following is a complete list of the Fund’s investment restrictions. Except as otherwise specified, investment restrictions stated in the prospectus and this Statement of Additional Information are fundamental policies. Restrictions number 4, 7, 8, 12 and 13 are fundamental policies of the Money Market Portfolio, Bond Portfolio and Omni Portfolio and nonfundamental as to the remaining portfolios. The fundamental policies and nonfundamental operating policies of the International Portfolio, International Small-Mid Company Portfolio, Capital Appreciation Portfolio, Aggressive Growth Portfolio, High Income Bond Portfolio and Strategic Value Portfolio are shown separately below. Fundamental policies may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund or a particular portfolio, as appropriate. The Investment Company Act of 1940, as amended, defines a majority vote as the vote of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a particular portfolio, such matter shall be deemed to have been effectively acted upon with respect to such portfolio if a majority of the outstanding voting securities of such portfolio vote for the approval of such matter, notwithstanding (1) that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio affected by such matter, and (2) that such matter has not been approved by the vote of a majority of the outstanding voting securities of the Fund.

The Fund may not issue senior securities and each portfolio of the Fund (other than the International Portfolio, International Small-Mid Company Portfolio, Capital Appreciation Portfolio, Aggressive Growth Portfolio, High Income Bond Portfolio and Strategic Value Portfolio) will not:

1.

invest more than 5% of the value of the total assets of such portfolio in the securities of any one issuer (except U.S. government securities) (this restriction does not apply to the Nasdaq-100® Index Portfolio and it only applies as to 75% of the Equity Portfolio, and the Target Equity Income, Portfolios’ assets);

2.

purchase more than 10% of the outstanding voting securities of any one issuer, and the Money Market Portfolio will not acquire the voting securities of any issuer except in connection with a merger, consolidation or other reorganization;

3.

invest more than 25% of the value of its total assets in any one industry, except that each portfolio may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or in certificates of deposit, bankers’ acceptances, bank time deposits or other obligations of banks or financial institutions. However, it is the intention of management not to invest in time deposits which involve any penalty or other restriction on withdrawal (this restriction does not apply to the Nasdaq-100® Index Portfolio, Target VIP Portfolio and Target Equity/Income Portfolio);

4.

invest more than 15% of the value of its assets (10% in the case of the Money Market Portfolio, Bond Portfolio and Omni Portfolio) in securities or other investments, including repurchase agreements maturing in more than seven days, that are subject to legal or contractual restrictions upon resale or are otherwise not readily marketable;

5.

other than the Mid Cap Opportunity Portfolio, Capital Growth Portfolio, U.S. Equity Portfolio, Balanced Portfolio and Income Opportunity Portfolio borrow money, except for temporary or emergency purposes from banks, in which event the aggregate amount borrowed shall not exceed 5% of the value of the assets of the portfolio; in the case of such borrowing, each portfolio may pledge, mortgage or hypothecate up to 5% of its assets. Reverse repurchase agreements are not considered to be borrowed money for purposes of this restriction. The Mid Cap Opportunity Portfolio, Capital Growth Portfolio, U.S. Equity Portfolio, Balanced Portfolio and Income Opportunity Portfolio may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of each of their total net assets, other than the amount borrowed;

6.

purchase or sell commodities or commodity contracts except that (a) each portfolio other than the Money Market Portfolio may, for hedging purposes, purchase and sell financial futures contracts and options thereon within the limits of investment restriction 7 below, (b) S&P 500® Index Portfolio may purchase or sell stock index futures contracts in accordance with its stated investment objectives, and (c) the Nasdaq-100® Index Portfolio may purchase or sell derivative securities designed to replicate the Nasdaq-100 Index;

7.

other than the S&P 500® Index Portfolio and Income Opportunity Portfolio, purchase or sell put or call options, except that (a) each portfolio other than the Money Market Portfolio and Small Cap Growth Portfolio may, for hedging purposes, (i) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions in options it has written, (ii) purchase put options on securities owned, and sell such

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options in order to close its positions in put options, (iii) purchase and sell financial futures contracts and options thereon, and (iv) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one- third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio’s total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts; and (b) the Small Cap Growth Portfolio may, for hedging purposes or to protect against adverse changes in securities prices and interest rates, (i) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options, (ii) purchase put options on securities owned, and sell put options, (iii) purchase and sell financial futures contracts and options thereon, and (iv) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio’s total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts.

8.

other than the Target VIP Portfolio and Target Equity/Income Portfolio, invest in securities of foreign issuers except that (a) each of the Small Cap Growth Portfolio, Mid Cap Opportunity Portfolio, S&P 500® Index Portfolio, Bristol Portfolio, Bryton Growth Portfolio and Bristol Growth Portfolio may (i) invest up to 15% of their respective assets in securities of foreign issuers (including foreign governments or political subdivisions, agencies or instrumentalities of foreign governments), and securities of United States domestic issuers denominated in foreign currency, and (ii) invest up to an additional 10% of the assets of the portfolio in securities issued by foreign governments or political subdivisions, agencies or instrumentalities thereof, (b) each of the Bond Portfolio and Omni Portfolio may (i) invest up to 15% of their respective assets in securities of foreign issuers (including foreign governments or political subdivisions, agencies or instrumentalities of foreign governments), American Depository Receipts, and securities of United States domestic issuers denominated in foreign currency, and (ii) invest up to an additional 10% of the assets of the portfolio in securities issued by foreign governments or political subdivisions, agencies or instrumentalities thereof, (c) each of the Millennium Portfolio and Capital Growth Portfolio may invest up to 30% of its assets in the securities of foreign issuers, (d) the Money Market Portfolio may invest up to 50% of its assets in the securities of foreign issuers, provided the securities are denominated in U.S. dollars and held in custody in the United States, (e) each of the Equity Portfolio, Nasdaq-100® Index Portfolio and Balanced Portfolio may invest up to 25% of its assets in the securities of foreign issuers and (f) each of the U.S. Equity Portfolio and Income Opportunity Portfolio may invest up to 20% of its assets in the securities of foreign issuers and each of those portfolios may invest without limit in foreign securities traded in the United States. For purposes of this restriction number 8, U.S. dollar denominated depository receipts traded in domestic markets do not constitute foreign securities and for purposes of restriction number 8(a), 8(c), 8(e) and 8(f) securities that are denominated in U.S. dollars and traded in U.S. markets do not constitute foreign securities;

9.	underwrite securities of other issuers except insofar as the Fund may be considered an underwriter under the Securities Act of 1933 in selling portfolio securities;

10.

other than the Target VIP Portfolio and Target Equity/Income Portfolio, purchase or sell real estate, except that each portfolio may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein. For purposes of this restriction, “real estate” does not include investments in readily marketable notes or other evidence of indebtedness secured by mortgages or deeds of trust relating to real property;

11.

lend money to other persons except by the purchase of obligations in which the portfolio is authorized to invest and by entering into repurchase agreements. No more than 10% of a portfolio’s total assets will be invested in repurchase agreements maturing in more than seven days;

12.	sell securities short or purchase securities on margin except such short-term credits as are required to clear transactions, except that the Mid Cap Opportunity Portfolio may sell securities short;

13.

as to the Money Market Portfolio, Bond Portfolio and Omni Portfolio, participate on a joint or joint and several basis in any trading account in securities, or purchase securities for the purpose of exercising control or management;

14.	purchase securities of other investment companies except in compliance with the Investment Company Act of 1940.

As a nonfundamental policy of each portfolio other than the Money Market Portfolio, International Portfolio, International Small-Mid Company Portfolio, Capital Appreciation Portfolio, Aggressive Growth Portfolio, High Income Bond Portfolio, Strategic Value Portfolio, Target VIP Portfolio and Target Equity/Income Portfolio, which policies may be changed at any time by the vote of a majority of the Board of Directors, each portfolio, in order to hedge against

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changes in the exchange rates of foreign currencies in relation to the U.S. dollar, may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of specific securities (but, not more than 5% of a portfolio’s assets may be invested in such currency hedging contracts).

Under normal market conditions, at least 80% of the assets of the International Portfolio and International Small-Mid Company Portfolio will be invested in securities of issuers in at least three different foreign countries. The Board of Directors has determined that each of State Street Bank and Trust Company and US Bank/BNY has established a system to monitor the appropriateness of the custody arrangements for the Fund’s assets held in foreign countries. The Board has delegated to State Street Bank and to US Bank/BNY the selection of foreign custodians for the Fund’s assets that are held outside the United States. In so doing the Board requires that these delegates determine that the Fund’s assets will be subject to reasonable care based on the standards applying to custodians in the relevant markets after considering all factors related to the safekeeping of such assets.

Capital Appreciation Portfolio Fundamental Policies

As a matter of fundamental policy, the portfolio may not:

C.A.1.

Borrow money except that the portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the portfolio’s investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the portfolio’s total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The portfolio may borrow from banks, other portfolios managed by Jennison or other persons to the extent permitted by applicable law;

C.A.2.	Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

C.A.3.

Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio’s total assets would be invested in the securities of issuers having their principal business activities in the same industry;

C.A.4.

Make loans, although the portfolio may (i) lend portfolio securities and participate in an interfund lending program with other portfolios managed by Jennison provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the portfolio’s total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;

C.A.5.

Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the portfolio’s total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

C.A.6.

Purchase a security if, as a result, with respect to 75% of the value of the portfolio’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

C.A.7.

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);

C.A.8.	Issue senior securities except in compliance with the Investment Company Act of 1940; or

C.A.9.

Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program

With respect to investment restrictions C.A.1. and C.A.4,, the portfolio will not borrow from or lend to any other portfolios managed by Jennison unless they apply for and receive an exemptive order from the SEC or the SEC issues rules permitting such transactions. The portfolio has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the portfolio or promulgate any rules allowing the transactions.

With respect to investment restriction C.A.2., the portfolio does not consider currency contracts or hybrid investments to be commodities.

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For purposes of investment restriction C.A.3., U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry.

For purposes of investment restriction C.A.4., the portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

Capital Appreciation Portfolio Nonfundamental Operating Policies

As a matter of nonfundamental operating policy, the portfolio may not:

C.A.10.	Purchase additional securities when money borrowed exceeds 5% of its total assets;

C.A.11.	Invest in companies for the purpose of exercising management or control;

C.A.12.

Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the portfolio’s net asset value;

C.A.13.

Purchase illiquid securities (including securities eligible for resale under Rule 144A of the Securities Act of 1933) and securities of unseasoned issuers if, as a result, more than 15% of its net assets would be invested in such securities;

C.A.14.	Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

C.A.15.

Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) to make margin deposits in connection with futures contracts or other permissible investments;

C.A.16.

Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio’s total assets at the time of borrowing or investment;

C.A.17.

Purchase participations or other direct interests in or enter into leases with respect to, oil, gas, or other mineral exploration or development programs if as a result more than 5% of the value of the total assets of the portfolio would be invested in such programs;

C.A.18.	Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

C.A.19.	Effect short sales of securities;

C.A.20.

Purchase any warrants if as a result the portfolio will have more than 5% of its total assets invested in warrants; provided that this restriction does not apply to warrants acquired as a result of the purchase of another security; or

C.A.21.	Invest more than 25% of the portfolio’s total assets (excluding reserves) in foreign securities.

Aggressive Growth Portfolio Fundamental Policies

As a matter of fundamental policy, the portfolio:

A.G.1.

May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the portfolio’s total assets would be invested in the securities of that issuer, or (ii) the portfolio would hold more than 10% of the outstanding voting securities of that issuer.

A.G.2.

May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the portfolio’s total assets (including the amount borrowed), less the Portfolio’s liabilities (other than borrowings), except that the portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The portfolio may also borrow money from the other mutual funds managed by Janus or other persons to the extent permitted by applicable law.

A.G.3.	May not issue senior securities, except as permitted under the Investment Company Act of 1940.

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A.G.4.

May not act as an underwriter of another issuer’s securities, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

A.G.5.

May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

A.G.6.

May not make loans if, as a result, more than 33 1/3% of the portfolio’s total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

A.G.7.

May not purchase the securities of any issuer if, as a result, more that 25% of the portfolio’s total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

A.G.8.

May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the portfolio from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

Aggressive Growth Portfolio Nonfundamental Operating Policies

As a matter of nonfundamental operating policy, the portfolio may not:

A.G.9.

Sell securities short, unless the portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

A.G.10.

Purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contacts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

A.G.11.

Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the Investment Company Act of 1940.

A.G.12.	Purchase securities of other investment companies except in compliance with the Investment Company Act of 1940.

A.G.13.	Invest in direct interests in oil, gas, or other mineral exploration programs or leases; however, the portfolio may invest in the securities of issuers that engage in these activities.

A.G.14.

(i)

Permit the aggregate value of securities underlying call options on securities written by the portfolio or obligations underlying put options on securities written by the portfolio determined as of the date the options are written will not exceed 50% of the portfolio’s net assets; (ii) allow the aggregate premiums paid on all options purchased by the portfolio and which are being held to exceed 20% of the portfolio’s net assets; and (iii) purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested.

A.G.15.

Pledge, mortgage or hypothecate any assets owned by the portfolio except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the portfolio’s total assets at the time of the borrowing or investment.

A.G.16.	Borrow money except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

A.G.17.	Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

International Portfolio, International Small-Mid Company Portfolio, High Income Bond Portfolio and Strategic Value Portfolio Fundamental Policies

As a matter of fundamental policy:

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F.I.1

The portfolios will not issue senior securities, except that a portfolio may borrow money directly or through reverse repurchase agreements in amounts not in excess of one-third of the value of its total assets; provided that, while borrowings and reverse repurchase agreements outstanding exceed 5% of a portfolio’s total assets, any such borrowings will be repaid before additional investments are made.

F.I.2.

The portfolios will not purchase securities if, as a result of such purchase, 25% or more of a portfolio’s total assets would be invested in any one industry. However, a portfolio may at any time invest 25% or more of its total assets in cash or cash items and securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities.

F.I.3.

The portfolios will not purchase or sell real estate, although they may invest in securities of companies whose business involves the purchase or sale of real estate or in securities secured by real estate or interests in real estate.

F.I.4.

The portfolios will not lend any of their assets, except a portfolio’s securities, up to one-third of its total assets. This shall not prevent a portfolio from purchasing or holding corporate or U.S. government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, entering into repurchase agreements, or engaging in other transactions which are permitted by the portfolio’s investment objectives and policies.

F.I.5.

The portfolios will not underwrite any issue of securities, except as a portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations.

F.I.6.

With respect to 75% of its total assets, a portfolio will not purchase the securities of any one issuer (other than cash, cash items, or securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of its total assets would be invested in the securities of that issuer. Also, a portfolio will not purchase more than 10% of any class of the outstanding voting securities of any one issuer. For these purposes, the portfolios consider common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

F.I.7.

The portfolios will not purchase any securities on margin, but they may obtain such short-term credits as are necessary for clearance of transactions. The deposit or payment by a portfolio of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the

F.I.8.	The portfolios will not purchase or sell commodities, except that a portfolio may purchase and sell financial futures contracts and related options.

International Portfolio, International Small-Mid Company Portfolio, High Income Bond Portfolio and Strategic Value Portfolio Nonfundamental Operating Policies

As a matter of nonfundamental operating policy:

F.I.9.

The portfolios will not pledge, mortgage or hypothecate any assets except to secure permitted borrowings. In those cases, a portfolio may pledge, mortgage or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of borrowing.

F.I.10.

The portfolios will not sell securities short unless during the time the short position is open, a portfolio owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and not more than 10% of a portfolio’s net assets (taken at current value) is held as collateral for such sales at any one time.

F.I.11.

Each of the portfolios will not invest more than 15% of its net assets in illiquid securities, including, among others, repurchase agreements providing for settlement more than seven days after notice, and certain restricted securities not determined by the Board of Directors to be liquid.

Certain Investments and Risks

Hedging Transactions

The purpose of hedging transactions using put and call options on individual securities, financial futures contracts, and options on such contracts and on financial indexes, all to the extent provided in investment restrictions described above,

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is to reduce the risk of fluctuation of portfolio securities values or to take advantage of expected market fluctuations. However, while such transactions are defensive in nature and are not speculative, some risks remain.

The use of options and futures contracts may help a portfolio to gain exposure or to protect itself from changes in market values. For example, a portfolio may have a substantial amount of cash at the beginning of a market rally. Conventional procedures of purchasing a number of individual issues requires time and may result in missing a significant market movement. By using futures contracts, a portfolio can obtain immediate exposure to the market.

The buying program will then proceed and, once it is completed (or as it proceeds), the futures contracts will be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by selling futures contracts, and individual securities can be sold over a longer period under cover of the resulting short contract position.

Covered Call Options and Put Options

In writing (i.e., selling) “covered” call options on securities owned by a portfolio, the portfolio gives the purchaser of the call option the right to purchase the underlying securities owned by the portfolio at a specified “exercise” price at any time prior to the expiration of the option, normally within nine months. In purchasing put options on securities owned by a portfolio, the portfolio pays the seller of the put option a premium for the right of the portfolio to sell the underlying securities owned by the portfolio at a specified exercise price prior to the expiration of the option.

Whenever a portfolio has a covered call option outstanding, the underlying securities will be segregated by the Custodian and held in an escrow account to assure that such securities will be delivered to the option holder if the option is exercised. While the underlying securities are subject to the option, the portfolio remains the record owner of the securities, entitling it to receive dividends and to exercise any voting rights.

In order to terminate its position as the writer of a call option or the purchaser of a put option, the portfolio may enter into a “closing” transaction, which is the purchase of a call option or sale of a put option on the same underlying securities and having the same exercise price and expiration date as the option previously sold or purchased by the portfolio.

Futures Contracts

A portfolio may invest in two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the S&P 500 Index or on narrow-based stock indexes. A particular index will be selected according to the Adviser’s investment strategy for the particular portfolio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized.

At the time a portfolio enters into a contract, it sets aside a small portion of the contract value in an account with the Fund’s custodian as a good faith deposit (initial margin) and each day during the contract period requests and receives or pays cash equal to the daily change in the contract value (variable margin). A portfolio, its futures commission merchant and the Fund’s custodian retain control of the initial margin until the contract is liquidated.

Options on Futures Contracts and Financial Indexes

Instead of entering into a financial futures contract, a portfolio may buy an option giving it the right to enter into such a contract at a future date. The price paid for such an option is called a premium. A portfolio also may buy options on financial indexes that are traded on securities exchanges. Options on financial indexes react to changes in the value of the underlying index in the same way that options on financial futures contracts do. All settlements for options on financial indexes also are for cash.

Financial futures contracts, options on such contracts and options on financial indexes will primarily be used for hedging purposes and will, therefore, be incidental to a portfolio’s activities in the securities market. Accordingly, portfolio

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securities subject to options, or money market instruments having the market value of any futures contracts, generally will be set aside to collateralize the options or futures contracts.

Foreign Currency Hedging Transactions

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each portfolio, other than the Money Market Portfolio, may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security.

The portfolios generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a portfolio purchases or sells a security denominated in or exposed to a foreign currency, it may enter into a forward foreign currency contract (“forward contract”) for the purchase or sale, for a fixed amount of dollars, of the amount of currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of that portfolio’s securities denominated in or exposed to such foreign currency. No portfolio will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the portfolio to deliver an amount of foreign currency in excess of the value of its assets denominated in or exposed to that currency.

At the consummation of a forward contract for delivery by a portfolio of a foreign currency, the portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of its securities denominated in such currency or through conversion of other portfolio assets into such currency. It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the portfolio is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary for the portfolio to sell on the spot market some of the foreign currency received on the sale of its hedged security if the security’s market value exceeds the amount of foreign currency the portfolio is obligated to deliver.

If the portfolio retains the hedged security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If a portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described with respect to options and futures generally (see “Covered Call Options and Put Options,” “Futures Contracts,” and “Options on Futures Contracts and Financial Indexes,” above). In addition, settlement of currency options and futures contracts with respect to most currencies must occur at a bank located in the issuing nation. The ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

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Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. There is no assurance that the use of foreign currency hedging transactions can successfully protect a portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. In addition, it must be remembered that these methods of protecting the value of a portfolio’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Hybrid Instruments

Hybrid instruments are potentially high-risk derivatives. They can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency or futures index. Hybrid instruments may bear interest or pay dividends at or below market or even relatively nominal rates. Under certain conditions, the redemption value of an investment could be zero.

Swaps

Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not even own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the portfolio would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated derivative instruments that can take many forms. They are known by a variety of names including caps, floors, collars interest rate swaps, credit default swaps, currency swaps and volatility swaps.

Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities in return for payments equal to a different fixed or floating rate, times the same principal amount, for a specified period. For example, a $10 million LIBOR swap would require one party to pay to the other party the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on a $10 million principal amount.

Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

Short Sales

Until a borrowed security borrowed in connection with a short sale (as described in the prospectus) is replaced, a portfolio will be required to maintain daily a segregated account, containing cash or U.S. government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will at all times be equal to at least 100% of the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short. When a portfolio purchases a call option, it has to pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by a portfolio, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. See “Hedging Transactions” and “Covered Call Options and Put Options.” In addition to the short sales discussed above, a portfolio also may make short sales “against the box,” a transaction in which a portfolio enters into a short sale of a security which the portfolio owns. The proceeds of the short sale are held by a broker until the settlement date, at which time the portfolio delivers the security to close the short position. A portfolio receives the net proceeds from the short sale. No portfolio will, at any time, have more than 5% of the value of its net assets in deposits on short sales against the box.

Borrowing Money

The portfolios will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of a portfolio’s total assets. In addition, certain portfolios may enter

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into reverse repurchase agreements and otherwise borrow up to one-third of the value of the portfolio’s total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio securities. This latter practice is not for investment leverage but solely to facilitate management of a portfolio by enabling it to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

Interest paid on borrowed funds will not be available for investment and will reduce net income. A portfolio will liquidate any such borrowings as soon as possible and may not purchase any portfolio securities while the borrowings are outstanding. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the purchase of portfolio securities will be limited to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

Zero-Coupon and Pay-in-kind Debt Securities

Zero-coupon securities (or “step ups”) in which a portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Pay-in-kind securities make periodic interest payments in the form of additional securities (as opposed to cash). Zero-coupon and pay-in-kind securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a portfolio investing in zero-coupon and pay-in-kind securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

Zero-coupon convertible securities are debt instruments issued at a discount to their face amount and convertible to common stock (see “Convertible Securities,” above). These securities usually have put features giving the holder the opportunity to sell them back to the issuer at a stated price prior to maturity. The prices of zero-coupon convertible securities are generally more sensitive to interest rate fluctuations than are conventional convertible securities.

Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, federal income tax law requires zero-coupon holders to recognize accrued income prior to receipt of actual cash payment (i.e., at maturity). In order to avoid federal income tax liability and maintain its status as a regulated investment company, a portfolio may have to sell these securities at disadvantageous times in order to generate cash for the distribution of accrued income.

When-Issued and Delayed Delivery Transactions

When-issued and delayed delivery transactions are arrangements in which the portfolio buys securities for a set price, with payment and delivery of the securities scheduled for a future time. The Money Market Portfolio does not engage in these transactions. These transactions are made to secure what is considered to be an advantageous price or yield for a portfolio. There are no fees or other expenses, other than normal transaction costs. However, the portfolio must set aside enough of its liquid assets to pay for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled. No portfolio will engage in when-issued and delayed delivery transactions to an extent that the portfolio would have to set aside more than 20% of the total value of its assets.

Risks Associated With the Investment Activities of Other Accounts

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser or any sub-advisers and accounts managed by affiliates of the Adviser or sub-advisers. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund’s ability to obtain or dispose of portfolio securities.

Portfolio Holdings Disclosure Policy

It is the policy of the Fund to publicly disclose holdings of all the portfolios only in accordance with regulatory requirements, such as in periodic portfolio disclosure in filings with the Securities and Exchange Commission. Portfolio

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holding information is provided to the Fund’s service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities such as but not necessarily limited to the Fund’s custodian, fund accountants, investment adviser, sub-advisers, independent registered public accounting firm, attorneys, officers and directors of the Fund and are all subject to duties of confidentiality, including a duty not to trade on nonpublic information, whether imposed by law or by contract.

Periodically, certain portfolio information such as top ten holdings, sector holdings and other portfolio characteristics data are publicly disclosed via the Fund’s website or otherwise, typically 30 days after the quarter end.

There are numerous mutual fund evaluation services (Lipper and Morningstar) that analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services then distribute the results of their analysis to the public and/or to subscribers to their service. The Fund may distribute (or authorize a service provider to distribute) portfolio holdings to these services before public disclosure is required or authorized as detailed above on an ongoing basis. These service providers sign a written confidentiality agreement and do not distribute the portfolio holding or the results of their analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling shares of the Fund or the Fund’s underlying securities before the Fund’s holdings information becomes public. Neither the Adviser, nor the sub-adviser nor any other party receive any compensation for disclosure of portfolio holdings.

The Board of Directors has approved this portfolio holdings disclosure policy and must approve any material change to the policy. The Board oversees the monitoring of this policy, and exceptions to the policy must be approved by the Fund’s Chief Compliance Officer.

Management of the Fund

Directors and Officers of the Fund

The Fund’s Board of Directors is responsible for overseeing the management of all the Fund’s portfolios. The Board of Directors can amend the Fund’s By-laws, elect its officers, declare and pay dividends, and exercise all the Fund’s powers except those reserved to the shareholders.

The directors and officers of the Fund, together with information as to their principal occupations during the past five years are listed below:

Name and Address	Age	Position with the Fund	Term Served As Officer or Director	Number of Portfolios in Fund Complex	Principal Occupation During Past Five Years and Other Directorships
Independent Directors

James E. Bushman 100 W. Rivercenter Boulevard, 2C Covington, Kentucky	66	Director, Chairman of Audit Committee and Member Independent Directors Committee	Since March 2000	24	Director, Chairman and CEO: Cast-Fab Technologies, Inc. (a manufacturing company); Director: The Midland Company (1998-2008); Air Transport Services Group, Inc., The Littleford Group, Inc. (1984-2010), Hilltop Basic Resources, Inc., The Christ Hospital, The Elizabeth Gamble Deaconess Home Association and The University of Cincinnati Foundation.

George M. Vredeveld University of Cincinnati Economics Center for Education & Research 90 West Daniels Cincinnati, Ohio	68	Lead Independent Director, Member of Independent Directors and Audit Committees	Since March 1996	24	Alpaugh Professor of Economics, University of Cincinnati; President: Economics Center for Education & Research.

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John I. Von Lehman 10 Creek Side Drive Cincinnati, Ohio	58	Director, Member of Independent Directors and Audit Committees	Since August 2007	24	Former Executive Vice President, Secretary and Chief Financial Officer of The Midland Company (1988-2007); Director and Audit Committee and Corporate Governance Committee member: American Financial Group, Inc.; Finance Committee and Investment Committee member: Life Enriching Communities; Investment Committee: Xavier University Foundation.

Interested Director and Officers —

John J. Palmer 2283 E. Sentry Ridge Ct. Tucson, Arizona	71	Chairman and Director	Since July 1997	24	Insurance industry consultant (April 2010 – present), Director: NSLAC; Director: Cincinnati Symphony Orchestra; Trustee: Cincinnati Opera. Prior to March 2010 was President of the Fund, Director and Vice Chairman of ONLI; Prior to May 2010 was President and CEO of NSLAC, Director of other Ohio National-affiliated companies.

Christopher A. Carlson One Financial Way Montgomery, Ohio	52	President	Since March 2000	24	Executive Vice President and Chief Investment Officer, ONLI; President and Director of the Adviser; Chief Investment Officer, NSLAC; Officer and Director of other Ohio National affiliated companies.

Thomas A. Barefield One Financial Way Montgomery, Ohio	58	Vice President	Since February 1998	24	Executive Vice President and Chief Marketing Officer-Institutional Sales, ONLI; Director and Vice President-Marketing, NSLAC; Director of the Adviser; Senior Vice President of Ohio National Equities; Inc.; Recent graduate of class XXIX of Leadership Cincinnati.

Dennis R. Taney One Financial Way Montgomery, Ohio	63	Chief Compliance Officer	Since August 2004	24	Second Vice President, Chief Compliance Officer ONLI, NSLAC, the Adviser and other Ohio National affiliated companies.

R. Todd Brockman One Financial Way Montgomery, Ohio	42	Treasurer	Since August 2004	24	Second Vice President, Mutual Fund Operations, ONLI and NSLAC; Treasurer of the Adviser.

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Kimberly A. Plante One Financial Way Montgomery, Ohio	37	Secretary	Since March 2005	24	Senior Associate Counsel, ONLI; Prior to August 2007 was Assistant Secretary; Secretary of the Adviser. Officer of various other Ohio National-affiliated companies.

Catherine E. Gehr One Financial Way Cincinnati, Ohio	39	Assistant Treasurer	Since March 2005	24	Manager, Mutual Fund Operations, ONLI; Assistant Treasurer of the Adviser.

Katherine L. Carter One Financial Way Cincinnati, Ohio	32	Assistant Secretary	Since August 2007	24	Assistant Counsel, ONLI; Prior to July 2007 was Compliance Officer with Fifth Third Securities, Inc.

All directors and officers of the Fund hold similar positions with Dow Target Variable Fund LLC (“Dow Target”), another investment company sponsored by ONLI and managed by the Adviser. The “Fund Complex” consists of the Fund and Dow Target. None of the directors owns shares of the Fund. All Fund shares are owned by separate accounts of ONLI, ONLAC and NSLAC. John Palmer is treated as an “interested” director of the Fund because he was a director of the Adviser until May 2010, and he was an officer and employee of the Adviser’s parent until March 31, 2010.

Qualifications of the Board of Directors. The Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director should serve as a Director. Among other attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as Directors. In addition, the Board has taken into account the actual service and commitment of the Directors during their tenure in concluding that each should continue to serve. A Director’s ability to perform his duties effectively may have been attained through a Director’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Director of the Fund, other funds in the fund complex, public or private companies, non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each Director that led the Board to conclude that he should serve as a Director.

Messrs. Vredeveld and Bushman have each served as a Director of the Fund and Dow Target Variable Fund for more than 10 years and Mr. Von Lehman for more than three years, including as members and/or Chairs of various Board committees. Mr. Palmer has over 20 years experience as a chairman of a fund board of directors, including over 10 years on the Fund’s Board and the Board of Dow Target Variable Fund and has 30 years experience as a senior executive officer of operating companies and mutual funds and as a director of companies, non-profit entities or other organizations. Dr. Vredeveld has 33 years experience as a professor of economics and as the president of an organization promoting economic research and education. Mr. Bushman has over 36 years of experience as a senior executive officer of operating companies and as a director of companies, non-profit entities or other organizations and is a certified public accountant. Mr. Von Lehman has 19 years of experience as a senior executive officer (including as Chief Financial Officer) of operating companies and as a director of companies, non-profit entities or other organizations and is a certified public accountant.

Specific details about each Director’s professional experience appears in the professional biography tables above.

Structure and Oversight

Board Structure. John J. Palmer is treated as an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Directors have determined that an interested Chairman is appropriate and benefits shareholders because Mr. Palmer has over 20 years experience as a chairman of a fund board of directors, including over 10 years on the Fund’s Board. Independent Directors exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Director is to be independent or an interested person. The Independent Directors have determined that they can act independently and effectively without having an Independent Director serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Directors to constitute a substantial majority of the Board.

In addition, the Directors have appointed Dr. George M. Vredveld as Lead Independent Director. The Lead Independent Director acts as a liaison between the Independent Directors and management with respect to matters important to the Independent Directors. The Lead Independent Director is responsible for coordinating the activities of the Independent Directors, including calling regular meetings and executive sessions of the Independent Directors; developing the agenda

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of each meeting together with the Chairman and management; and chairing the meetings of the Independent Directors. The Chairman and Lead Independent Director may also perform such other functions as may be delegated by the Board from time to time. The Directors have determined that the Board’s leadership structure is appropriate given the Fund’s characteristics and circumstances.

Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Adviser, sub-advisers, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, independent directors’ counsel, and internal auditors of the Adviser or its affiliates, as appropriate, regarding risks faced by the Fund and the risk management programs of the Adviser and certain service providers. The full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Fund’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Fund’s Chief Compliance Officer also meets at least quarterly in executive session with the Independent Directors. The actual day-to-day risk management with respect to the Fund resides with the Adviser, sub-advisers and other service providers to the Fund. Although the risk management policies of the Adviser, sub-advisers and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.

Committees. The Board has no special nominating or compensation committees. These functions are the responsibility of the Board’s Independent Directors Committee. The Independent Directors Committee meets periodically with the Independent Directors’ own independent legal counsel to review matters of Fund governance. The Independent Directors also review investment advisory agreements and subadvisory agreements before the Fund or Adviser enters into those agreements and at least once each year to consider whether or not those agreements should be continued. The Independent Directors Committee held four regularly-scheduled meetings in 2010. All members attended those meetings. In addition to their formal committee meetings, the Independent Directors and their independent legal counsel confer informally from time to time to discuss issues related to the responsibilities of the Independent Directors.

The Independent Directors also constitute the Board’s Audit Committee. The Audit Committee is responsible for recommending to the entire Board the engagement or discharge of the Fund’s independent registered public accounting firm. The Board has ratified the written charter adopted by the Audit Committee on November 5, 2002 and amended on November 18, 2003, August 20, 2008 and August 19, 2010. The Audit Committee meets at least twice a year with the independent registered public accounting firm to review the results of the auditing engagement and to discuss the independent registered public accounting firm’s audit plan for the next ensuing year-end audit of the Fund’s financial reports. The Audit Committee met three times in 2010. The Audit Committee has elected Mr. Bushman as its Chairman. Mr. Bushman has been designated by the Board as an “Audit Committee financial expert.”

Director Ownership in the Fund

None of the Directors directly owns shares of the Fund. As of December 31, 2010, with the exception of Mr. Palmer, the Directors owned no variable contracts issued by Ohio National that would entitle them to give voting instructions with respect to any of the outstanding shares of the Fund. The following table shows the dollar range of the shares beneficially owned by each Director, including Mr. Palmer, as of December 31, 2010:

Director	Dollar Range of Beneficial Ownership of the Fund as of 12/31/2010*	Aggregate Dollar Amount of all Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies as of 12/31/2010*
Independent Directors
James E. Bushman	None	None
George M. Vredeveld	None	None
John I. Von Lehman	None	None
Interested Director
John J. Palmer	D	D

*	Ranges: None

A= $1 to $10,000

B= $10,001 to $50,000

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C= $50,001 to $100,000

D= over $100,000

Ownership of Securities of the Adviser and Related Companies

As of December 31, 2010, no Independent Directors nor any of their immediate family members owned, beneficially or of record, securities of the Adviser, any Sub-Adviser, the distributor, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with the Adviser, any sub-adviser or the distributor.

Compensation of Directors

Directors were compensated as follows in 2010:

Director	Aggregate Compensation From the Fund	Total Compensation From Fund Complex*
James E. Bushman	$57,500	$59,100
John J. Palmer	$48,500	$49,300
John I. Von Lehman	$52,500	$54,100
George M. Vredeveld	$65,000	$66,600

*	The complex includes Ohio National Fund Inc. and Dow Target Variable Fund LLC

Director and officers of the Fund who are employees or officers of the Adviser, ONLI, ONLAC or NSLAC receive no compensation from the Fund Complex. The Fund has no pension, retirement or deferred compensation plan for its directors or officers.

Codes of Ethics

The Fund and the Adviser have adopted codes of ethics under Rule 17j-1 of the Investment Company Act of 1940, as amended, (and the Adviser has adopted a Code of Ethics under Rule 204A-1 under the Investment Advisers Act, as amended). These codes restrict Directors, employees and officers of the Fund, the Adviser and their affiliates from knowingly purchasing or selling (for their own accounts) any securities during a period within fifteen days of the Fund’s purchase or sale of such security. Pursuant to the Sarbanes-Oxley Act of 2002, the Fund has also adopted a Code of Ethics for the Fund’s President (the principal executive officer) and Treasurer (the principal financial and accounting officer) and a procedure for Fund personnel to report legal or ethical violations. In addition, the Fund Board has ratified and approved the Ohio National policy on conflicts of interest governing all officers and employees of Ohio National related entities, including all Fund personnel.

Proxy Voting Policies

The Adviser votes proxies for securities owned by the Fund in accordance with policies and procedures established by the Board of Directors. Proxy votes are cast in favor of proposals that the Adviser believes will enhance the long-term value of the securities. Generally, this means voting for proposals that the Adviser believes will improve the management of the company, increase the rights or preferences of the voted securities, and/or increase the chance that a premium offer would be made for the company or for the voted securities. Whether the Adviser supports or opposes a proposal depends on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, the Adviser generally votes for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a “poison pill” or shareholder rights plan. The Adviser generally votes against the adoption of such a plan unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company.

On matters of capital structure, the Adviser generally votes against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

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On matters related to management compensation, the Adviser generally votes for stock incentive plans aligning the recipients’ interests with the interests of shareholders without creating undue dilution, and against proposals permitting the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, the Adviser generally votes proxies related to proposed mergers, capital reorganizations and similar transactions based upon its analysis of the proposed transaction. The Adviser votes proxies in contested elections of directors based upon its analysis of the opposing slates and their respective business strategies. Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation. The Adviser votes on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general policy for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board. The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

The Adviser may not vote if it believes the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid until then), the Adviser may not vote proxies for such shares.

The Fund’s Board has established a Proxy Committee in order to implement these policies and the Adviser’s Proxy Voting Guidelines, also approved by the Board, and to determine how the Fund or its designated proxy voting agent should vote proxies with respect to issues not clearly addressed by those guidelines and policies. The Proxy Committee shall refer issues to the Board whenever the committee sees fit or when a majority of the committee is unable to resolve an issue.

The Board has authorized the Adviser to hire Glass Lewis & Co. to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions. The Proxy Committee directs Glass Lewis & Co. by means of the Proxy Voting Guidelines. Glass Lewis & Co. may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Proxy Committee, and Glass Lewis & Co. may make any determinations required to implement the Proxy Voting Guidelines. Whenever the Proxy Voting Guidelines require case-by-case direction for a proposal, Glass Lewis provides the Proxy Committee with information it has obtained regarding the proposal. The Proxy Committee then provides specific voting directions to Glass Lewis.

To obtain information about how the Adviser voted with respect to a security held by the Fund during the most recent 12 months ended June 30, or a copy of the Fund’s Proxy Voting Guidelines, send a written request to:

R. Todd Brockman, Treasurer

Ohio National Investments, Inc.

One Financial Way

Montgomery, Ohio 45242

You may also obtain this information by calling the Fund at 800-366-6654 or by logging on to the SEC’s website at www.sec.gov

Shareholders’ Meetings

The Fund’s by-laws do not require that shareholders meetings be held except when matters occur that require shareholder approval. Such matters include election of directors, approval of investment advisory and sub-advisory agreements, and approval of fundamental investment policies and restrictions.

Investment Advisory and Other Services

The Adviser is an Ohio corporation organized on January 17, 1996 to provide investment advice and management services to funds affiliated with ONLI. The Adviser is a wholly-owned subsidiary of ONLI. The Adviser uses ONLI’s investment personnel and administrative systems.

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The Adviser regularly furnishes to the Fund’s Board of Directors recommendations with respect to an investment program consistent with the investment policies of each portfolio. Upon approval of an investment program by the Fund’s Board of Directors, the Adviser implements the program by placing the orders for the purchase and sale of securities or, in the case of the Equity Portfolio, International Portfolio, Capital Appreciation Portfolio, Millennium Portfolio, International Small-Mid Company Portfolio, Aggressive Growth Portfolio, Small Cap Growth Portfolio, Mid Cap Opportunity Portfolio, Capital Growth Portfolio, High Income Bond Portfolio, Strategic Value Portfolio Bristol Portfolio, Bryton Growth Portfolio, Bristol Growth Portfolio, U.S. Equity Portfolio, Balanced Portfolio, Income Opportunity Portfolio, Target VIP Portfolio and Target Equity/Income Portfolio, and the equity component of the Omni Portfolio, by delegating that implementation to Legg Mason, Federated Global, Jennison, Neuberger Berman, Janus, GSAM, Eagle, Federated Investment, Federated Equity, Suffolk, ICON or First Trust as the case may be.

The Adviser’s services are provided under an Investment Advisory Agreement with the Fund. Under the Investment Advisory Agreement, the Adviser provides personnel, including executive officers, for the Fund. The Adviser also furnishes at its own expense or pays the expenses of the Fund for clerical and related administrative services, (other than those provided by the custodian agreements with U.S. Bank and State Street Bank and Trust Company and an agency agreement with U.S. Bancorp Fund Services), office space, and other facilities. The Fund pays corporate expenses incurred in its operations, including, among others, local income, franchise, issuance or other taxes; certain printing costs; brokerage commissions on portfolio transactions; custodial and transfer agent fees; auditing and legal expenses; and expenses relating to registration of its shares for sale and shareholders’ meetings.

As compensation for its services, the Adviser receives from the Fund annual fees on the basis of each portfolio’s average daily net assets during the month for which the fees are paid based on the following schedule:

Equity Portfolio	Omni Portfolio
0.79% of first $200 million	0.60% of first $100 million
0.74% of next $800 million	0.50% of next $150 million
0.70% over $1 billion	0.45% of next $250 million
0.40% of next $500 million
Money Market Portfolio	0.30% of next $1 billion
0.30% of first $100 million	0.25% over $2 billion
0.25% of next $150 million
0.23% of next $250 million	International Portfolio
0.20% of next $500 million	0.85% of first $100 million
0.15% over $1 billion	0.80% of next $100 million
0.70% over $200 million
Small Cap Growth Portfolio
0.90% of first $150 million	Capital Growth Portfolio
0.80% of next 150 million	0.90% of first $100 million
0.75% over $300 million	0.85% of next $100 million
0.80% of next $300 million
0.75% over $500 million
Mid Cap Opportunity Portfolio
0.85% of first $100 million	Strategic Value Portfolio
0.80% of next $100 million	0.75% of first $100 million
0.75% of next $300 million	0.70% of next $400 million
0.70% over $500 million	0.65% of next $500 million
Capital Appreciation Portfolio	International Small-Mid Company Portfolio
0.80% of first $100 million	1.00% of first $100 million
0.75% of next $300 million	0.90% of next $100 million
0.65% of next $600 million	0.85% over $200 million
0.60% over $1 billion
High Income Bond Portfolio
Millennium Portfolio	0.75% of first $75 million
0.80% of first $150 million	0.70% of next $75 million
0.75% on next $150 million	0.65% of next $75 million
0.70% of next $300 million	0.60% over $225 million
0.65% over $600 million

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Nasdaq-100 Index Portfolio
Aggressive Growth Portfolio	0.40% of first $100 million
0.80% of first $100 million	0.35% of next $150 million
0.75% of next $400 million	0.33% over $250 million
0.70% over $500 million
Income Opportunity Portfolio
S&P 500 Index Portfolio	0.80% of first $200 million
0.40% of first $100 million	0.75% of next $300 million
0.35% of next $150 million	0.70% over $500 million
0.33% over $250 million
U.S. Equity Portfolio
Bristol Portfolio	0.75% of first $200 million
0.80% of first $100 million	0.70% of next $300 million
0.70% of next $400 million	0.65% over $500 million
0.65% over $500 million
Balanced Portfolio
Bond Portfolio	0.65% of first $200 million
0.60% of first $100 million	0.60% of next $300 million
0.50% of next $150 million	0.55% over $500 million
0.45% of next $250 million
0.40% of next $500 million	Bryton Growth Portfolio
0.30% of next $1 billion	0.85% of first $100 million
0.25% over $2 billion	0.75% of next $400 million
0.70% over $500 million
Bristol Growth Portfolio
0.80% of first $100 million	Target VIP Portfolio and Target Equity/Income Portfolio
0.70% of next $400 million	0.60% of first $100 million
0.65% over $500 million	0.55% of next $400 million
0.50% over $500 million

However, the Adviser is presently waiving its fees in excess of the following percentages of average daily net assets for these portfolios:

Money Market Portfolio	0.25%

The Fund also incurs other miscellaneous expenses for legal and accounting services, registration and filing fees, custodial services and shareholder services.

Under the Investment Advisory Agreement, the Fund authorizes the Adviser to retain sub-advisers for the Equity Portfolio, International Portfolio, Capital Appreciation Portfolio, Millennium Portfolio, International Small-Mid Company Portfolio, Aggressive Growth Portfolio, Small Cap Growth Portfolio, Mid Cap Opportunity Portfolio, Capital Growth Portfolio, High Income Bond Portfolio, Strategic Value Portfolio, Bristol Portfolio, Bryton Growth Portfolio, U.S. Equity Portfolio, Balanced Portfolio, Income Opportunity Portfolio, Target VIP Portfolio, Target Equity/Income Portfolio and the equity component of the Omni Portfolio subject to the approval of the Fund’s Board of Directors. The Adviser has entered into Sub-Advisory Agreements with Legg Mason, Eagle, Federated Equity, Federated Global, Jennison, Janus, Neuberger Berman, GSAM, Federated Investment, Suffolk, ICON, and First Trust as the case may be, to manage the investment and reinvestment of those portfolios’ assets, subject to the supervision of the Adviser. As compensation for their services the Adviser pays:

(a)	Federated Global fees at the annual rate of

(i)	0.40% of the first $200 million and 0.35% of average daily net assets in excess of $200 million of the International Portfolio, and

(ii)	0.75% of the first $100 million and 0.65% of average daily net assets in excess of $100 million of the International Small-Mid Company Portfolio;

(b)

Jennison a fee at the annual rate of 0.75% of the first $10 million, 0.50% of the next $30 million, 0.35% of the next $25 million, 0.25% of the next $335 million, 0.22% of the next $600 million, and 0.20% of the average daily net asset value in excess of $1 billion of the Capital Appreciation Portfolio;

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(c)

Neuberger Berman a fee at an annual rate of 0.55% of the first $150 million, 0.50% of the next $150 million, and 0.40% of the average daily net asset value in excess of $300 million of the Millennium Portfolio;

(d)

Janus a fee at the annual rate of 0.55% of the first $100 million, 0.50% of the next $400 million, and 0.45% of average daily net asset value in excess of $500 million of the Aggressive Growth Portfolio;

(e)	Janus a fee at an annual rate of 0.60% of the first $150 million, and 0.50% of average daily net assets in excess of $150 million of the Small Cap Growth Portfolio;

(f)	GSAM a fee at an annual rate of 0.60% of the first $100 million, 0.55% of the next $100 million, and 0.50% of average daily net assets in excess of $200 million of the Mid Cap Opportunity Portfolio;

(g)	Suffolk fees at an annual rate of

(i)	0.45% of the first $100 million, 0.40% of the next $400 million, and 0.35% of average daily net assets in excess of $500 million of the Bristol Portfolio,

(ii)	0.50% of the first $100 million, 0.45% of the next $400 million, an 0.40% of average daily net assets in excess of $500 million of the Bryton Growth Portfolio, and

(iii)

0.30% of the first $100 million, 0.25% of the next $150 million, 0.225% of the next $250 million, 0.20% of the next $500 million, 0.15% of the next $1 billion, and 0.125% of average daily net assets in excess of $2 billion of the Omni Portfolio;

(iv)	0.45% of the first $100 million, 0.40% of the next $400 million, and 0.35% of average daily net assets in excess of $500 million of the Bristol Growth Portfolio;

(h)

Federated Investment a fee at an annual rate of 0.50% of the first $30 million, 0.40% of the next $20 million, 0.30% of the next $25 million, and 0.25% of average daily net assets in excess of $75 million of the High Income Bond Portfolio;

(i)

Federated Equity a fee at an annual rate of 0.50% of the first $35 million, 0.35% of the next $65 million and 0.25% of average daily net assets in excess of $100 million for directing the investment and reinvestment of the assets of the Strategic Value Portfolio;

(j)	Legg Mason a fee at an annual rate of 0.40% of the first $200 million and 0.38% of average daily net assets in excess of $200 million of the Equity Portfolio;

(k)	Eagle a fee at an annual rate of 0.59% of the first $100 million, 0.55% of the next $100 million and 0.50% of average daily net assets in excess of $200 million of the Capital Growth Portfolio; and

(l)	ICON fees at an annual rate of

(i)	0.50% of the first $200 million, 0.45% of the next $300 million, and 0.40% of average daily net assets in excess of $500 million for the U.S. Equity Portfolio,

(ii)	0.40% of first $200 million, 0.35% of next $300 million, and 0.30% of average daily net assets in excess of $500 million for the Balanced Portfolio; and

(iii)	0.55% of the first $200 million, 0.50% of the next $300 million and 0.45% of average daily net assets in excess of $500 million for the Income Opportunity Portfolio.

(m)

First Trust fees at an annual rate of 0.35% of the first $500 million, and 0.25% of the average daily net assets in excess of $500 million for each of the Target VIP Portfolio and Target Equity/Income Portfolio.

The following investment advisory fees from each of the Fund’s portfolios were paid to the Adviser for each of the indicated years, ending December 31:

	2010	2009	2008
Equity Portfolio	$1,703,275	$1,561,918	$2,575,622
Money Market Portfolio	838,318	951,105	990,671
Bond Portfolio	846,215	696,693	866,108
Omni Portfolio	243,368	225,810	300,634
International Portfolio	1,671,537	1,534,586	2,262,434
Capital Appreciation Portfolio	984,625	880,542	1,191,940
Millennium Portfolio	607,807	506,793	423,041
International Small-Mid Company Portfolio	690,074	582,867	862,906
Aggressive Growth Portfolio	212,854	175,039	206,899

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Small Cap Growth Portfolio	222,839	156,671	180,660
Mid Cap Opportunity Portfolio	539,805	600,967	836,602
S&P 500 Index Portfolio	612,199	495,827	549,961
Capital Growth Portfolio	362,975	273,242	303,594
High Income Bond Portfolio	1,538,336	837,627	611,233
Strategic Value Portfolio	160,000	109,180	140,655
Nasdaq-100 Index Portfolio	183,477	145,688	157,829
Bristol Portfolio	1,205,457	853,043	734,295
Bryton Growth Portfolio	1,011,606	689,707	546,195
U.S. Equity Portfolio	99,609	97,310	146,457
Balanced Portfolio	86,900	79,818	82,542
Income Opportunity Portfolio	62,673	43,028	38,176
Target VIP Portfolio	119,135	111,970	139,938
Target Equity/Income Portfolio	139,905	134,147	210,247
Bristol Growth Portfolio	349,369	59,527	51,856

Total	$14,492,358	$11,853,105	$14,410,494

The following additional amounts were earned but waived by the Adviser as described above:

	2010	2009	2008
Money Market Portfolio	$50,000	$50,000	$50,000

The Investment Advisory Agreement also provides that if the total expenses applicable to any portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest and the investment advisory fee) exceed 1%, on an annualized basis, of such portfolio’s average daily net asset value, the Adviser will pay such expenses. For 2010, the Advisor paid $1,858 of such fees for the Income Opportunity Portfolio. In 2010, the Adviser voluntarily reimbursed the Money Market Portfolio for certain expenses, in the amount of $515,931.

Under a Service Agreement among the Fund, the Adviser and ONLI, the latter has agreed to furnish the Adviser, at cost, such research facilities, services and personnel as may be needed by the Adviser in connection with its performance under the Investment Advisory Agreement. The Adviser reimburses ONLI for its expenses in this regard.

The Board of Directors and the shareholders of the respective portfolios initially voted to approve the current Investment Advisory, Service and Sub-Advisory Agreements on the dates indicated below:

	Board of Directors	Shareholders
Equity Portfolio (Investment Advisory and Service)	01-24-1996	03-28-1996
Equity Portfolio (Sub-Advisory)	05-20-1999	07-22-1999
Money Market Portfolio	01-24-1996	03-28-1996
Bond Portfolio	01-24-1996	03-28-1996
Omni Portfolio (Investment Advisory and Service)	01-24-1996	03-28-1996
Omni Portfolio (Sub-Advisory)	03-20-2002	04-30-2002
International Portfolio (Investment Advisory and Service)	01-24-1996	03-28-1996
International Portfolio (Sub-Advisory)	12-09-1998	04-05-1999
Capital Appreciation Portfolio (Investment Advisory and Service)	01-24-1996	03-28-1996
Capital Appreciation Portfolio (Sub-Advisory)	11-02-1999	04-03-2000
Millennium Portfolio (Investment Advisory and Service)	01-24-1996	03-28-1996
Millennium Portfolio (Sub-Advisory)	03-12-2009	N/A
International Small-Mid Company Portfolio (Investment Advisory and Service)	01-24-1996	03-28-1996
International Small-Mid Company Portfolio (Sub-Advisory)	12-09-1998	04-05-1999
Aggressive Growth Portfolio (Investment Advisory and Service)	01-24-1996	03-28-1996
Aggressive Growth Portfolio (Sub-Advisory)	11-07-2001	03-27-2002
Small Cap Growth Portfolio (Investment Advisory and Service)	08-22-1996	01-02-1997
Small Cap Growth Portfolio (Sub-Advisory)	08-28-2002	N/A
Mid Cap Opportunity Portfolio (Investment Advisory and Service)	08-22-1996	01-02-1997
Mid Cap Opportunity Portfolio (Sub-Advisory)	11-19-2009	N/A
S&P 500 Index Portfolio	08-22-1996	01-02-1997

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Capital Growth Portfolio (Investment Advisory and Service)	02-11-1998	04-30-1998
Capital Growth Portfolio (Sub-Advisory)	05-29-2003	N/A
High Income Bond Portfolio	02-11-1998	04-30-1998
Strategic Value Portfolio	02-11-1998	04-30-1998
Nasdaq-100® Index Portfolio	03-08-2000	05-01-2000
Bristol Portfolio	03-20-2002	04-30-2002
Bryton Growth Portfolio	03-20-2002	04-30-2002
U.S. Equity Portfolio	03-08-2004	N/A
Balanced Portfolio	03-08-2004	N/A
Income Opportunity Portfolio	03-08-2004	N/A
Target VIP Portfolio	09-22-2010	N/A
Target Equity/Income Portfolio	09-22-2010	N/A
Bristol Growth Portfolio	03-27-2007	N/A

These agreements will continue in force from year to year if continuance is specifically approved at least annually by a majority of the Fund’s directors who are not parties to such agreements or interested persons of any such party, with votes to be cast in person at a meeting called for the purpose of voting on such continuance, and also by a majority of the Board of Directors or by a majority of the outstanding voting securities of each portfolio voting separately.

The Fund’s Board of Directors reviews each of the foregoing agreements at least once each year to determine whether or not the agreements should be continued. In reviewing the agreements, the Board reviews information provided to it by the Adviser and subadvisers before the meeting. The Board considers the nature and quality of services provided by the Adviser and each subadviser, the charges for those services, investment performance, and comparisons of the charges with those of peer investment advisers managing similar mutual fund portfolios. The Board also considers other factors such as the Adviser’s income, expenses and profitability, the extent to which the Adviser realizes economies of scale, other sources of revenue to the Adviser, the control of Fund operating expenses, and the manner in which portfolio securities are purchased and sold. The performance of each portfolio is compared with that of its benchmark comparison index and with the performance of similar portfolios. Before the meeting at which the agreements are considered for adoption or continuance, the directors request and receive information from the Adviser and subadvisers relative to these factors. The Board also considers the Adviser’s and subadvisers’ compliance with investment policies, regulatory requirements and ethical standards. The independent directors also confer with their independent legal counsel to consider their role and duties with respect to the review and approval of the agreements. Each agreement (and with respect to the Investment Advisory/Sub-Advisory Agreements, each portfolio) is considered separately on its own merits.

The Investment Advisory, Service, and Sub-Advisory Agreements may be terminated as to any portfolio at any time without the payment of any penalty, on 60 days’ written notice to the Adviser by the Fund’s Board of Directors or by a vote of the majority of the portfolio’s outstanding voting securities. The Investment Advisory Agreement may be terminated by the Adviser on 90 days’ written notice to the Fund. The Service Agreement may be terminated, without penalty, by the Adviser or ONLI on 90 days’ written notice to the Fund and the other party. The Sub-Advisory Agreements may be terminated, without penalty, by the Adviser or the sub-adviser on 90 days’ written notice to the Fund and the other party. Any Agreement will automatically terminate in the event of its assignment.

The Securities and Exchange Commission has issued an order permitting the Adviser, subject to the Fund Board’s approval and oversight, to enter into, materially amend and terminate subadvisory agreements (other than with affiliated subadvisors). The shareholders of each portfolio approved this arrangement on April 30, 2002.

PORTFOLIO MANAGERS

Bond Portfolio

Portfolio Manager: Philip Byrde

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	1 fund / $41 million
Other Pooled Investment Vehicles	0
Other Accounts	3 / $6.43 billion

*	None of the Accounts has an advisory fee that is based on the performance of the account.

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Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: Philip Byrde is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the portfolio’s benchmark and performance vs. the portfolio’s peer group both calculated over one and three year time periods. A portion of Mr. Byrde’s variable annual incentive compensation is discretionary and is based on a number of factor’s including corporate profitability, training and support of co-workers and overall contribution to corporate performance.

Ownership of Shares: $100,001 — $500,000

Omni Portfolio (Fixed Income Portion)

Portfolio Manager: Philip Byrde

Other Accounts Managed	Total Number of Other Accounts Managed / Total Assets*
Registered Investment Companies	1 fund / $142 million
Other Pooled Investment Vehicles	0
Other Accounts	3 / $6.43 billion

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: Philip Byrde is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the portfolio’s benchmark and performance vs. the portfolio’s peer group both calculated over one and three year time periods. A portion of Mr. Byrde’s variable annual incentive compensation is discretionary and is based on a number of factor’s including corporate profitability, training and support of co-workers and overall contribution to corporate performance.

Ownership of Shares: $100,001 — $500,000

Money Market Portfolio

Portfolio Manager: William Hilbert

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Other Accounts Managed	Total Number of Other Accounts Managed / Total Assets*
Registered Investment Companies	2 funds / $242 million
Other Pooled Investment Vehicles	0
Other Accounts	0

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio —trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: William Hilbert is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on performance vs. the portfolio’s Lipper peer group calculated over one and three year time periods. A portion of Mr. Hilbert’s variable annual incentive compensation is discretionary and is based on a number of factor’s including corporate profitability, training and support of co-workers and overall contribution to corporate performance.

Ownership of Shares: $50,001 — $100,000

S&P 500® Index Portfolio

Portfolio Manager: William Hilbert

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	2 funds / $342 million
Other Pooled Investment Vehicles	0
Other Accounts	0

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: William Hilbert is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including the portfolio’s correlation and proximity to its benchmark both calculated over one and three year time periods. A portion of Mr. Hilbert’s variable annual incentive compensation is discretionary and is based on a number of factor’s including corporate profitability, training and support of co-workers and overall contribution to corporate performance.

Ownership of Shares: $50,001 — $100,000

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Nasdaq-100® Index Portfolio

Portfolio Manager: William Hilbert

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	2 funds / $470 million
Other Pooled Investment Vehicles	0
Other Accounts	0

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: William Hilbert is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including the portfolio’s correlation and proximity to its benchmark both calculated over one and three year time periods. A portion of Mr. Hilbert’s variable annual incentive compensation is discretionary and is based on a number of factors including corporate profitability, training and support of co-workers and overall contribution to corporate performance.

Ownership of Shares: $50,001 — $100,000

Bristol Portfolio

Portfolio Manager: Donald Gilbert

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	6 funds / $783.4 million
Other Pooled Investment Vehicles	0
Other Accounts	15 / $1.812 billion

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: Donald Gilbert is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the portfolio’s benchmark over one and three year periods. A portion of Mr. Gilbert’s variable annual incentive compensation is based on a number of other factors including corporate profitability, training, marketing support and overall contribution to corporate performance.

Ownership of Shares: $100,001 — $500,000

31

Omni Portfolio (Equity Portion)

Portfolio Manager: Donald Gilbert

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	6 funds / $941.0 million
Other Pooled Investment Vehicles	0
Other Accounts	15 / $1.812 billion

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: Donald Gilbert is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the portfolio’s benchmark over one and three year periods. A portion of Mr. Gilbert’s variable annual incentive compensation is based on a number of factors including corporate profitability, training, marketing support and overall contribution to corporate performance.

Ownership of Shares: $100,001 — $500,000

Bryton Growth Portfolio

Portfolio Manager: Philip Zheng

Other Accounts Managed	Total Number of Other Accounts Managed / Total Assets*
Registered Investment Companies	0
Other Pooled Investment Vehicles	0
Other Accounts	0

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: Philip Zheng is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is discretionary and is determined based on multiple criteria including performance vs. the portfolio’s benchmark, corporate profitability, training, marketing support and overall contribution to corporate performance.

Ownership of Shares: $1—$10,000

32

Bryton Growth Portfolio

Portfolio Manager: Donald Gilbert

Other Accounts	Total Number of Other Accounts Managed / Total Assets*
Registered Investment Companies	6 funds/$828.9 million
Other Pooled Investment Vehicles	0
Other Accounts	15/$1.812 billion

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: Donald Gilbert is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the portfolio’s benchmark over one and three year periods. A portion of Mr. Gilbert’s variable annual incentive compensation is based on a number of other factors including corporate profitability, training, marketing support and overall contribution to corporate performance.

Ownership of Shares: $100,001 — $500,000

Income Opportunity Portfolio

Portfolio Manager: Robert Straus

ICON uses a disciplined, objective, non-emotional methodology to identify industries and sectors that its methodology suggests are underpriced relative to its calculation of intrinsic value. Each Portfolio is managed by the respective Portfolio Manager who evaluates the market sectors and looks to identify themes and industries based on value-to-price ratios and relative strength metrics, the core of the ICON system. The day-to-day management of the Portfolio is system-based and continuously monitored by the Portfolio Manager. Investment decisions are subject to an account’s objective(s), policies, and restrictions and the oversight of ICON’s Investment Committee.

Other Accounts Managed:

Other Accounts	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	Portfolio manager or co-portfolio manager 3 funds / $85.6 million
Other Pooled Investment Vehicles	0
Other

Accounts Member of Investment team that develops model used to manage 5,524 mutual fund allocation portfolios and 3 personal accounts / $427.8 million (asset allocation) and $138,327 (personal accounts)

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: The fact that the Portfolio Manager has day-to-day management responsibility for more than one account may create the potential for conflicts to arise. For example, the Portfolio Manager regularly purchases or sells the same security for different accounts at approximately the same time. To address any conflicts that this situation might create, ICON will generally combine client orders (i.e., enter a “bunched” order) in an effort to obtain best execution or to negotiate a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts at approximately the same time are executed at different prices or commissions, the transactions will generally be allocated to each account at the average execution price and commission. In circumstances where a bunched order is

33

not completely filled, each account will receive a minimum fill amount (“MFA”). After the MFA is made, the remaining shares in the partial fill are allocated pro-rata to the accounts with orders exceeding the MFA.

ICON has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: The Portfolio Manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the total value of the assets, and the growth in assets, managed by the Portfolio Manager (these are a function of performance, retention of assets, and flows of new assets), the Portfolio Manager’s contribution to the investment manager’s research process, and trends in industry compensation levels and practices.

The Portfolio Manager also receives employee benefits, including, but not limited to, health care and other insurance benefits, and participation in the investment manager’s 401(k) program.

Ownership of Shares: The Portfolio Manager does not own any shares of the Ohio National Fund.

Balanced Portfolio

Portfolio Manager: Scott Callahan

ICON uses a disciplined, objective, non-emotional methodology to identify industries and sectors that its methodology suggests are underpriced relative to its calculation of intrinsic value. Each Portfolio is managed by the respective Portfolio Manager who evaluates the market sectors and looks to identify themes and industries based on value-to-price ratios and relative strength metrics, the core of the ICON system. The day-to-day management of the Portfolio is system-based and continuously monitored by the Portfolio Manager. Investment decisions are subject to an account’s objective(s), policies, and restrictions and the oversight of ICON’s Investment Committee.

Other Accounts Managed:

Other Accounts	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	Portfolio manager or co-portfolio manager 2 funds / $150.5 million
Other Pooled Investment Vehicles	0
Other	Accounts Member of Investment team that develops model used to manage 5,524 mutual fund allocation portfolios and 2 personal accounts/ $427.8 million (asset allocation) and $7,490 (personal accounts)

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: The fact that the Portfolio Manager has day-to-day management responsibility for more than one account may create the potential for conflicts to arise. For example, the Portfolio Manager regularly purchases or sells the same security for different accounts at approximately the same time. To address any conflicts that this situation might create, ICON will generally combine client orders (i.e., enter a “bunched” order) in an effort to obtain best execution or to negotiate a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts at approximately the same time are executed at different prices or commissions, the transactions will generally be allocated to each account at the average execution price and commission. In circumstances where a bunched order is not completely filled, each account will receive a minimum fill amount (“MFA”). After the MFA is made, the remaining shares in the partial fill are allocated pro-rata to the accounts with orders exceeding the MFA.

ICON has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: The Portfolio Manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the total value of the assets, and the growth in assets, managed by the Portfolio Manager (these are a function of performance, retention of assets, and flows of new assets), the Portfolio Manager’s contribution to the investment manager’s research process, and trends in industry compensation levels and practices.

The Portfolio Manager also receives employee benefits, including, but not limited to, health care and other insurance benefits, and participation in the investment manager’s 401(k) program.

Ownership of Shares: The Portfolio Manager does not own any shares of the Ohio National Fund.

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Balanced Portfolio

Portfolio Manager: Zach Jonson

ICON uses a disciplined, objective, non-emotional methodology to identify industries and sectors that its methodology suggests are underpriced relative to its calculation of intrinsic value. Each Portfolio is managed by the respective Portfolio Manager who evaluates the market sectors and looks to identify themes and industries based on value-to-price ratios and relative strength metrics, the core of the ICON system. The day-to-day management of the Portfolio is system-based and continuously monitored by the Portfolio Manager. Investment decisions are subject to an account’s objective(s), policies, and restrictions and the oversight of ICON’s Investment Committee.

Other Accounts Managed:

Other Accounts	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	Portfolio manager or co-portfolio manager 3 funds / $298.2 million
Other Pooled Investment Vehicles	0
Other	Accounts Member of Investment team that develops model used to manage 5,524 mutual fund allocation portfolios and 2 personal accounts/ $427.8 million (asset allocation) and $61,803 (personal accounts)

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: The fact that the Portfolio Manager has day-to-day management responsibility for more than one account may create the potential for conflicts to arise. For example, the Portfolio Manager regularly purchases or sells the same security for different accounts at approximately the same time. To address any conflicts that this situation might create, ICON will generally combine client orders (i.e., enter a “bunched” order) in an effort to obtain best execution or to negotiate a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts at approximately the same time are executed at different prices or commissions, the transactions will generally be allocated to each account at the average execution price and commission. In circumstances where a bunched order is not completely filled, each account will receive a minimum fill amount (“MFA”). After the MFA is made, the remaining shares in the partial fill are allocated pro-rata to the accounts with orders exceeding the MFA.

ICON has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: The Portfolio Manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the total value of the assets, and the growth in assets, managed by the Portfolio Manager (these are a function of performance, retention of assets, and flows of new assets), the Portfolio Manager’s contribution to the investment manager’s research process, and trends in industry compensation levels and practices.

The Portfolio Manager also receives employee benefits, including, but not limited to, health care and other insurance benefits, and participation in the investment manager’s 401(k) program.

Ownership of Shares: The Portfolio Manager does not own any shares of the Ohio National Fund.

U.S. Equity Portfolio

Portfolio Manager: Craig Callahan

ICON uses a disciplined, objective, non-emotional methodology to identify industries and sectors that its methodology suggests are underpriced relative to its calculation of intrinsic value. Each Portfolio is managed by the respective Portfolio Manager who evaluates the market sectors and looks to identify themes and industries based on value-to-price ratios and relative strength metrics, the core of the ICON system. The day-to-day management of the Portfolio is system-based and continuously monitored by the Portfolio Manager. Investment decisions are subject to an account’s objective(s), policies, and restrictions and the oversight of ICON’s Investment Committee.

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Other Accounts Managed:

Other Accounts	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	Portfolio manager of co-portfolio manager 2 funds / $125.4 million
Other Pooled Investment Vehicles	0
Other	Accounts Member of Investment team that develops model used to manage 5,524 mutual fund allocation portfolios and 8 personal accounts/ $427.8 million (asset allocation), and $2.0 million (personal accounts)

Conflicts of Interest: The fact that the Portfolio Manager has day-to-day management responsibility for more than one account may create the potential for conflicts to arise. For example, the Portfolio Manager regularly purchases or sells the same security for different accounts at approximately the same time. To address any conflicts that this situation might create, ICON will generally combine client orders (i.e., enter a “bunched” order) in an effort to obtain best execution or to negotiate a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts at approximately the same time are executed at different prices or commissions, the transactions will generally be allocated to each account at the average execution price and commission. In circumstances where a bunched order is not completely filled, each account will receive a minimum fill amount (“MFA”). After the MFA is made, the remaining shares in the partial fill are allocated pro-rata to the accounts with orders exceeding the MFA.

ICON has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: The Portfolio Manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the total value of the assets, and the growth in assets, managed by the Portfolio Manager (these are a function of performance, retention of assets, and flows of new assets), the Portfolio Manager’s contribution to the investment manager’s research process, and trends in industry compensation levels and practices.

The Portfolio Manager also receives employee benefits, including, but not limited to, health care and other insurance benefits, and participation in the investment manager’s 401(k) program.

Ownership of Shares: The Portfolio Manager does not own any shares of the Ohio National Fund.

Equity Portfolio

Portfolio Manager: Mary Chris Gay(1)

Other Accounts Managed:

Other Accounts	Total Number of Other Accounts Managed/ Total Assets*
Registered Investment Companies	7 funds / $829.83 million
Other Pooled Investment Vehicles	9 pooled investment vehicles/ $1,362.05 million
Other Accounts	1 accounts/ $146.24 million*

*	None of the other accounts have a performance based advisory fee.

Conflicts of Interest: The portfolio manager has day-to-day management responsibility for multiple accounts, which may include mutual funds, separately managed advisory accounts, commingled trust accounts, offshore funds, and insurance company separate accounts. The management of multiple accounts by the portfolio manager may create the potential for conflicts to arise. For example, even though all accounts in the same investment style are managed similarly, the portfolio manager make investment decisions for each account based on the investment guidelines, cash flows, and other factors that the manager believes are applicable to that account. Consequently, the portfolio manager may purchase (or sell) the same security for multiple accounts at different times. A portfolio manager may also manage accounts whose style, objectives, and policies differ from those of the Fund. Trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, that sale could cause the market price of the security to decrease, while the Fund maintained its position in the security. A potential conflict may also arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities of limited availability. This conflict may be heightened where an account is subject to a performance-based fee. A portfolio manager’s personal investing may also give rise to potential conflicts of interest.

36

Legg Mason Capital Management, Inc. has adopted brokerage, trade allocation, personal investing and other policies and procedures that it believes are reasonably designed to address the potential conflicts of interest described above.

Compensation: The Portfolio Manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the total value of the assets, and the growth in assets, managed by the Portfolio Manager (these are a function of performance, retention of assets, and flows of new assets), the Portfolio Manager’s contribution to the investment manager’s research process, and trends in industry compensation levels and practices.

The Portfolio Manager is also eligible to receive stock options from Legg Mason based upon an assessment of the Portfolio Manager’s contribution to the success of the company, as well as employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

Ownership of Shares: The Portfolio Manager does not own any shares of the Ohio National Fund Equity Portfolio.

(1)

Bill Miller, Chairman and Chief Investment Officer of Legg Mason Capital Management, Inc., manages a master portfolio that serves as a model for the Equity Portfolio. Ms. Gay, however, is solely responsible for the day-to-day management of the Equity and for implementing the investment strategies pursued by the master portfolio, subject to the Equity Portfolio’s investment objectives, restrictions, cash flows, and other considerations.

International Small-Mid Company Portfolio

Portfolio Manager: Leonardo A Vila

The following information about the Fund’s portfolio manager is provided as of the end of the fund’s most recently completed fiscal year.

Additional Accounts Managed by Portfolio Manager

Types of Accounts Managed by Leonardo Vila	Total Number of Additional Accounts Managed /Total Assets*
Registered Investment Companies	1 Fund/$318 million
Other Pooled Investment Vehicles	0
Other Accounts	0

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Leonardo Vila is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund’s designated peer group of comparable accounts and vs. the Fund’s benchmark (i.e. S&P Developed xUS Small-Mid Cap Growth Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Vila is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Within each performance measurement period, IPP is calculated with an equal weighting of each account managed by the portfolio manager. In his role as Co-Head of the International Equity Group, Mr. Vila has oversight responsibility for other portfolios that he does not personally manage. A portion of the IPP score is determined by the investment performance of these other portfolios vs. product specific peer groups and benchmarks. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

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In addition, Leonardo Vila was awarded a grant of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated’s senior management.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Strategic Value Portfolio

Portfolio Managers: Walter C. Bean

The following information about the Fund’s portfolio manager is provided as of the end of the fund’s most recently completed fiscal year.

Additional Accounts Managed by Portfolio Manager

Types of Accounts Managed by Walter Bean	Total Number of Additional Accounts Managed /Total Assets*
Registered Investment Companies	2 Funds / $2,264 million
Other Pooled Investment Vehicles	1 Portfolio / $396 thousand
Other Accounts	437 Accounts / $2,380 million

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Walter Bean is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund’s designated peer group of comparable accounts and vs. the Fund’s benchmark (i.e., Dow Jones Select Dividend Index). In addition, performance is measured by comparing the Fund’s average gross one-year distribution yield for 1, 3 and 5 calendar year periods vs. a designated peer group of comparable accounts. Performance is also measured by comparing the Fund’s average one-year distribution yield vs. the Fund’s benchmark and the Fund’s one-year dividend growth vs. the Fund’s designated peer group of comparable accounts and vs. the Fund’s benchmark. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Walter Bean is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. In his role as head of the Equity Value team, Mr. Bean has oversight responsibility for other portfolios that he does not personally manage. A portion of the IPP score is determined by the investment performance of these other portfolios vs. product specific benchmarks. A portion of the bonus tied to the IPP score maybe adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category maybe determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could

38

arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Portfolio Manager: Daniel Peris

The following information about the Fund’s portfolio manager is provided as of the end of the fund’s most recently completed fiscal year.

Additional Accounts Managed by Portfolio Manager

Types of Accounts Managed by Daniel Peris	Total Number of Additional Accounts Managed /Total Assets*
Registered Investment Companies	2 Funds / $2,264 million
Other Pooled Investment Vehicles	1 Portfolio / $396 thousand
Other Accounts	437 Accounts / $2,380 million

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Daniel Peris is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund’s designated peer group of comparable accounts and vs. the Fund’s benchmark (i.e., Dow Jones Select Dividend Index). In addition, performance is measured by comparing the Fund’s average gross one-year distribution yield for 1, 3 and 5 calendar year periods vs. a designated peer group of comparable accounts. Performance is also measured by comparing the Fund’s average one-year distribution yield vs. the Fund’s benchmark and the Fund’s one-year dividend growth vs. the Fund’s designated peer group of comparable accounts and vs. the Fund’s benchmark. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Daniel Peris is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. A portion of the bonus tied to the IPP score maybe adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category maybe determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Daniel Peris was awarded a grant of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated’s senior management.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

High Income Bond Portfolio

Portfolio Manager: Mark Durbiano

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The following information about the Fund’s portfolio manager is provided as of the end of the fund’s most recently completed fiscal year.

Additional Accounts Managed by Portfolio Manager

Types of Accounts Managed by Mark Durbiano	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	17 Funds/$5,019 million
Other Pooled Investment Vehicles	2 Portfolios/$36 million
Other Accounts	1 Account/$52 million

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Mark Durbiano is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund’s benchmark (i.e., Barclays U.S. Corporate High Yield 2% Issuer Constrained Index), and vs. the Fund’s designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. In addition, Mr. Durbiano serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds. A portion of the IPP score is based on Federated’s senior management’s assessment of team contributions. A portion of the bonus tied to the IPP score maybe adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

International Portfolio

Portfolio Manager: Audrey H. Kaplan

The following information about the Fund’s portfolio manager is provided as of the end of the fund’s most recently completed fiscal year.

40

Additional Accounts Managed by Portfolio Manager

Types of Accounts Managed by Audrey Kaplan	Total Number of Additional Accounts Managed /Total Assets*
Registered Investment Companies	2 Funds /$909 million
Other Pooled Investment Vehicles	0 / $0
Other Accounts	0 / $0

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Audrey Kaplan is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund’s designated peer group of comparable accounts and vs. the Fund’s benchmark (i.e., Morgan Stanley Capital International All Country World ex U.S. Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Audrey Kaplan is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. A portion of the bonus tied to the IPP score maybe adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Audrey Kaplan was awarded a grant of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated’s senior management.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Portfolio Manager: Geoffrey C. Pazzanese

The following information about the Fund’s portfolio manager is provided as of the end of the fund’s most recently completed fiscal year.

Additional Accounts Managed by Portfolio Manager

Types of Accounts Managed by Geoffrey Pazzanese	Total Number of Additional Accounts Managed /Total Assets*
Registered Investment Companies	2 Funds/$909 million
Other Pooled Investment Vehicles	0
Other Accounts	0

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Geoffrey Pazzanese is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The

41

annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund’s designated peer group of comparable accounts and vs. the Fund’s benchmark (i.e., Morgan Stanley Capital International All Country World ex U.S. Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Geoffrey Pazzanese is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. A portion of the bonus tied to the IPP score maybe adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Geoffrey Pazzanese was awarded a grant of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated’s senior management.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Capital Appreciation Portfolio

Portfolio Managers: Mark G. DeFranco and Brian M. Gillott are the portfolio managers of the portfolio. Mr. DeFranco and Mr. Gillott generally have final authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Mark G. DeFranco is a Managing Director of Jennison. Mr. DeFranco joined Jennison Associates in 1998 and has over 20 years of experience in the investment industry. As a member of Jennison Associates’ Opportunistic Equity team, Mr. DeFranco co-manages over $2 billion in assets. In addition to his portfolio management responsibilities, Mr. DeFranco researches many areas including financial services, specialty chemicals, natural resources, and generalist opportunities. Before joining Jennison, Mr. DeFranco was a precious metals equity analyst and portfolio manager at Pomboy Capital from 1995 until 1998. Prior to Pomboy Capital, Mr. DeFranco spent six years as a research analyst at Comstock Partners, responsible for following value equity securities as well as fixed income investments. He was also a member of the equity research sales division of Salomon Brothers from 1987 to 1989. Mr. DeFranco graduated with an M.B.A. in finance from Columbia University and received a B.A. in economics from Bates College. Barron’s Magazine named Mr. DeFranco as one of the top 100 mutual fund managers in 2005, 2006, 2007 and 2008.

Brian M. Gillott is a Managing Director of Jennison. Mr. Gillott joined Jennison in September 1998 from Soros Fund Management, where he was an equity analyst following a variety of industries for the company’s global hedge fund, seeking both long and short ideas. Mr. Gillott is a ten-year veteran of Jennison Associates’ Opportunistic Equity team and co-manages over $2 billion in assets. As part of his portfolio management responsibilities, Mr. Gillott researches many areas including industrials, media, aerospace, basic materials and various generalist opportunities. Prior to Soros Fund, he was an analyst at Goldman Sachs & Co. in the private client asset management group. He received a B.S. with honors from Penn State University. During his four years at Penn State, he worked at Trinity Investment Management as a financial analyst. Barron’s Magazine named Mr. Gillott as one of the top 100 mutual fund managers 2005, 2006, 2007 and 2008.

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The portfolio managers for the portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Other Accounts Managed:

Account Type	Portfolio Manager	Market Value (Thousands)	Number of Accounts	Market Value of Performance Fee Accounts (Thousands)	Number of Performance Fee Accounts
Registered Investment Companies	DeFranco, Mark G.	$351,055	1	0	0
Other Pooled Investment Vehicles	DeFranco, Mark G.	645,546	2	0	0
Other Accounts*	DeFranco, Mark G.	1,074,269	9	0	0

*	Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

Account Type	Portfolio Manager	Market Value (Thousands)	Number of Accounts	Market Value of Performance Fee Accounts (Thousands)	Number of Performance Fee Accounts
Registered Investment Companies	Gillott, Brian M.	$351,055	1	0	0
Other Pooled Investment Vehicles	Gillott, Brian M.	645,546	2	0	0
Other Accounts*	Gillott, Brian M.	1,074,269	9	0	0

*	Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

Conflicts of Interest: In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison’s portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, other types of unregistered commingled accounts (including hedge funds), affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.

Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.

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In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. Fees charged to clients differ depending upon a number of factors including, but not limited to, the particular strategy, the size of the portfolio being managed, the relationship with the client, the service requirements and the asset class involved. Fees may also differ based on the account type (e.g., commingled accounts, trust accounts, insurance company separate accounts or corporate, bank or trust-owned life insurance products). Some accounts, such as hedge funds and alternative strategies, have higher fees, including performance fees, than others. Based on these factors, a client may pay higher fees than another client in the same strategy. Also, clients with larger assets under management generate more revenue for Jennison than smaller accounts. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another.

Furthermore, if a greater proportion of a portfolio manager’s compensation could be derived from an account or group of accounts, which include hedge fund or alternative strategies, than other accounts under the portfolio manager’s management, there could be an incentive for the portfolio manager to favor the accounts that could have a greater impact on the portfolio manager’s compensation. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

Compensation: Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison-managed investment strategies on a tax-deferred basis.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors reviewed for the portfolio managers are listed below in order of importance.

The following primary quantitative factors are reviewed for the portfolio managers:

•

One and three year pre-tax investment performance of groupings of accounts relative to market conditions, pre-determined passive indices, such as the Standard & Poor’s 500 Composite Stock Price Index and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.

•

The investment professional’s contribution to client portfolios’ pre-tax one and three year performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, such as the Standard & Poor’s 500 Composite Stock Price Index, and the investment professional’s respective coverage universes;

The qualitative factors reviewed for the portfolio managers may include:

•	Historical and long-term business potential of the product strategies;

•	Qualitative factors such as teamwork and responsiveness; and

•	Other individual factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

Ownership of Shares:

Mark G. DeFranco: None

Brian M. Gillott: None

Millennium Portfolio

Portfolio Managers: David Burshtan

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Other Accounts Managed:

Total Number of Other Accounts Managed / Total Assets
Registered Investment Companies*	2/$245 million
Other Pooled Investment Vehicles	0/0
Other Accounts**	4/$257 million

*	Registered Investment Companies include all mutual funds managed by Neuberger Berman.
**	Other Accounts include: Institutional Separate Accounts, Sub-Advised and Managed Accounts (WRAP).

Conflicts of Interest: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Portfolio. Securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Neuberger Berman has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation: Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance. The bonus for a Portfolio Manager is determined by using a formula which may or may not contain a discretionary component. The discretionary component is determined on the basis of a variety of criteria including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity. An integral part of the Acquisition (the management buyout of Neuberger Berman in 2009) was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.

The senior Portfolio Managers on the mutual fund teams are key shareholders in the equity ownership structure. On a yearly basis over the next five years, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. A set percentage of employee equity and preferred stock is subject to vesting.

Contingent Compensation Plan. We have also established the Neuberger Berman Group Contingent Compensation Plan pursuant to which a certain percentage of an employees’ compensation is deemed contingent and vests over a three-year period. Under the plan, most participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team’s investment performance, as well as the performance of a portfolio of other investment funds managed by Neuberger Berman Group investment professionals.

Restrictive Covenants. Portfolio Managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions with respect to confidential information and employee and client solicitation.

Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a “finder’s fee” or “referral fee” paid to a third party). The percentage of revenue a Portfolio Manager receives will vary based on certain revenue thresholds.

Ownership of Shares:

David Burshtan — None

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Aggressive Growth Portfolio

Portfolio Manager: Ron Sachs

Other Accounts:

The following is information regarding the number of funds/accounts managed by the portfolio manager and total fund/account assets managed as of December 31, 2010.

Total Number of Other Accounts Managed /Total Assets
Registered Investment Companies	17(1) /$21,190,841,249
Other Pooled Investment Vehicles	1 / $62,134,810
Other Accounts	6 /$2,312,394,288

(1)	Three of the accounts included in the total, consisting of $17,044,719,964 of the total assets, has a performance-based advisory fee.

Material Conflicts: The following describes material conflicts as of December 31, 2010. As shown in the table above, the portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as subadviser, and separately managed accounts. Fees earned by Janus may vary among these accounts, the portfolio manager may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Portfolio. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Compensation: The following describes the structure and method of calculating the portfolio manager’s compensation as of December 31, 2010.

The portfolio manager is compensated for managing the Portfolio and any other funds, portfolios or accounts for which he has exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group Inc. (“JCGI”) restricted stock, stock options and a cash deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.

Variable compensation is structured to pay the portfolio manager primarily on the Managed Funds’ performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

Aggregate compensation derived from the Managed Funds’ performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds’ performance in the three- and five-year periods. The compensation determined from the Managed Funds’ performance is then allocated to the respective portfolio manager.

A portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets.

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Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring the analysts; (iii) contributions to the sales process; and (iv) client relationships.

The portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all variable compensation in accordance with JCGI’s Executive Income Deferral Program.

The Fund’s Lipper peer group for compensation purposes is the Multi-Cap Growth Funds.

Ownership of Shares - None

Mid Cap Opportunity Portfolio

Senior Portfolio Managers: Steven M. Barry and David G. Shell

Portfolio Manager: Warren E. Fisher

Other Accounts Managed by the Portfolio Managers

The following tables disclose other accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management, as of December 31, 2010, which is prior to the date the individuals became portfolio managers for the Portfolio.

	Number of Other Accounts Managed and Total Assets by Account Type
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager	Number of Accounts	Assets Managed ($MM)	Number of Accounts	Assets Managed($MM)	Number of Accounts	Assets Managed ($MM)
Steven M. Barry	32	$13,174	1	$18	254	$10,994
David G. Shell	32	$13,174	1	$18	254	$10,994
Warren E. Fisher	8	$5,329	0	$0	16	$556

	Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager	Number of Accounts	Assets Managed ($MM)	Number Of Accounts	Assets Managed ($MM)	Number of Accounts	Assets Managed ($MM)
Steven M. Barry	0	$0	0	$0	10	$2,167
David G. Shell	0	$0	0	$0	10	$2,167
Warren E. Fisher	0	$0	0	$0	1	$113

Conflicts of Interest: GSAM’s portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Mid Cap Opportunity Portfolio and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between the Mid Cap Opportunity Portfolio and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Compensation: GSAM’s Growth Team’s (the “Growth Team”) compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team’s pre-tax performance for its clients and the Growth Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. The Growth Team measures its performance on a market cycle basis which is typically measured over a three to seven year period, rather than being focused on short term gains in its strategies or short term contributions from a portfolio manager in any given year.

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The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team’s performance exceeded performance benchmarks over a market cycle; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process.

The Growth Team also considers each portfolio manager’s individual performance, his or her contribution to the overall performance of the strategy long-term and his/her ability to work as a member of the team. The Growth Team’s decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co. and anticipated compensation levels among competitor firms.

In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401(k) program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.

Capital Growth Portfolio

Portfolio Manager: Bert Boksen, CFA

Other Accounts Managed as of 12/31/10	Total Number of Other Accounts Managed/Total Assets	Number of Other Accounts in which Advisory Fee is Based on Account’s Performance
Registered Investment Companies	13/$2,599,868,767	0/0
Other Pooled Investment Vehicles	2/$76,065,585	2/$76,065,585
Other Accounts	4,165/$2,435,010,603	1/$911,165

Potential Conflicts: Eagle currently holds a 51% ownership interests in EB Management I, LLC which acts as the general partner to two limited partnerships formed for investment purposes. Bert Boksen is a 49% owner of EB Management and the Portfolio Manager for the Eagle Aggressive Growth Partners Fund I L.P and Eagle Aggressive Growth Partners II L.P. Eagle also provides administrative and investment research services for the general partner. Certain officers and employees of Eagle have investment interests in the limited partnerships.

On occasion, orders for the securities transactions of the limited partnership may be aggregated with orders for Eagle’s client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle’s clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day.

Eagle does not invest assets of clients’ accounts in such limited partnership. Officers and employees of Raymond James Financial, Inc. and it’s subsidiaries may have investment interest in such investment partnership.

Conflicts of Interest: Eagle’s portfolio manager manages other accounts with investment strategies similar to the Portfolio. Certain conflicts of interest may arise in connection with the management of multiple portfolios. As noted above, fees vary among these accounts and the portfolio manager may personally invest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certain accounts over others, resulting in other accounts outperforming the Portfolio. Other potential conflicts include conflicts in the allocation of investment opportunities and aggregated trading. However, Eagle has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Also, as indicated in Eagle’s Code of Ethics there are certain procedures in place to avoid conflicts of interest when the Manager and other investment personnel of Eagle buy or sell securities also owned by, or bought or sold for Clients.

Description of Compensation Structure

Mr. Boksen is paid a base salary that is competitive with other portfolio managers in the industry, based on industry surveys;

Mr. Boksen along with other Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term;

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Additional deferred compensation plans are provided to key investment professionals;

Mr. Boksen along with all employees receive benefits from Eagle’s parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan.

There is no difference between the method used to determine Mr. Boksen’s compensation with respect to the Fund and other Funds managed by Mr. Boksen.

Mr. Boksen’s additional compensation includes receipt of 50% of the net profits generated by the General Partner EB Management I.

Mr. Boksen also receives Stock option awards as part of his annual Bonus. These stock option awards vest over a three year period.

Mr. Boksen’s compensation is based upon all accounts managed and performance is evaluated annually. Performance is evaluated on the entire composite of accounts and is pre-tax and account weighted

Mr. Boksen’s benchmarks for evaluation purposes includes LipperFund Index for Mutual Fund performance and the Russell 2000 index for separate accounts along with peer group rankings such as Callan Associates and Mercer Investment Consulting.

Ownership of Shares: None

Capital Growth Portfolio

Portfolio Co-Manager: Eric Mintz, CFA

Other Accounts Managed as of 12/31/10	Total Number of Other Accounts Managed/Total Assets	Number of Other Accounts in which Advisory Fee is Based on Account’s Performance
Registered Investment Companies	13/$2,599,868,767	0/0
Other Pooled Investment Vehicles	0/0	0/0
Other Accounts	4,165/$2,435,010,603	1/$911,165

Potential Conflicts:

None Conflicts of Interest: Eagle’s portfolio manager manages other accounts with investment strategies similar to the Portfolio. Certain conflicts of interest may arise in connection with the management of multiple portfolios. As noted above, fees vary among these accounts and the portfolio manager may personally invest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certain accounts over others, resulting in other accounts outperforming the Portfolio. Other potential conflicts include conflicts in the allocation of investment opportunities and aggregated trading. However, Eagle has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Also, as indicated in Eagle’s Code of Ethics there are certain procedures in place to avoid conflicts of interest when the Manager and other investment personnel of Eagle buy or sell securities also owned by, or bought or sold for Clients.

Description of Compensation Structure:

Mr Mintz is paid a base salary and a bonus that is competitive with other similarly situated investment professionals in the industry, based on industry surveys. Mr. Mintz, along with all Eagle employees, receives benefits from Eagle’s parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan. Compensation is based on individual performance as research analyst as well as contribution to the results of Eagle’s investment products. In addition, Mr. Mintz may receive additional compensation for his contribution as Assistant Portfolio Managers of the fund and other similarly managed accounts. Mr. Mintz also may receive an allocation of a portion of the incentive fee earned, if any, by EB Management I, LLC.

Ownership of Shares: None

Small Cap Growth Portfolio

Name of Portfolio Manager: Chad Meade

Other Accounts:

The following is information regarding number of funds/accounts managed by the portfolio manager and total fund/account assets managed as of December 31, 2010.

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Total Number of Other Accounts Managed/Total Assets
Registered Investment Companies	6/$2,800,005,154
Other Pooled Investment Vehicles	None/None
Other Accounts	3(1)/$221,197,436

(1)	One of the accounts included in the total, consisting of $126,310,143 of the total assets, has a performance-based advisory fee.

Material Conflicts

The following describes material conflicts as of December 31, 2010. As shown in the table above, the portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as subadviser, and separately managed accounts. Fees earned by Janus may vary among these accounts, the portfolio manager may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Portfolio. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Compensation:

The following describes the structure and method of calculating the portfolio manager’s compensation as of December 31, 2010.

The portfolio manager is compensated for managing the Portfolio and any other funds, portfolios or accounts for which he has exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group Inc. (“JCGI”) restricted stock, stock options and a cash deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.

Variable compensation is structured to pay the portfolio manager primarily on the Managed Funds’ performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

Aggregate compensation derived from the Managed Funds’ performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds’ performance in the three- and five-year periods. The compensation determined from the Managed Funds’ performance is then allocated to the respective portfolio manager.

A portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring the analysts; (iii) contributions to the sales process; and (iv) client relationships.

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Analyst Variable Compensation: If a portfolio manager also has analyst responsibilities, then such portfolio manager is eligible to participate in a discretionary analyst team pool. The aggregate compensation available under the analyst team pool is determined from a certain percentage of revenue derived from firm-wide managed assets (excluding assets managed by subadvisers). The aggregate compensation in the analyst team pool is then allocated among the eligible analysts at the discretion of Janus Capital based on factors which may include performance of investment recommendations, individual and team contributions, scope of coverage, and other subjective criteria. The analyst compensation pool is subject to a reduction in the event of absolute negative performance at the discretion of Janus Capital.

The portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all variable compensation in accordance with JCGI’s Executive Income Deferral Program.

The Fund’s Lipper peer group for compensation purposes is the Small-Cap Growth Funds.

Ownership of Shares: None

Small Cap Growth Portfolio

Name of Portfolio Manager: Brian A. Schaub

Other Accounts:

The following is information regarding number of funds/accounts managed by the portfolio manager and total fund/account assets managed as of December 31, 2010.

Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	6/$2,800,005,154
Other Pooled Investment Vehicles	None/None
Other Accounts	3(1)/$221,197,436

(1)	One of the accounts included in the total, consisting of $126,310,143 of the total assets, has a performance-based advisory fee.

Material Conflicts

The following describes material conflicts as of December 31, 2010. As shown in the table above, the portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as subadviser, and separately managed accounts. Fees earned by Janus may vary among these accounts, the portfolio manager may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Portfolio. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Compensation:

The following describes the structure and method of calculating the portfolio manager’s compensation as of December 31, 2010.

The portfolio manager is compensated for managing the Portfolio and any other funds, portfolios or accounts for which he has exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

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Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group Inc. (“JCGI”) restricted stock, stock options and a cash deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.

Variable compensation is structured to pay the portfolio manager primarily on the Managed Funds’ performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

Aggregate compensation derived from the Managed Funds’ performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds’ performance in the three- and five-year periods. The compensation determined from the Managed Funds’ performance is then allocated to the respective portfolio manager.

A portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring the analysts; (iii) contributions to the sales process; and (iv) client relationships.

Analyst Variable Compensation: If a portfolio manager also has analyst responsibilities, then such portfolio manager is eligible to participate in a discretionary analyst team pool. The aggregate compensation available under the analyst team pool is determined from a certain percentage of revenue derived from firm-wide managed assets (excluding assets managed by subadvisers). The aggregate compensation in the analyst team pool is then allocated among the eligible analysts at the discretion of Janus Capital based on factors which may include performance of investment recommendations, individual and team contributions, scope of coverage, and other subjective criteria. The analyst compensation pool is subject to a reduction in the event of absolute negative performance at the discretion of Janus Capital.

The portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all variable compensation in accordance with JCGI’s Executive Income Deferral Program.

The Fund’s Lipper peer group for compensation purposes is the Small-Cap Growth Funds.

Ownership of Shares: None

Target VIP Portfolio and Target Equity/Income Portfolio (the “First Trust Funds”)

Portfolio Managers:

Investment Committee

The Investment Committee of First Trust is primarily responsible for the day-to-day management of the Target VIP Portfolio and Target Equity/Income Portfolios. There are currently five members of the Investment Committee, as follows:

Name	Position with First Trust	Length of Service with First Trust	Principal Occupation During Past FiveYears

Daniel J. Lindquist	Senior Vice President	Since 2004	Senior Vice President of First Trust and First Trust Portfolios L.P., (September 2005 to present); Vice President of First Trust and First Trust Portfolios L.P. (April 2004 to September 2005)

Robert F. Carey	Chief Investment Officer and Senior Vice President	Since 1991	Chief Investment Officer and Senior Vice President of First Trust; Senior Vice President of First Trust Portfolios L.P.

Jon C. Erickson	Senior Vice President	Since 1994	Senior Vice President of First Trust and First Trust Portfolios L.P.

David G. McGarel	Senior Vice President	Since 1997	Senior Vice President of First Trust and First Trust Portfolios L.P.

Roger F. Testin	Senior Vice President	Since 2001	Senior Vice President of First Trust and First Trust Portfolios L.P.

Daniel J. Lindquist: Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings.

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David G. McGarel: As the head of First Trust’s Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follow such strategies.

Jon C. Erickson: As the head of First Trust’s Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.

Roger F. Testin: As the head of First Trust’s Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group in the funds’ portfolios.

Robert F. Carey: As First Trust’s Chief Investment Officer, Mr. Carey consults with the Investment Committee on market conditions and First Trust’s general investment philosophy.

Compensation

The compensation structure for each member of the Investment Committee is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust. Salaries are determined by management and are based upon an individual’s position and overall value to the firm. Bonuses are also determined by management and are based upon an individual’s overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for members of the Investment Committee are not based upon criteria such as Fund performance or the value of assets included in the Fund’s portfolios. In addition, Mr. Carey, Mr. Erickson Mr. Lindquist and Mr. McGarel also have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership related distributions.

The Investment Committee manages other investment vehicles and accounts with the number of accounts and assets, as of December 31, 2010, set forth in the table below:

Accounts Managed by Investment Committee

(As of December 31, 2010)

Other Accounts Managed: Robert F. Carey	Total Number of Other Accounts Managed / Total Assets	Total Number of Other Accounts Managed / Total Assets Subject to Performance-Based Fees
Registered Investment Companies	61/$12,385,804,299	0
Other Pooled Investment Vehicles	7/$403,170,273	0
Other Accounts	3,988/$949,538,977	0

Other Accounts Managed: Roger F. Testin	Total Number of Other Accounts Managed / Total Assets	Total Number of Other Accounts Managed / Total Assets Subject to Performance-Based Fees
Registered Investment Companies	61/$12,385,804,299	0
Other Pooled Investment Vehicles	7/$403,170,273	0
Other Accounts	3,988/$949,538,977	0

Other Accounts Managed: John C. Erickson	Total Number of Other Accounts Managed / Total Assets	Total Number of Other Accounts Managed / Total Assets Subject to Performance-Based Fees
Registered Investment Companies	61/$12,385,804,299	0
Other Pooled Investment Vehicles	7/$403,170,273	0
Other Accounts	3,988/$949,538,977	0

Other Accounts Managed: David G. McGarel	Total Number of Other Accounts Managed / Total Assets	Total Number of Other Accounts Managed / Total Assets Subject to Performance-Based Fees
Registered Investment Companies	61/$12,385,804,299	0
Other Pooled Investment Vehicles	7/$403,170,273	0
Other Accounts	3,988/$949,538,977	0

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Other Accounts Managed: Daniel J. Lindquist	Total Number of Other Accounts Managed / Total Assets	Total Number of Other Accounts Managed / Total Assets Subject to Performance-Based Fees
Registered Investment Companies	61/$12,385,804,299	0
Other Pooled Investment Vehicles	0	0
Other Accounts	3,988/$949,538,977	0

None of the accounts managed by the Investment Committee pay an advisory fee to First Trust that is based upon the performance of the account. In addition, First Trust believes that there are no material conflicts of interest that may arise in connection with the Investment Committee’s management of the First Trust Funds investments and the investments of the other accounts managed by the Investment Committee. However, because the investment strategies of the First Trust Funds and other accounts managed by the Investment Committee are based on fairly mechanical investment processes, the Investment Committee may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of the First Trust Funds and other accounts managed by the Investment Committee result in the clients investing in readily available securities, First Trust believes that there should not be material conflicts in the allocation of investment opportunities between the First Trust Funds and other accounts managed by the Investment Committee. None of the members of the Investment Committee owns interests in the Fund.

Bristol Growth Portfolio

Portfolio Manager: Christopher Liong

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	6 Funds/$884.1 million
Other Pooled Investment Vehicles	0
Other Accounts	15/$1.812 billion

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: Christopher Liong is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is discretionary and is determined based on multiple criteria including performance vs. the portfolio’s benchmark, corporate profitability, training, marketing support and overall contribution to corporate performance.

Ownership of Shares: None

Bristol Growth Portfolio

Portfolio Manager: Donald Gilbert

Other Accounts Managed	Total Number of Other Accounts Managed/Total Assets*
Registered Investment Companies	6 Funds/$884.1 million
Other Pooled Investment Vehicles	0
Other Accounts	15/$1.812 billion

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*	None of the Accounts has an advisory fee that is based on performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: Donald Gilbert is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the portfolio’s benchmark over one and three year periods. A portion of Mr. Gilbert’s variable annual incentive compensation is based on a number of other factors including corporate profitability, training, marketing support and overall contribution to corporate performance.

Ownership of Shares: $100,001 — $500,000

Brokerage Allocation

The Adviser buys and sells the portfolio securities for the Money Market Portfolio, Bond Portfolio, S&P 500® Index Portfolio and Nasdaq-100® Index Portfolio, and the fixed-income component of the Omni Portfolio, and selects the brokers and dealers to handle such transactions. Each of the sub-advisers selects the brokers and dealers that execute the transactions for the portfolios managed by the respective sub-adviser. It is the intention of the Adviser and of each sub-adviser to place orders for the purchase and sale of securities with the objective of obtaining the most favorable price consistent with good brokerage service. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Adviser and sub-advisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

In selecting brokers or dealers through whom to effect transactions, the Adviser and sub-advisers consider a number of factors including the quality, difficulty and efficiency of execution, confidentiality and trade anonymity, and value of research, statistical, quotation and valuation services provided. Research services by brokers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. In making such determination, the Adviser or sub-adviser may use a broker whose commission in effecting a securities transaction is in excess of that of some other broker if the Adviser or sub-adviser determines in good faith that the amount of such commission is reasonable in relation to the value of the research and related services provided by such broker. In effecting a transaction for one portfolio, a broker may also offer services of benefit to other portfolios managed by the Adviser or sub-adviser, or of benefit to its affiliates.

Generally, it is not possible to place a dollar value on research and related services provided by brokers to the Adviser or a sub-adviser. However, receipt of such services may tend to reduce the expenses of the Adviser or the sub-advisers. Research, statistical and similar information furnished by brokers may be of incidental assistance to other clients of the Adviser or the sub-advisers and conversely, transaction costs paid by other clients of the Adviser or the sub-advisers may generate information which is beneficial to the Fund.

Consistent with these policies, the sub-advisers may, with the Board of Directors’ approval and subject to its review, direct portfolio transactions to be executed by a broker affiliated with the sub-adviser so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. Additionally, it is possible that the Adviser or a sub-adviser may direct brokerage to a

55

broker that also sells Ohio National’s products, either itself or through affiliates. Portfolio managers are strictly prohibited from considering variable product sales as a factor for directing brokerage.

For each of the indicated years, ending on December 31, the following brokerage commission amounts were paid by each portfolio:

	2010	2009	2008
Equity Portfolio	$230,774	$145,041	$371,606
Money Market Portfolio	None	None	None
Bond Portfolio	None	None	None
Omni Portfolio	129,344	114,236	109,961
International Portfolio	485,593	618,820	2,045,532
Capital Appreciation Portfolio	215,198	329,076	389,641
Millennium Portfolio	493,571	544,895	338,300
International Small-Mid Company Portfolio	213,516	267,035	261,173
Aggressive Growth Portfolio	22,731	12,961	19,760
Small Cap Growth Portfolio	60,253	28,233	24,275
Mid Cap Opportunity Portfolio	53,536	356,994	628,182
S&P 500® Index Portfolio	6,911	24,055	10,725
Capital Growth Portfolio	50,115	54,701	56,791
High Income Bond Portfolio	953	43	None
Strategic Value Portfolio	15,883	21,099	48,719
Nasdaq-100® Index Portfolio	7,011	10,467	10,861
Bristol Portfolio	731,495	512,876	309,082
Bryton Growth Portfolio	407,529	229,476	103,305
U.S. Equity Portfolio	28,397	62,391	96,958
Balanced Portfolio	10,527	15,449	18,276
Income Opportunity Portfolio	33,328	44,458	35,772
Target VIP Portfolio	11,080	14,165	36,490
Target Equity/Income Portfolio	14,938	23,780	74,220
Bristol Growth Portfolio	235,979	32,993	19,661

Total	$3,458,662	$3,463,243	$5,009,289

In 2010, substantially all of such commissions were paid to brokers who furnished statistical data and research information to the Adviser or a sub-adviser.

Purchase and Redemption of Shares

Fund shares are sold without a sales charge and may be redeemed at their net asset value next computed after a purchase or redemption order is received by the Fund. (The net asset value for the Money Market Portfolio is normally $10 per share.) Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will be made as soon as possible, but in any event within seven days after evidence of ownership of the shares is tendered to the Fund. However, the Fund may suspend the right of redemption or postpone the date of payment beyond seven days during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or such Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (c) the Commission by order so permits for the protection of security holders of the Fund.

Shares of one portfolio may be exchanged for shares of another portfolio of the Fund on the basis of the relative net asset value next computed after an exchange order is received by the Fund.

The net asset value of the Fund’s shares is determined on each day on which an order for purchase or redemption of the Fund’s shares is received and there is a sufficient degree of trading in portfolio securities that the current net asset value of its shares might be materially affected. Such determination is made as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. The net asset value of each portfolio is computed by dividing the

56

value of the securities in that portfolio plus any cash or other assets less all liabilities of the portfolio, by the number of shares outstanding for that portfolio.

Securities which are held in a portfolio and listed on a securities exchange are valued at the last sale price at the close of the exchange or, if there has been no sale that day, then the mean between the bid and ask prices will be used. Over-the-counter securities are valued at the last trade price as of 4:00 p.m. Eastern time.

The Board of Directors is ultimately responsible for determining the current net asset values of each portfolio. The Board has authorized the Adviser and its service providers to use the following sources to determine the current daily prices of securities owned by the portfolios: FT Interactive Data, Reuters, Bloomberg, Standard and Poor’s Securities Evaluations, Inc. and any brokers making a market in a particular security.

Short-term debt securities in all portfolios other than the Money Market Portfolio and Omni Portfolio, with remaining maturities of 60 days or less and of sufficient credit quality, are valued at amortized cost. The Fund has obtained an exemptive order from the Commission permitting it to value all short-term debt securities in the Omni Portfolio at amortized cost. The Fund relies on Rule 2a-7 under the Investment Company Act of 1940, as amended, to value the assets of the Money Market Portfolio on the basis of amortized cost with a view toward stabilizing the net asset value at $10 per share and allowing dividend payments to reflect net interest income as earned. Accordingly, the short-term debt assets of the Omni Portfolio and Money Market Portfolio are valued at their cost on the date of acquisition with a daily adjustment being made to accrued income to reflect amortization of premium or accretion of discount to the maturity date. All other assets of the Omni Portfolio and of those portfolios other than the Money Market Portfolio, including restricted debt securities and other investments for which market quotations are not readily available, are valued at their fair value as determined in good faith in accordance with procedures adopted by the Board of Directors.

As a condition of the exemptive order, the Fund has agreed, with respect to short-term debt securities in its Omni Portfolio, to maintain a dollar-weighted average maturity of not more than 120 days and to not purchase any such debt security having a maturity of more than one year. In relying on Rule 2a-7 with respect to short-term debt securities in its Money Market Portfolio, the Fund has agreed to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to not purchase any such debt security having a maturity of more than 397 days. The dollar-weighted average maturity of short-term debt securities is determined by dividing the sum of the dollar value of each such security times the remaining days to maturity of such security by the sum of the dollar value of all short-term debt securities. Should the disposition of a short-term debt security result in a dollar-weighted average maturity of more than the number of days allowed under the exemptive order or Rule 2a-7, as the case may be, the portfolio will invest its available cash so as to reduce such average maturity to the required number of days or less as soon as reasonably practicable. The Fund normally holds short-term debt securities to maturity and realizes par therefor unless an earlier sale is required to meet redemption requirements.

In addition, the Omni Portfolio and Money Market Portfolio are required to limit their short-term debt investments, including repurchase agreements, to those United States dollar denominated instruments which the Board of Directors determines present minimal credit risks and which are in the top two rating categories of any nationally recognized statistical rating organizations or, in the case of any instrument that is not rated, of comparable quality as determined by the Board of Directors. Although the use of amortized cost provides certainty in valuation, it may result in periods during which value so determined is higher or lower than the price the Fund would receive if it liquidated its securities.

The Fund’s Board of Directors is obligated, as a particular responsibility within the overall duty of care owed to Money Market Portfolio shareholders, to establish procedures reasonably designed, taking into account current market conditions and the investment objective of such portfolio, to stabilize the portfolio’s net asset value per share as computed for the purpose of distribution, redemption and repurchase, at $10 per share. The procedures adopted by the Board of Directors include periodically reviewing, as it deems appropriate and at such intervals as are reasonable in light of current market conditions, the extent of deviation, if any, between the net asset value per share based on available market quotations and such value based on the portfolio’s $10 amortized cost price. If such deviation exceeds 1/2 of 1 percent, or if there is any other deviation which the Board of Directors believes would result in a material dilution to shareholders or purchasers, the Board of Directors will promptly consider what action, if any, it should initiate. Such action may include redemption in kind; selling portfolio instruments prior to maturity to realize capital gains or losses, or to shorten the average portfolio maturity; withholding dividends; splitting, combining or otherwise recapitalizing outstanding shares; or using available market quotations to determine net asset value per share. The portfolio may reduce the number of its outstanding shares by requiring shareholders to contribute to capital proportionately the number of full and fractional shares as is necessary to maintain the net asset value per share of $10. ONLI, ONLAC and NSLAC, the sole shareholders of the Money Market Portfolio, have agreed to this procedure and contract owners who allocate purchase payments to the Money Market Portfolio will be bound by such agreement.

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Tax Status

At December 31, 2010, the Fund and each then existing portfolio qualified as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”). Under such provisions, the Fund is not subject to federal income tax on such part of its net ordinary income and net realized capital gains which it distributes to shareholders. Each portfolio is treated as a separate corporation for federal income tax purposes, including determining whether it qualifies as a regulated investment company and determining its net ordinary income (or loss) and net realized capital gains (or losses). To qualify for treatment as a regulated investment company, each portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities. Each portfolio also intends to comply with the diversification requirements or regulations under Section 817(h) of the Code.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. Since the only eligible shareholders of the Fund are separate accounts of ONLI, ONLAC and other insurance companies, no discussion is stated herein as to the federal income tax consequences at the shareholder level.

Total Return

Total returns quoted in advertising reflect all aspects of a portfolio’s investment return, including the effects of reinvesting dividends and capital gain distributions as well as changes in the portfolio’s net asset value per share over the period shown. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a portfolio over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result had the rate of growth or decline been constant over that period. While average annual returns are a convenient means of comparing investment alternatives, no portfolio will experience a constant rate of growth or decline over time.

The average annual compounded rate of return for a portfolio over a given period is found by equating the initial amount invested to the ending redeemable value using the following formula:

P(1 + T)n = ERV

where:	P	=	a hypothetical initial payment of $1,000,

	T	=	the average annual total return,

	n	=	the number of years, and

	ERV	=	the ending redeemable value of a hypothetical $1,000 beginning-of-period payment at the end of the period (or fractional portion thereof).

The average annual total returns for each of the portfolios from the inception of the portfolio and for the one-, five- and ten-year or since inception (if there is no 10 year history) periods ended on December 31, 2010, are as stated below:

	00000000	00000000	00000000	00000000	00000000
Portfolio Performance	One Year	Five Years	Ten Years	From Inception	Inception Date
Equity Portfolio	7.91%	-7.40%	-1.35%	—	1/14/1971
Money Market Portfolio	0.00%	2.27%	2.12%	—	3/20/1980
Bond Portfolio	7.84%	4.58%	5.64%	—	11/2/1982
Omni Portfolio	13.19%	4.60%	2.21%	—	9/10/1984
International Portfolio	16.75%	2.57%	0.39%	—	1/5/1900
International Small-Mid Company Portfolio	19.73%	4.80%	6.19%	—	3/31/1995
Capital Appreciation Portfolio	16.99%	4.25%	5.33%	—	4/30/1994
Millennium Portfolio	24.30%	3.15%	-0.21%	—	4/30/1994
Aggressive Growth Portfolio	9.96%	3.89%	-0.35%	—	3/31/1995
Small Cap Growth Portfolio	30.03%	8.10%	0.88%	—	1/3/1997
Mid Cap Opportunity Portfolio	19.60%	1.16%	2.29%	—	1/3/1997
Capital Growth Portfolio	36.42%	9.43%	2.96%	—	5/1/1998
S&P 500® Index Portfolio	14.45%	1.81%	0.78%	—	1/3/1997
High Income Bond Portfolio	14.09%	7.71%	8.20%	—	5/1/1998
Strategic Value Portfolio	11.98%	-0.99%	0.65%	—	5/1/1998

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	00000000	00000000	00000000	00000000	00000000
Nasdaq-100® Index Portfolio	19.38%	6.12%	-0.65	—	5/1/2000
Bristol Portfolio	13.10%	2.76%	—	4.45%	5/1/2002
Bryton Growth Portfolio	24.04%	5.48%	—	3.67%	5/1/2002
U.S. Equity Portfolio	12.46%	-3.59%	—	0.88%	5/1/2004
Balanced Portfolio	7.78%	4.56%	—	5.89%	5/1/2004
Income Opportunity Portfolio	7.15%	1.61%	—	2.76%	5/1/2004
Target VIP Portfolio	19.47%	-1.14	—	-0.84%	11/2/2005
Target Equity/Income Portfolio	23.23%	-1.69	—	-1.39%	11/2/2005
Bristol Growth Portfolio	12.79%	—	—	-0.38%	5/1/2007

In addition to average annual total returns, advertising may reflect cumulative total returns that simply reflect the change in value of an investment in a portfolio over a period. This may be expressed as either a percentage change, from the beginning to the end of the period, or the end-of-period dollar value of an initial hypothetical investment. The cumulative total returns for each of the portfolios from the inception of the portfolio and for the five- and ten-year periods ended on December 31, 2010 (shown as an end-of-period dollar value assuming a hypothetical initial investment of $10,000) were as follows:

	Five Years	Ten Years	Since Inception
Equity Portfolio	$6,809	$8,723	—
Bond Portfolio	$12,508	$17,307	—
Omni Portfolio	$12,524	$12,447	—
International Portfolio	$11,355	$10,401	—
International Small-Mid Company Portfolio	$12,640	$18,234	—
Capital Appreciation Portfolio	$12,315	$16,798	—
Millennium Portfolio	$11,680	$9,795	—
Aggressive Growth Portfolio	$12,104	$9,656	—
Small Cap Growth Portfolio	$14,765	$10,920	—
Mid Cap Opportunity Portfolio	$10,586	$12,543	—
Capital Growth Portfolio	$15,692	$13,362	—
S&P 500® Index Portfolio	$10,938	$10,805	—
High Income Bond Portfolio	$14,499	$21,995	—
Strategic Value Portfolio	$9,513	$10,667	—
Nasdaq-100® Index Portfolio	$13,459	$9,372	—
Bristol Portfolio	$11,458	—	$14,590
Bryton Growth Portfolio	$13,060	—	$13,663
U.S. Equity Portfolio	$8,331	—	$10,605
Balanced Portfolio	$12,497	—	$14,651
Income Opportunity Portfolio	$10,831	—	$11,990
Target VIP Portfolio	$9,442	—	$9,575
Target Equity/Income Portfolio	$9,181	—	$9,301
Bristol Growth Portfolio	—	—	$9,860

Independent Registered Public Accounting Firm

For the fiscal year ended December 31, 2010, KPMG LLP, independent registered public accounting firm with offices at 191 W. Nationwide Boulevard, Suite 500, Columbus, Ohio, served as the independent registered public accounting firm for the Fund. KPMG LLP performs an annual audit of the Fund’s financial statements. Reports of its activities are provided to the Fund’s Board of Directors.

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Financial Statements

The Fund’s Annual Report to shareholders for the fiscal year ended December 31, 2010 has been filed with the Commission. The financial statements in the Annual Report are incorporated by reference into this Statement of Additional Information. The financial statements included in the Annual Report have been audited by the Fund’s independent registered public accounting firm, KPMG LLP, whose report thereon also appears in the Annual Report and is incorporated by reference. The financial statements in the Annual Report have been incorporated by reference in reliance upon such report given upon the authority of KPMG LLP.

Licensing

The S&P 500® Index

The S&P 500 is a widely publicized index that tracks 500 companies traded on the New York and American Stock Exchanges and in the over-the-counter market. It is weighted by market value so that each company’s stock influences the S&P 500 in proportions to its relative market capitalization. Most of the stocks in the S&P 500 are issued by companies that are among the 500 largest in the United States in terms of aggregate market value. However, for diversification purposes, some stocks of smaller companies are included in the S&P 500.

“Standard and Poor’s®”, “S&P®”, “S&P 500®”, “Standard and Poor’s 500”, and “500” are trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use by First Trust or us. The Target VIP Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”) and S&P makes no representation regarding the advisability of investing in the portfolios. S&P makes no representation or warranty, express or implied, to the owners of the portfolios or any member of the public regarding the advisability of investing in securities generally or in the portfolio particularly or the ability of 500 Index to track general stock market performance. S&P’s only relationship to the First Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the First Trust or the portfolios. S&P has no obligation to take the needs of the First Trust or the owners of the portfolios into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the portfolios or the timing of the issuance or sale of the portfolios or in the determination or calculation of the equation by which the portfolios are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the portfolios.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE PORTFOLIOS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

THE DOW JONES INDEXES

The “Dow Jones Industrial AverageSM”, “DJIASM”, “Dow Jones U.S. Select Dividend IndexSM”, and “The Dow®” are products of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”), and has been licensed for use. “Dow Jones®”, “Dow Jones Industrial AverageSM”, “DJIASM”, “Dow Jones U.S. Select Dividend IndexSM”, “The Dow®” and “Dow Jones Indexes” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been licensed to CME and have been licensed for use for certain purposes by First Trust (the “Licensee”). The Target VIP Portfolio and the Target Equity/Income Portfolio (collectively, the “Product”) is not sponsored, endorsed, sold or promoted by Dow Jones, CME or their respective affiliates. Dow Jones, CME and their respective affiliates make no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of trading in the Product. Dow Jones’, CME’s and their respective affiliates’ only relationship to the Licensee is the licensing of certain trademarks and trade names of Dow Jones and of the “Dow Jones Industrial AverageSM” which is determined, composed and calculated by CME without regard to the Licensee or the Product. Dow Jones and CME have no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the “Dow Jones Industrial AverageSM” or the “Dow Jones U.S. Select Dividend IndexSM”. Dow Jones, CME and their respective affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product to be sold or in the determination

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or calculation of the equation by which the Product are to be converted into cash. Dow Jones, CME and their respective affiliates have no obligation or liability in connection with the administration, marketing or trading of the Product. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the Product currently being issued by the Licensee, but which may be similar to and competitive with the Product. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the “Dow Jones Industrial AverageSM” or the “Dow Jones U.S. Select Dividend IndexSM”. It is possible that this trading activity will affect the value of the “Dow Jones Industrial AverageSM” or the “Dow Jones U.S. Select Dividend IndexSM” and Product.

DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE “DOW JONES INDUSTRIAL AVERAGESM”, THE “DOW JONES U.S. SELECT DIVIDEND INDEXSM” OR ANY DATA INCLUDED THEREIN AND DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE “DOW JONES INDUSTRIAL AVERAGESM”, THE “DOW JONES U.S. SELECT DIVIDEND INDEXSM” OR ANY DATA INCLUDED THEREIN. DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE “DOW JONES INDUSTRIAL AVERAGESM”, THE “DOW JONES U.S. SELECT DIVIDEND INDEXSM” OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES, CME OR THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN CME AND THE LICENSEE, OTHER THAN THE LICENSORS OF CME.

The Nasdaq-100 Index®

The Target VIP Portfolio is not sponsored, endorsed, sold or promoted by The NASDAQ OMX® Group, Inc. (including its affiliates) (NASDAQ OMX®, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Target VIP Portfolio. The Corporations make no representation or warranty, express or implied to the owners of the Target VIP Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Target VIP Portfolio particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations’ only relationship to First Trust (Licensee) is in the licensing of the NASDAQ®, OMX®, Nasdaq-100®, and Nasdaq-100 Index® registered trademarks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by NASDAQ OMX® without regard to Licensee or the Target VIP Portfolio. NASDAQ OMX® has no obligation to take the needs of the Licensee or the record of beneficial shareholders of the Target VIP Portfolio into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Target VIP Portfolio to be issued or in the determination or calculation of the equation by which the Target VIP Portfolio is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Target VIP Portfolio.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, RECORD OF BENEFICIAL SHAREHOLDERS OF THE TARGET VIP PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Value Line®

“Value Line Publishing, Inc.’s (“VLPI”) only relationship to First Trust is VLPI’s licensing to First Trust of certain VLPI trademarks and trade names and the Value Line Timeliness Ranking System (the “System”), which is composed

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by VLPI without regard to First Trust, the Target VIP Portfolio, the Target Equity/Income Portfolio, the Fund or any investor. VLPI has no obligation to take the needs of First Trust or any investor in the Target VIP Portfolio, the Target Equity/Income Portfolio, or any other portfolios in the Fund, into consideration in composing the System. The Target VIP Portfolio and the Target Equity/Income Portfolio results may differ from the hypothetical or published results of the Value Line Timeliness Ranking System. VLPI is not responsible for and has not participated in the determination of the prices and composition of the Target VIP Portfolio and the Target Equity/Income Portfolio or the timing of the issuance for sale of the Target VIP Portfolio and the Target Equity/Income Portfolio or in the calculation of the equations by which the Target VIP Portfolio and the Target Equity/Income Portfolio or any other portfolios in the Fund are to be converted into cash. VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE TARGET VIP PORTFOLIO, THE TARGET EQUITY/INCOME PORTFOLIO, AND/OR THE FUND; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THE TARGET VIP PORTFOLIO AND/OR THE FUND, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE TARGET VIP PORTFOLIO, THE TARGET EQUITY/INCOME PORTFOLIO AND/OR THE FUND.

“VALUE LINE®,” “THE VALUE LINE INVESTMENT SURVEY,” AND “VALUE LINE TIMELINESSTM RANKING SYSTEM” ARE REGISTERED TRADEMARKS OF VALUE LINE, INC. OR VALUE LINE PUBLISHING, INC. THAT HAVE BEEN LICENSED TO FIRST TRUST PORTFOLIOS L.P., THE TARGET VIP PORTFOLIO AND THE TARGET EQUITY/INCOME PORTFOLIO ARE NOT SPONSORED, RECOMMENDED, SOLD OR PROMOTED BY VALUE LINE PUBLISHING, INC., VALUE LINE, INC.OR VALUE LINE SECURITIES, INC. FIRST TRUST IS NOT AFFILIATED WITH ANY VALUE LINE COMPANY.

Pending Legal Matters ~ July 2010

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the

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company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit Court of Appeals.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Appendix - Debt Security Ratings

The Commission has designated five nationally recognized statistical rating organizations: Fitch Investors Service, Inc. (“Fitch”), Moody’s Investors Service, Inc. (Moody’s”), Standard & Poor’s Corp. (“S&P”), and, with respect to bank-supported debt and debt issued by banks, broker-dealers and their affiliates, IBCA Inc. and its British affiliate, IBCA Limited (“IBCA”) and Thompson Bankwatch, Inc. (“TBW”). The Adviser may use the ratings of all five such rating organizations as factors to consider in determining the quality of debt securities, although it will generally only follow Fitch, Moody’s and S&P. IBCA and TBW will only be consulted if fewer than two of the other three rating organizations have given their top rating to a security. Only the ratings of Moody’s, S&P and Fitch will be considered in determining the eligibility of bonds for acquisition by the Fund.

Moody’s Investors Service, Inc. (“Moody’s”)

Commercial Paper:

Moody’s short-term debt ratings are opinions of the ability of issuers to punctually repay senior debt obligations having an original maturity not exceeding one year.

P-1

The Prime-1 (P-1) rating is the highest commercial paper rating assigned by Moody’s. Issuers (or supporting institutions) rated P-1 have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2

Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above for P-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Bonds:

Aaa

Bonds which are rated Aaa by Moody’s are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated as Aa by Moody’s are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A

Bonds which are rated A by Moody’s possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

Bonds which are rated Baa by Moody’s are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

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B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Corp. (“S&P”)

Commercial Paper:

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than one year.

A-1

This is S&P’s highest category and it indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are designated A-1+.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated as A-1.

Bonds:

AAA

Bonds rated AAA by S&P are the highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Market prices move with interest rates, and hence provide maximum safety on all counts.

AA	Bonds rated AA by S&P also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

A

Bonds rated A by S&P are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but to some extent, also economic conditions.

BBB

The BBB or medium grade category is the borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. Marketwise, the bonds are more responsive to business and trade conditions than to interest rates. This is the lowest group which qualifies for commercial bank investments.

Debt rated ‘BB.’ ‘B,’ ‘CC,’ and ‘C,’ is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major exposures to adverse markets.

BB

Debt rated ‘BB’ has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The ‘BB’ rating category is also used for debt subordinated to senior debt that is assigned an actual or implied ‘BBB-’ rating.

B

Debt rated ‘B’ has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The ‘B’ rating category is also used for debt subordinated to senior debt that is assigned an actual or implied ‘BB’ or ‘BB-’ rating.

CCC

Debt rated ‘CCC’ has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and

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repay principal. The ‘CCC’ rating category is also used for debt subordinated to senior debt that is assigned an actual or implied ‘B’ or ‘B-” rating.

CC	The rating ‘CC’ typically is applied to debt subordinated to senior debt that is assigned an actual or implied ‘CCC’ rating.

C

The rating ‘C’ typically is applied to debt subordinated to senior debt that is assigned an actual or implied ‘CCC-’ rating. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	The rating ‘CI’ is reserved for income bonds on which no interest is being paid.

D

Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) to show relative standing within the major rating categories.

Fitch Investors Service, Inc. (“Fitch”)

Commercial Paper

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. Fitch’s short-term ratings emphasize the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2	Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

Bonds

AAA

Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA

Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated ‘ AAA.’ Because bonds rated in the ‘ AAA’ and ‘ AA’ categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated ‘ F-1+.’

A

Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB

Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the rating of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB

Bonds are considered to be speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B

Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issues.

CCC	Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

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CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C	Bonds are in imminent default in payment of interest or principal.

DDD, DD and D

Bonds in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. ‘ DDD’ represents the highest potential for recovery on these bonds, and ‘ D’ represents the lowest potential for recovery.

Note: Fitch ratings (other than ‘ AAA.’ ‘ DDD,’ ‘ DD,’ or ‘ D’ categories) may be modified by the addition of a plus (+) or minus (-) sign to show relative position of a credit within the rating category.

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Ohio National Fund, Inc.

Form N-1A

Part C

Other Information

Item 28. Financial Statements and Exhibits

The following audited financial statements are included by reference in Part B of this registration statement:

Statements of Assets and Liabilities as of December 31, 2010

Statements of Operations for the Year Ended December 31, 2010

Statements of Changes in Net Assets for the Years or Periods Ended December 31, 2010 and 2009

Schedule of Investments at December 31, 2010 — Equity Portfolio

Schedule of Investments at December 31, 2010 — Money Market Portfolio

Schedule of Investments at December 31, 2010 — Bond Portfolio

Schedule of Investments at December 31, 2010 — Omni Portfolio

Schedule of Investments at December 31, 2010 — International Portfolio

Schedule of Investments at December 31, 2010 — Capital Appreciation Portfolio

Schedule of Investments at December 31, 2010 — Millennium Portfolio

Schedule of Investments at December 31, 2010 — International Small-Mid Company Portfolio

Schedule of Investments at December 31, 2010 — Aggressive Growth Portfolio

Schedule of Investments at December 31, 2010 — Small Cap Growth Portfolio

Schedule of Investments at December 31, 2010 — Mid Cap Opportunity Portfolio

Schedule of Investments at December 31, 2010 — S&P 500® Index Portfolio

Schedule of Investments at December 31, 2010 — High Income Bond Portfolio

Schedule of Investments at December 31, 2010 — Strategic Value Portfolio

Schedule of Investments at December 31, 2010 — Capital Growth Portfolio

Schedule of Investments at December 31, 2010 — Nasdaq-100® Index Portfolio

Schedule of Investments at December 31, 2010 — Bristol Portfolio

Schedule of Investments at December 31, 2010 — Bryton Growth Portfolio

Schedule of Investments at December 31, 2010 — U.S. Equity Portfolio

Schedule of Investments at December 31, 2010 — Balanced Portfolio

Schedule of Investments at December 31, 2010 — Income Opportunity Portfolio

Schedule of Investments at December 31, 2010 — Target VIP Portfolio

Schedule of Investments at December 31, 2010 — Target Equity/Income Portfolio

Schedule of Investments at December 31, 2010 — Bristol Growth Portfolio

Notes to Financial Statements for December 31, 2010

Independent Registered Public Accounting Firm’s Report of KPMG LLP dated February 18, 2011

The following audited financial information are included in Part A of this registration statement:

Financial Highlights (Five years ended December 31, 2010)

Exhibits:

(a)	Articles of Restatement of Registrant were filed as Exhibit (a)(1) of Registrant’s Form N-1A, Post-Effective Amendment No. 54 on April 25, 2008 and is incorporated by reference herein.

(b)

By-laws of the Registrant (as amended March 16, 1989) were filed as Exhibit (2) of the Registrant’s Form N-1A, Post-effective Amendment No. 17, on March 27, 1989 and is incorporated by reference herein.

(c)(1)

Specimen of certificated securities of the Registrant’s International Portfolio was filed as Exhibit (4) of the Registrant’s Form N-1A, Post-effective Amendment No. 21, on February 26, 1993 and is incorporated by reference herein.

(c)(2)

Specimen of certificated securities of the Registrant’s Capital Appreciation Portfolio was filed as Exhibit (4)(a) of the Registrant’s Form N-1A, Post-effective Amendment No. 25, on March 25, 1994 and is incorporated by reference herein.

(c)(3)

Specimen of certificated securities of the Registrant’s Small Cap Portfolio (now called Millennium) was filed as Exhibit (4)(b) of the Registrant’s Form N-1A, Post-effective Amendment No. 25, on March 25, 1994 and is incorporated by reference herein.

(c)(4)

Specimens of certificated securities of the Registrant’s Global Contrarian and Aggressive Growth Portfolios were filed as Exhibit (4)(c) of the Registrant’s Form N-1A, Post-effective Amendment No. 27, on December 30, 1994 and is incorporated by reference herein.

(c)(5)

Specimens of certificated securities of the Registrant’s Core Growth, Growth & Income, S&P 500 Index, Social Awareness, Strategic Income, Stellar and Relative Value Portfolios were filed as Exhibit no. (4)(d) of the Registrant’s Form N-1A, Post-effective Amendment no. 32, on October 21, 1996 and is incorporated by reference herein.

(c)(6)

Specimen of certificated securities of the Registrant’s Nasdaq-100 Index portfolio was filed as Exhibit (c)(6) of the Registrant’s Form N-1A, Post-effective Amendment no. 39, on February 4, 2000 and is incorporated by reference herein.

(d)

Investment Advisory Agreement between the Registrant and Ohio National Investments, Inc., dated May 1, 1996, was filed as Exhibit (5)(a) of the Registrant’s Form N-1A, Post-effective Amendment No. 31, on March 1, 1996, and Schedule A, thereto effective May 1, 1998, was filed as Exhibit (5)(a)(1) of the Registrant’s Form N-1A, Post-effective Amendment no. 35 on February 13, 1998 and is incorporated by reference herein.

(d)(1)

Sub-Advisory Agreement (for the Capital Appreciation portfolio) between Ohio National Investments, Inc. and Jennison Associates LLC dated January 3, 2000 was filed as Exhibit (d)(1) of the Registrant’s Form N-1A, Post-effective Amendment no. 39, on February 4, 2000 and is incorporated by reference herein.

(d)(1)(a)

Amendment, effective July 1, 2003, to the Sub-Advisory Agreement between Ohio National Investments, Inc. and Jennison Associates LLC was filed as Exhibit (d)(1)(a) of Registrant’s Form N-1A, Post Effective Amendment No. 46 on February 13, 2004 and is incorporated by reference herein.

(d)(1)(b)

Schedule A, as amended effective August 17, 2007 to the Investment Advisory Agreement between the Registrant and Ohio National Investments, Inc. was filed as Exhibit (d)(1)(b) of Registrant’s Form N-1A, Post-Effective Amendment No. 54 on April 25, 2008 and is incorporated by reference herein.

(d)(3)

Sub-Advisory Agreement (for the Aggressive Growth portfolio) between Ohio National Investments, Inc. and Janus Capital Management LLC dated April 3, 2002 was filed as Exhibit (d)(3) of the Registrant’s Form N-1A, Post-effective Amendment No. 43, on April 12, 2002 and is incorporated by reference herein.

(d)(3)(a)

Amendments, effective July 1, 2003, to the Sub-Advisory Agreement between Ohio National Investments, Inc. and Janus Capital Management LLC was filed as Exhibit (d)(3)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 46 on February 13, 2004 and is incorporated by reference herein.

(d)(5)

Subadvisory Agreement dated May 1, 2002, (for the Omni, Bristol and Bryton Growth portfolios) between Ohio National Investments, Inc. and Suffolk Capital Management, LLC was filed as Exhibit (d)(5) of the Registrant’s Form N-1A, Post-effective Amendment no. 43 on April 12, 2002 and is incorporated by reference herein.

(d)(5)(a)

Amendment, effective August 19, 2003, to the Sub-Advisory Agreement between Ohio National Investments, Inc. and Suffolk Capital management, LLC was filed as Exhibit (d)(5)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 46 on February 13, 2004 and is incorporated by reference herein.

(d)(6)

Sub-Advisory Agreement dated May 1, 1998 (for the High Income Bond and Strategic Value Portfolios) between Ohio National Investments, Inc. and Federated Investment Counseling was filed as Exhibit (5)(j) of the Registrant’s Form N-1A Post-effective Amendment no. 35 on February 13, 1998 and is incorporated by reference herein.

(d)(6)(a)

Amendment, effective July 1, 2003, to the Sub-Advisory Agreement between Ohio National Investments, Inc. and Federated Investment Counseling was filed as Exhibit (d)(6)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 46 on February 13, 2004 and is incorporated by reference herein.

(d)(6)(b)

Amendment, effective January 1, 2004, to the Sub-Advisory Agreement between Ohio National Investments, Inc. and Federated Investment Counseling, substituting Federated Investment Management Company as the sub-adviser for the High Income Bond Portfolio and substituting Federated Equity Management Company of Pennsylvania as the sub-adviser for the Strategic Value Portfolio was filed as Exhibit (d)(6)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 46 on February 13, 2004 and is incorporated by reference herein.

(d)(7)

Subadvisory Agreement dated January 1, 1999 (for the International and International Small-Mid Company Portfolios) between Ohio National Investments, Inc. and Federated Global Research Corp. (now called Federated Global Investment Management Corp.) was filed as Exhibit (d)(7) of the Registrant’s Form N-1A, Post-effective Amendment no. 37 on February 25, 1999 and is incorporated by reference herein.

(d)(7)(a)

Amendment, effective July 1, 2003, to the Sub-Advisory Agreement between Ohio National investments, Inc. and Federated Global Investment Management Corp. was filed as Exhibit (d)(7)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 46 on February 13, 2004 and is incorporated by reference herein.

(d)(8)

Subadvisory Agreement for the Mid Cap Opportunity Portfolio between Ohio National Investments, Inc. and Goldman Sachs Asset Management, L.P. was filed as Exhibit no. 99(d)(8) of Registrant’s Form N-1A, Post-Effective Amendment No. 56 on February 19, 2010 and is incorporated by reference herein.

(d)(9)

Sub-Advisory Agreement dated August 22, 2003 (for the Capital Growth Portfolio) between Ohio National Investments, Inc. and Eagle Asset Management, Inc. was filed as Exhibit (d)(9)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 46 on February 13, 2004 and is incorporated by reference herein.

(d)(10)

Sub-Advisory Agreement dated August 2, 1999 (for the Equity Portfolio) between Ohio National Investments, Inc. and Legg Mason Fund Adviser, Inc. (now called Legg Mason Funds Management, Inc.) and an amendment thereto effective July 1, 2003 was filed as Exhibit (d)(10)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 46 on February 13, 2004 and is incorporated by reference herein.

(d)(10)(a)

Amendment, effective August 17, 2007, to the Sub-Advisory Agreement between Ohio National Investments, Inc. and Legg Mason Capital Management was filed as Exhibit (d)(10)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 54 on April 25, 2008 and is incorporated by reference herein.

(d)(11)

Sub-Advisory Agreement dated April 30, 2004 (for the U.S. Equity, Balanced and Income Opportunity Portfolios) between Ohio National Investments, Inc. and ICON Advisers, Inc. was filed as Exhibit (d)(11)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 46 on February 13, 2004 and is incorporated by reference herein.

(d)(11)(a)	Amendment to Sub-advisory Agreement between the Registrant and ICON Advisers, Inc. is filed herewith as Exhibit 99(d)(11)(a).

(d)(12)

Sub-advisory Agreement between the Registrant and Janus Capital Corporation as to the Small Cap Growth Portfolio was filed as Exhibit (d)(12) of Registrant’s Form N-1A, Post Effective Amendment No. 51 on April 27, 2006 and is incorporated by reference herein.

(d)(12)(a)	First Amendment to Sub-advisory Agreement between the Registrant and Janus Capital Corporation is filed herewith as Exhibit 99(d)(12)(a).

(d)(13)

Sub-Advisory Agreement between the Registrant and Suffolk Capital Management LLC as to the Bristol Growth Portfolio was filed as Exhibit (d)(13) of Registrant’s Form N-1A, Post-Effective Amendment No. 53 on April 30, 2007 and is incorporated by reference herein.

(d)(14)

Sub-Advisory Agreement between Ohio National Investments, Inc. and Neuberger Berman Management LLC as to the Millennium Portfolio was filed as Appendix A of Registrant’s Definitive 14C on July 17, 2009 and is incorporated by reference herein.

(g)	Custody Agreement between the Registrant and Star Bank, N.A. (now called U.S. Bank, N.A.) was filed as Exhibit (8) of the Registrant’s Form N-1A, Post-effective Amendment no. 33, on April 25, 1997.

(g)(1)

Custody Agreement (for the International Portfolio) between the Registrant and Investors Fiduciary Trust Company (now called State Street Bank and Trust Company) was filed as Exhibit (8)(a) of the Registrant’s Form N-1A, Post-effective Amendment No. 22, on April 22, 1993, and the First Amendment thereto (adding the Global Contrarian Portfolio, now called International Small-Mid Company portfolio) between the Registrant and Investors Fiduciary Trust Company was filed as Exhibit (8)(a)(i) of the Registrant’s Form N-1A, Post-effective Amendment No. 27, on December 30, 1994.

(g)(2)	Custody Agreement between the Registrant and U.S. Bank National Association was filed as Exhibit (g)(2) of Registrant’s Form N-1A, Post Effective Amendment No. 51 on April 27, 2006.

(h)(1)

Fund Accounting Servicing Agreement between the Registrant and Firstar Mutual Fund Services, LLC (now called U.S. Bancorp Fund Services, LLC) was filed as Exhibit no. (h)(1) of the Registrant’s Form N-1A, Post-effective Amendment no. 41, on April 9, 2001.

(h)(2)

Transfer Agency Servicing Agreement between the Registrant and Firstar Mutual Fund Services, LLC (now called U.S. Bancorp Fund Services, LLC) was filed as Exhibit no. (h)(2) of the Registrant’s Form N-1A, Post-effective Amendment no. 41, on April 9, 2001.

(h)(3)

Service Agreement among the Registrant, Ohio National Investments, Inc. and The Ohio National Life Insurance Company, dated May 1, 1996, was filed as Exhibit (9)(b) of the Registrant’s Form N-1A, Post-effective Amendment No. 31, on March 31, 1996.

(h)(4)

Master Repurchase Agreement between the Registrant and Star Bank, N.A. (now called U.S. Bank, N.A.) was filed as Exhibit (9)(c) of the Registrant’s Form N-1A, Post-effective Amendment no. 33, on April 25, 1997.

(h)(5)

Services Agreement (for the International Portfolio) between the Registrant and Interactive Data Corporation was filed as Exhibit (9)(e) of the Registrant’s Form N-1A, Post-effective Amendment No. 23, on October 29, 1993.

(h)(6)

Joint Insured Agreement among the Registrant, Dow Target Variable Fund LLC and Ohio National Investments, Inc. was filed as Exhibit no. (h)(6) of the Registrant’s Form N-1A, Post-effective Amendment no. 37 on February 25, 1999.

(h)(7)

Partial Fund Administration Agreement between the Registrant and U.S. Bancorp Fund Services, LLC was filed as Exhibit (h)(7) of Registrant’s Form N-1A, Post Effective Amendment No. 51 on April 27, 2006.

(h)(8)	Fund Accounting Servicing Agreement the Registrant and U.S. Bancorp Fund Services, LLC was filed as Exhibit (h)(7) of Registrant’s Form N-1A, Post Effective Amendment No. 51 on April 27, 2006.

(i)(1)

Opinion and consent of Ronald L. Benedict, Esq., as to the shares of the Registrant’s International Portfolio was filed as Exhibit (10) of the Registrant’s Form N-1A, Post-effective Amendment No. 21, on February 26, 1993.

(i)(2)

Opinion and consent of Ronald L. Benedict, Esq., as to the shares of the Registrant’s Capital Appreciation, Small Cap (now called Discovery), Global Contrarian (now called International Small-Mid Company) and Aggressive Growth Portfolios was filed as Exhibit (10)(a) of the Registrant’s Form N-1A, Post-effective Amendment No. 27, on December 30, 1994.

(i)(3)

Opinion and consent of Ronald L. Benedict, Esq., as to the shares of the Registrant’s Core Growth (now called Small Cap Growth), Growth & Income (now called Mid Cap Opportunity) and S&P 500 Index Portfolios was filed as Exhibit no. (10)(b) of the Registrant’s Form N-1A, Post-effective Amendment no. 32, on October 21, 1996.

(i)(4)

Opinion and consent of Ronald L. Benedict, Esq., as to the shares of the Registrant’s Small Cap Growth (now called Capital Growth), High Income Bond and Blue Chip Portfolios was filed as Exhibit (10)(c) of the Registrant’s Form N-1A, Post-Effective Amendment no. 36 on April 24, 1998.

(i)(5)

Opinion and consent of Ronald L. Benedict, Esq., as to the shares of the Registrant’s Nasdaq-100 Index portfolio was filed as Exhibit (i)(5) of the Registrant’s Form N-1A, Post-effective Amendment no. 39, on February 4, 2000.

(j)(1)

Investment letter for the initial subscription of capital stock of the Registrant’s International Portfolio was filed as Exhibit (13) of the Registrant’s Form N-1A, Post-effective Amendment No. 22, on April 22, 1993.

(j)(2)

Investment letters for the initial subscriptions of capital stock of the Registrant’s Capital Appreciation, Small Cap (now called Millennium), Global Contrarian (now called International Small-Mid Company) and Aggressive Growth Portfolios were filed as Exhibit (13)(a) of the Registrant’s Form N-1A, Post-effective Amendment No. 27, on December 30, 1994.

(j)(3)

Investment letter for the initial subscription of stock of the Registrant’s Core Growth (now called Small Cap Growth), Growth & Income (now called Mid Cap Opportunity) and S&P 500 Index Portfolios was filed as Exhibit (13)(b) of the Registrant’s Form N-1A Post-effective Amendment no. 33, on April 25, 1997.

(j)(4)

Investment letter for the initial subscription of stock of the Registrant’s Small Cap Growth (now called Capital Growth), High Income Bond and Blue Chip (now called Strategic Value) Portfolios was filed as Exhibit (13)(c) of the Registrant’s Form N-1A Post-Effective Amendment no. 36 on April 24, 1998.

(j)(5)

Investment letter for the initial subscription of stock of the Registrant’s Nasdaq-100 Index portfolio was filed as Exhibit (j)(5) of the Registrant’s Form N-1A, Post-effective Amendment no. 39, on February 4, 2000.

(j)(6)	Consent of KPMG LLP

(p)	Registrant’s Code of Ethics (pursuant to Rule 17j-1) as amended November 18, 2003 was filed as Exhibit (P) to Registrant’s Form N-1A, Post-Effective Amendment No. 46 on February 13, 2004.

(p)(1)

Registrant’s Code of Ethics for President and Treasurer (pursuant to Sarbanes-Oxley Act), adopted November 18, 2003, was filed as Exhibit (P)(1) to Registrant’s Form N-1A, Post Effective Amendment No. 46 on February 13, 2004.

(p)(2)

Registrant’s Code of Ethics, as amended January, 2009, was filed as Exhibit 99(p)(2) to Registrant’s Form N-1A, Post-Effective Amendment No. 56 on April 24, 2009 and is incorporated by reference herein.

(p)(3)	Adviser’s Code of Ethics, as amended January, 2009, was filed as Exhibit 99(p)(3) to Registrant’s Form N-1A, Post-Effective Amendment No. 56 on April 24, 2009 and is incorporated by reference herein.

(24)	Powers of Attorney filed herewith as Exhibit (24)

Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant

The Registrant is an affiliate of Ohio National Financial Services, Inc., an Ohio intermediate holding company which is owned by Ohio National Mutual Holdings, Inc., an Ohio mutual holding company owned by the life insurance and annuity policyholders of The Ohio National Life Insurance Company.

Ohio National Financial Services, Inc. owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
The Ohio National Life Insurance Company	Ohio	100%

OnFlight, Inc. (aviation)	Ohio	100%
Fiduciary Capital Management, Inc. (investment adviser)	Connecticut	51%
Financial Way Realty, Inc.	Ohio	100%
Suffolk Capital Management LLC (investment adviser)	Delaware	83%
Sycamore Re, Ltd. (captive reinsurance company)	Bermuda	100%

The Ohio National Life Insurance Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
Ohio National Life Assurance Corporation	Ohio	100%
Ohio National Equities, Inc. (securities broker dealer)	Ohio	100%
Ohio National Investments, Inc. (investment adviser)	Ohio	100%
The O.N. Equity Sales Company (securities broker dealer)	Ohio	100%
Ohio National Fund, Inc. (registered investment company)	Maryland	83%
Sycamore Re, Ltd. (captive reinsurance company)	Bermuda	more than 90%
Dow Target Variable Fund LLC (registered investment company)	Ohio	100%
Montgomery Re, Inc. (captive reinsurance company)	Vermont	100%
National Security Life and Annuity Company (insurance company)	New York	80.5%

The O.N. Equity Sales Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
O.N. Investment Management Company (investment adviser)	Ohio	100%
Ohio National Insurance Agency of Alabama, Inc.	Alabama	100%
Ohio National Insurance Agency, Inc.	Ohio	100%

Sycamore Re, Ltd. owns 100% of the voting securities of ON Global Holdings, LLC, an insurance holding company organized under the laws of Delaware.

ON Global Holdings, LLC owns 100% of the voting securities of Ohio National Sudamerica S.A., an insurance holding company organized under the laws of Chile.

Ohio National Sudamerica S.A. owns 100% of the voting securities of Ohio National Seguros de Vida S.A., a life insurance company organized under the laws of Chile.

Item 30. Indemnification

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a “corporate representative”) of the Registrant (a Maryland corporation), except a proceeding brought by or on behalf of the Registrant, the Registrant may indemnify the corporate representative against expenses, including attorneys’ fees, and judgments, fines, penalties, and amounts paid in settlement, if such expenses were actually and reasonably incurred by the corporate representative in connection with the proceeding, if: (i) he or she acted in good faith; (ii) in the case of conduct in his or her official capacity he or she reasonably believed that his or her conduct was in the best interests of the Registrant, and in all other cases he or she reasonably believed that his or her conduct was not opposed to the best interests of the Registrant; and (iii) with respect to any criminal proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful. The Registrant is also authorized under Section 2-418 of the Maryland General Corporation Law to indemnify a corporate representative under certain circumstances against reasonable expenses incurred in connection with the defense of a suit or action by or in the right of the Registrant except where the corporate representative has been adjudged liable to the Registrant.

Under Article 11 of the Registrant’s By-laws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article 11 of Registrant’s By-laws and Section 2-418 of the Maryland General Corporation Law.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a manager, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant may maintain a standard and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Directors and officers, and could cover its adviser and its affiliates, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31. Business and Other Connections of Investment Adviser and Subadvisers

Information related to the Registrant’s investment adviser (Ohio National Investments, Inc.) and each of the subadvisers retained by the investment adviser for the management of the Registrant’s portfolios is contained in the registration statement currently on file with the Commission for each such entity on Form ADV and is incorporated herein by reference. The file numbers of the investment adviser and each subadviser are listed below:

Investment Adviser or Subadviser	File No.
Ohio National Investments, Inc.	801-51396
Eagle Asset Management, Inc.	801-21343
Federated Equity Management Company of Pennsylvania	801-62501
Federated Global Investment Management Corp.	801-49470
Federated Investment Management Company	801-34612
Goldman Sachs Asset Management, L.P.	801-37591
ICON Advisers, Inc.	801-38868
Jennison Associates LLC	801-05608
Janus Capital Management LLC	801-13991
Legg Mason Capital Management, LLC	801-18115
Neuberger Berman Management LLC	801-8259
Suffolk Capital Management, LLC	801-60808
First Trust Advisors L.P.	801-39950

Item 32. Principal Underwriters

The principal underwriter of the Registrant’s securities is presently Ohio National Equities, Inc. (“ONEQ”). ONEQ is a wholly-owned subsidiary of The Ohio National Life Insurance Company (“ONLIC”). ONEQ also serves as the principal underwriter of securities issued by Ohio National Variable Accounts A, B and D, separate accounts of ONLIC which are registered as unit investment trusts; and Ohio National Variable Account R, a separate account of ONLIC’s subsidiary, Ohio National Life Assurance Corporation, which separate account is also registered as a unit investment trust. ONEQ also serves as the principal underwriter of securities issued by National Security Variable Accounts N and L, separate accounts of the ONLIC’s affiliate, National Security Life and Annuity Company.

The directors and officers of ONEQ are:

Name	Position with ONEQ
Thomas A. Barefield	Senior Vice President
Gary T. Huffman	Director and President
Michael F. Haverkamp	Secretary and Director
Barbara A. Turner	Director, Vice President of Operations & Comptroller and Treasurer
H. Douglas Cooke	Vice President, Institutional Sales
Richard J. Dowdle	Vice President, Institutional Sales
Martin T. Griffin	Vice President, Institutional Sales
Laurens N. Sullivan	Vice President, Institutional Sales
Jeffery A. Bley	Chief Compliance Officer
Kimberly A. Plante	Assistant Secretary*

*	Ms. Plante is Secretary of the Fund.

The principal business address of each of the foregoing is One Financial Way, Montgomery, Ohio 45242.

During the last fiscal year, ONEQ received the following commissions and other compensation, directly or indirectly, from the Registrant

Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
None	None	None	None

Item 33. Location of Accounts and Records

The books and records required under Section 31(a) and Rules thereunder are maintained and in the possession of the following persons:

(a)	Journals and other records of original entry:

For those portfolios other than the International and International Small-Mid Company Portfolios:

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, Ohio 45202

and

U.S. Bancorp Fund Services (“Fund Services”)

615 East Michigan Street

Milwaukee, Wisconsin 53202

For the International and International Small-Mid Company Portfolios:

State Street Bank and Trust Company

(“State Street”)

801 Pennsylvania Street

Kansas City, Missouri 64105

(b)	General and auxiliary ledgers:

Fund Services and State Street

(c)	Securities records for portfolio securities:

Fund Services and State Street

(d)	Corporate charter (Articles of Incorporation), By-Laws and Minute Books:

Kimberly A. Plante, Secretary

Ohio National Fund, Inc.

One Financial Way

Montgomery, Ohio 45242

(e)	Records of brokerage orders:

The Adviser

(f)	Records of other portfolio transactions:

The Adviser

(g)	Records of options:

The Adviser

(h)	Records of trial balances:

Fund Services and The Adviser

(i)	Quarterly records of allocation of brokerage orders and commissions:

The Adviser

(j)	Records identifying persons or group authorizing portfolio transactions:

The Adviser

(k)	Files of advisory materials

The Adviser

Item 34. Management Services

Not Applicable

Item 35.	Undertakings

Not applicable

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Montgomery and the State of Ohio on the 27th day of April, 2011.

Ohio National Fund, Inc.

By:	/s/ Christopher A. Carlson
Christopher A. Carlson, President

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Christopher A. Carlson Christopher A. Carlson	President (Principal Executive Officer)	April 27, 2011

* /s/ John J. Palmer John J. Palmer	Director	April 27, 2011

/s/ R. Todd Brockman R. Todd Brockman	Treasurer (Principal Financial and Accounting Officer)	April 27, 2011

* /s/ James E. Bushman James E. Bushman	Director	April 27, 2011

* /s/ John I. Von Lehman John I. Von Lehman	Director	April 27, 2011

* /s/ George M. Vredeveld George M. Vredeveld	Director	April 27, 2011

* /s/ Kimberly A. Plante
Kimberly A. Plante, Attorney in fact pursuant to Powers of Attorney which have been filed herewith.

Index of Consents and Exhibits

Exhibit Number	Description	Page Number

(24)	Powers of Attorney

99(j)	Consent of KPMG LLP